             As filed with the Securities and Exchange Commission
                                 on May 1, 1998
                      Registration No. 33-42927; 811-6419

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]

                        Post-Effective Amendment No. 45              [X]

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                               Amendment No. 46                         [X]
                       (Check appropriate box or boxes)
                           ________________________

                             STAGECOACH FUNDS, INC.
               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant        [ ]  on _________ pursuant
    to Rule 485(b), or                           to Rule 485(b)

[ ] 60 days after filing pursuant           [ ]  on _________ pursuant
    to Rule 485(a)(1), or                        to Rule 485(a)(1)

[ ] 75 days after filing pursuant           [ ]  on ___________pursuant
    to Rule 485(a)(2), or                        to Rule 485(a)(2)

If appropriate, check  the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

     This Post-Effective Amendment No. 45 to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement audited financial statements and certain other financial information for the year ended December 31, 1997, for the Retail and Institutional Class shares, as applicable, for the Company's California Tax-Free Bond, Overland Express Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, U.S. Government Income and Variable Rate Government Funds, described in prospectuses filed in Post-Effective Amendment Nos. 37 and 41 to the Company's Registration Statement on December 15, 1997 and January 29, 1998, respectively. The prospectuses in said Post-Effective Amendment Nos. 37 and 41 describing the aforementioned Funds are incorporated by reference to this filing. The updated financial information therefor is provided herein in a "wrapper" format which will become part of said prospectuses. In addition, this Amendment makes certain non-material changes to the Retail and Institutional Class shares, as applicable, of the Company's Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, Intermediate Bond, National Tax-Free, Oregon Tax-Free, Overland Express Sweep, Short-Intermediate U.S. Government Income, Short-Term Government-Corporate Income, Short-Term Municipal Income, U.S. Government Income and Variable Rate Government Funds.

     This Amendment does not affect the Registration Statement, prospectuses or Statements of Additional Information for the Company's other Funds or classes.

                             STAGECOACH FUNDS, INC.
                             ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Cover Page
2               Summary of Expenses
3               Financial Highlights
                How to Read the Financial Highlights
4               General Investment Risks
                Key Information
                Organization and Management of the Funds
                (Name of) Fund
5               Organization and Management of the Funds
                Summary of Expenses
6               Additional Services and Other Information
7               Additional Services and Other Information
                Exchanges
                Your Account
8               Additional Services and Other Information
                Exchanges
                Your Account
9               Not Applicable

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page
11              Table of Contents
12              Historical Fund Information
13              Additional Permitted Investment Activities
                Appendix
                Investment Restrictions
                Risk Factors
14              Management
15              Management
16              Fund Expenses
                Independent Auditors
                Management
17              Portfolio Transactions
18              Capital Stoock
                Other
19              Additional Purchase and Redemption Information
                Determination of Net Asset Value
20              Federal Income Taxes
21              Management
22              Performance Calculations
23              Financial Information

Part C          Other Information
------          -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                            STAGECOACH FUNDS/R/
May 1, 1998

     Stagecoach
      Income Funds
     Prospectus
        Wrapper



     Class A            This wrapper updates
     Class B            information in the
     Class C            December 15, 1997
                        Prospectus, including
                        Financial Highlights as
                        indicated and the Expense
                        Tables. Please keep this
                        update with your
                        prospectus.

The tables below replace the Expense Information on pages 6-9 of the December 15, 1997 Prospectus for the Funds indicated. Said Prospectus is hereby incorporated by reference.


Income Retail Funds                                                                                            Summary of Expenses
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
SHAREHOLDER TRANSACTION EXPENSES
====================================================================================================================================

These tables are intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Fund" for more details.
------------------------------------------------------------------------------------------------------------------------------------

                                                S/T G-C Inc.               U.S. Government Income               Variable Rate Govt.

                                                ------------------------------------------------------------------------------------

                                                  Class A               Class A     Class B     Class C        Class A       Class C

------------------------------------------------------------------------------------------------------------------------------------

Maximum sales charge on a purchase
  (as a percentage of offering price).            3.00%                  4.50%        None       None           3.00%         None
------------------------------------------------------------------------------------------------------------------------------------

Maximum sales charge on reinvested dividends.     None                   None         None       None           None          None
------------------------------------------------------------------------------------------------------------------------------------

 Maximum sales charge imposed on a:
  Redemption during first year                    None                   None         5.00%      1.00%          None          1.00%
  Redemption after first year                     None                   None         4.00%      None           None          None
------------------------------------------------------------------------------------------------------------------------------------

Exchange fees                                     None                   None         None       None           None          None
====================================================================================================================================

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
====================================================================================================================================

Expenses shown "before waivers" are based on contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice. Long-term shareholders of Class B and Class C shares may pay more than the equivalent of the maximum front-end sales charge allowed by the
National Association of Securities Dealers.
------------------------------------------------------------------------------------------------------------------------------------

                                                S/T G-C Inc.               U.S. Government Income               Variable Rate Govt.

                                                ------------------------------------------------------------------------------------

                                                  Class A               Class A     Class B     Class C        Class A       Class C

-----------------------------------------------------------------------------------------------------------------------------------


Rule 12b1Fee                                      0.25%                  0.05%        0.70%      0.75%          0.25%         0.50%
------------------------------------------------------------------------------------------------------------------------------------

Management fee
  after waivers or reimbursement)                 0.00%                  0.50%        0.50%      0.50%          0.41%         0.41%

------------------------------------------------------------------------------------------------------------------------------------

Other expenses
  (after waivers or reimbursement)                0.16%                  0.34%        0.39%      0.38%          0.16%         0.41%
------------------------------------------------------------------------------------------------------------------------------------

TOTAL FUND OPERATING EXPENSES
  (after waivers or reimbursement)                0.41%                  0.89%        1.59%      1.59%          0.78%         1.28%
------------------------------------------------------------------------------------------------------------------------------------

Management Fee
  (before waivers or reimbursement)               0.50%                  0.50%        0.50%      0.50%          0.50%         0.50%

------------------------------------------------------------------------------------------------------------------------------------

Other expenses
  (before waivers or reimbursement)               1.17%                  0.41%        0.67%      1.81%          0.34%         0.77%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
  (before waivers or reimbursement)               1.92%                  0.96%        1.87%      3.06%          1.09%         1.77%

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

EXAMPLES OF EXPENSES
====================================================================================================================================

You would pay the following expenses        S/T G-C Inc.               U.S. Government Income               Variable Rate Govt.

on a $1,000 investment assuming a 5%

annual return, and that you redeem your     ----------------------------------------------------------------------------------------

shares at the end of each period.             Class A               Class A     Class B     Class C        Class A       Class C

------------------------------------------------------------------------------------------------------------------------------------

1 Year                                          $34                   $54         $66        $26             $38           $23
------------------------------------------------------------------------------------------------------------------------------------

3 Years                                         $43                   $72         $80        $50             $54           $41
------------------------------------------------------------------------------------------------------------------------------------

5 Years                                         $52                   $92        $107        $87             $72           $70
------------------------------------------------------------------------------------------------------------------------------------

10 Years                                        $80                  $150        $152       $189            $124          $155
------------------------------------------------------------------------------------------------------------------------------------

You would pay the following expenses        S/T G-C Inc.               U.S. Government Income               Variable Rate Govt.

on a $1,000 investment assuming a 5%

annual return, and that you do not redeem   ----------------------------------------------------------------------------------------

your shares at the end of each period.        Class A               Class A     Class B     Class C        Class A       Class C

------------------------------------------------------------------------------------------------------------------------------------

1 Year                                          $34                   $54         $16        $16             $38           $13
------------------------------------------------------------------------------------------------------------------------------------

3 Years                                         $43                   $72         $50        $50             $54           $41
------------------------------------------------------------------------------------------------------------------------------------

5 Years                                         $52                   $92         $87        $87             $72           $70
------------------------------------------------------------------------------------------------------------------------------------

10 Years                                        $80                  $150        $152       $189            $124          $155
------------------------------------------------------------------------------------------------------------------------------------


The table below replaces Pages 16 of the December 15, 1997 Prospectus.

Short-Term Government -
Corporate Income Fund                                      Financial Highlights
--------------------------------------------------------------------------------

====================================================================================
FOR SHARES OUTSTANDING
======================================================================================
                                       CLASS A SHARE - COMMENCED
                                       ON SEPTEMBER 19, 1994
                                       -----------------------------------------------
                                        Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31
For the period ended:                    1997        1996       1995       1994
--------------------------------------------------------------------------------------
Net asset value, beginning of period    $4.98       $5.02      $4.93      $5.00
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           0.29        0.28       0.30       0.08
  Net realized and unrealized gain
   (loss) on investments                 0.00       (0.04)      0.09      (0.07)
--------------------------------------------------------------------------------------
Total from investment operations         0.29        0.24       0.39       0.01
--------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income  (0.29)      (0.28)     (0.30)     (0.08)
  Distributions from net realized gain   0.00        0.00       0.00       0.00
--------------------------------------------------------------------------------------
Total from distributions:               (0.29)      (0.28)     (0.30)     (0.08)
--------------------------------------------------------------------------------------
Net asset value, end of period          $4.98       $4.98      $5.02      $4.93
--------------------------------------------------------------------------------------
Total Return/1/                          5.91%       4.83%      8.05%      0.28%
--------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)    $14,689     $14,023     $5,954      $96
--------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
  Ratio of expenses to average           0.39%/2/    0.36%/4/   0.30%/4/   0.30%/4/
   net assets
  Ratio of net investment income to
   average net assets                    5.74%/2/    5.47%/4/   6.01%/4/   5.77%/4/
--------------------------------------------------------------------------------------
Portfolio turnover                        223%/3/     247%/5/    227%/5/      0%/5/
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed    1.92%/2/    1.85%/4/   6.79%/4/  67.89%/4/
  expenses
--------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to waived     4.21%/2/    3.98%/4/  (0.48)%/4/(61.82)%/4/
   fees and reimbursed expenses
--------------------------------------------------------------------------------------

======================================================================================
CLASS A SHARE CALANDER YEAR RETURNS                       1997       1996       1995
======================================================================================
These returns reflect fee waivers and reimbursements,     5.91%     4.83%      8.05%
do not reflect sales loads and are not a guarantee of
future performance.
--------------------------------------------------------------------------------------

1 Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.
2 This ratio includes activity of the Master Portfolio for the period from
  January 1, 1997 to December 12, 1997.
3 The portfolio turnover rate includes activity of the Master Portfolio from
  January 1, 1997 to December 12, 1997.
4 The ratio includes income and expenses allocated from the Master Portfolio.
5 The portfolio turnover shown in the table is for the Master Portfolio.

This page intentionally left blank

---------------------------------------------------

The tables below replace Pages 24-25 of the December 15, 1997 Prospectus.

U.S. Government Fund/1/                Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
FOR SHARES OUTSTANDING
====================================================================================================================================

                                                   CLASS A SHARES - COMMENCED
                                                   ON APRIL 7, 1988
                                                  ----------------------------------------------------------------------------------

                                                    Dec. 31,        Dec. 31,         Dec. 31,       Dec. 31,       Dec. 31,
For Period Ended:                                     1997            1996             1995           1994          1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.65           $ 11.34          $10.16          $11.44         $11.11
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        0.64              0.66            0.73            0.74           0.78
  Net realized and unrealized gain
   (loss) on investments                              0.23             (0.69)           1.18           (1.28)          0.38
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      0.87             (0.03)           1.91           (0.54)          1.16
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income               (0.64)            (0.66)          (0.73)          (0.74)         (0.78)
  Distributions from net realized gain                0.00              0.00            0.00            0.00          (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                            (0.64)           ( 0.66)          (0.73)          (0.74)         (0.83)
  Net Asset Value, end of period                    $10.88            $10.65          $11.34          $10.16         $11.44
------------------------------------------------------------------------------------------------------------------------------------
Total return/2/                                       8.73%           (0.11)%          19.32%         (4.81)%         10.67%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                $207,558           $77,239         $30,471         $35,838        $50,301
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
  Ratio of expenses to average net assets             0.88%             0.89%           0.88%           0.76%          0.53%
  Ratios of net investment income to
   average net assets                                 6.01%             6.07%           6.79%           6.84%          6.79%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     306%              240%             95%             50%           115%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed                 0.96%             1.24%           1.24%           1.08%          1.01%
   expenses
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to waived fees             5.93%             5.72%           6.44%           6.52%          6.31%
   and reimbursed expenses
------------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
CLASS A SHARE CALENDAR YEAR RETURNS                   1997              1996            1995            1994           1993
===================================================================================================================================
Returns for other share classes may vary due           8.73%            0.11%          19.32%          -4.81%         10.67%
to different fees and expenses.  These returns
reflect fee waivers and reimbursements, do
not reflect sales loads and are not a guarantee
of future performance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of Overl and Express Funds, Inc. and Stagecoach Fund, Inc.
/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

                                                 CLASS A SHARES - COMMENCED
                                                 ON APRIL 7, 1988
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Dec. 30,          Dec. 30,          Dec. 30,       Dec. 30,         Dec. 30,
For Period Ended:                                  1992               1991              1990            1989             1988
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $11.54             $10.84           $10.75          $10.29          $10.52
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       0.83               0.90             0.92            0.95            0.57
  Net realized and unrealized gain
   (loss) on investments                            (0.15)              0.95             0.11            0.53           (0.22)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     0.68               1.85             1.02            1.47            0.35
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income              (0.83)             (0.90)           (0.94)          (0.95)          (0.57)
  Distributions from net realized gain              (0.28)             (0.24)            0.00           (0.06)          (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                           (1.12)             (1.15)           (0.94)          (1.01)          (0.58)
  Net Asset Value, end of period                   $11.11             $11.54           $10.84          $10.75          $10.29
-----------------------------------------------------------------------------------------------------------------------------------
Total return/2/                                      6.27%             18.08%           10.17%          14.82%           3.24%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                $40,883            $20,457          $11,116          $4,238          $3,264
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets                         0.47%              0.00%            0.07%           0.54%           0.29%
  (annualized)
  Ratio of expenses to average net assets
  Ratios of net investment income to
   average net assets                                6.26%              8.30%            8.65%           8.89%           7.88%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    128%               100%               4%             11%             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
   expenses                                          1.13%              1.87%            2.72%           4.45%           7.31%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to waived fees
   and reimbursed expenses                           5.60%              6.43%            6.00%             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
CLASS A SHARE CALENDAR YEAR RETURNS                   1992             1991              1990             1989
===================================================================================================================================
Returns for other share classes may vary due          6.27%           18.08%            10.17%           14.82%
to different fees and expenses.  These returns
reflect fee waivers and reimbursements, do
not reflect sales loads and are not a guarantee
of future performance.
------------------------------------------------------------------------------------------------------------------------------------



The table below replaces Pages 26-27 of the December 15, 1997 Prospectus.

U. S. Government Income Fund                                                                                  Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
For Shares Outstanding
====================================================================================================================================
                                        CLASS B SHARES          CLASS C SHARES -- COMMENCED
                                        COMMENCED               ON JULY 1, 1993 /1/
                                        ON
                                        DECEMBER 15,
                                        1997
                                        --------------------------------------------------------------------------------------------
For the period ended:                   Dec. 31,       Dec. 31,         Dec. 31,      Dec. 31,        Dec. 30,        Dec. 30,
                                          1997           1997             1996          1995            1994           1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $10.72         $10.49          $11.17          $10.01          $11.26          $11.37
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             0.03           0.55            0.58            0.64            0.65            0.32
  Net realized and unrealized gain
   (loss) on investments                  (0.02)          0.22           (0.68)           1.16           (1.25)          (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           0.01           0.77           (0.10)           1.80           (0.60)           0.26
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.03)         (0.55)          (0.58)          (0.64)          (0.65)          (0.32)
  Distributions from net realized gain     0.00           0.00            0.00            0.00            0.00           (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                 (0.03)         (0.55)          (0.58)          (0.64)          (0.65)          (0.37)
  Net asset value, end of period         $10.70         $10.71          $10.49          $11.17          $10.01          $11.26
------------------------------------------------------------------------------------------------------------------------------------
Total return/2/                            0.08%          7.56%          (0.79)%         18.54%          (5.45)%          2.25%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)      $26,401         $1,772          $2,290          $2,793          $3,722          $9,594
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
  Ratio of expenses to average net
    assets                                1.58%           1.62%           1.62%           1.62%           1.37%           0.90%
  Ratio of net investment income to
    average net assets                    5.75%           5.27%           5.50%           6.07%           6.14%           5.90%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         306%            306%            240%             95%             50%            115%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed     1.87%           3.06%           3.39%           2.29%           1.87%           2.03%
    expenses
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to waived      5.46%           3.83%           3.73%           5.40%           5.64%           4.77%
    fees and reimbursed expenses
------------------------------------------------------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of Overland Express Funds, Inc. and Stagecoach Funds, Inc.
/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

THIS PAGE INTENTIONALLY LEFT BLANK
----------------------------------

The tables below replace Pages 30-31 of the December 15, 1997 Prospectus.

Variable Rate Government Fund                      Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A SHARES - COMMENCED
                                                   ON NOVEMBER 1, 1990
                                                  ----------------------------------------------------------------------------------

                                                    Dec. 31,        Dec. 31,         Dec. 31,       Dec. 31,       Dec. 31,
For Period Ended:                                     1997            1996             1995           1994          1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $9.25             $9.35           $9.19           $9.99          $9.95
------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
  Net investment income (loss)                        0.51              0.50            0.53            0.43           0.44
  Net realized and unrealized gain
   (loss) on investments                             (0.02)            (0.10)           0.16           (0.80)          0.04
------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                      0.49              0.40            0.69           (0.37)          0.48
------------------------------------------------------------------------------------------------------------------------------------

Less distributions:
  Dividends from net investment income               (0.51)            (0.46)          (0.53)          (0.43)         (0.44)
  Distributions from net realized gain                0.00              0.04            0.00            0.00          (0.00)
------------------------------------------------------------------------------------------------------------------------------------

Total from distributions:                            (0.51)           ( 0.50)          (0.53)          (0.43)         (0.44)
  Net asset value, end of period                     $9.23             $9.25           $9.35           $9.19          $9.99
------------------------------------------------------------------------------------------------------------------------------------

Total return/1/                                       5.43%             4.41%           7.69%          (3.81)%         4.87%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets, end of period (000s)                $227,353          $393,948        $653,897        $215,546     $1,949,013
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets
  (annualized):
  Ratios of expenses to average net assets            0.81%             0.88%           0.84%           0.79%          0.76%
  Ratios of net investment income to
   average net assets                                 5.55%             5.36%           5.71%           4.40%          4.37%
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover                                      92%              277%            317%            164%           201%
------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
   expenses                                           1.09%             0.98%           0.96%           0.94%          0.95%
------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to
  average net assets prior to waived fees             5.27%             5.26%           5.59%           4.25%          4.18%
   and reimbursed expenses
------------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
CLASS A SHARE CALENDAR RETURNS                         1997              1996            1995            1994           1993
===================================================================================================================================
                                                       5.43%            4.41%           7.69%          -3.81%          4.87%


----------------------------------------------------------------------------------------------------
                                                   CLASS A SHARES - COMMENCED
                                                   ON NOVEMBER 1, 1990
                                                  --------------------------------------------------

                                                    Dec. 30,        Dec. 30,         Dec. 30,
For Period Ended:                                     1992            1991             1990
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.13            $10.12          $10.00
----------------------------------------------------------------------------------------------------

Income from investment operations:
  Net investment income (loss)                        0.59              0.78            0.08
  Net realized and unrealized gain
   (loss) on investments                             (0.18)             0.01            0.12
----------------------------------------------------------------------------------------------------

Total from investment operations                      0.41              0.79            0.20
----------------------------------------------------------------------------------------------------

Less distributions:
  Dividends from net investment income               (0.59)            (0.78)          (0.08)
  Distributions from net realized gain                0.00              0.00            0.00
----------------------------------------------------------------------------------------------------

Total from distributions:                            (0.59)           ( 0.78)          (0.08)
  Net asset value, end of period                     $9.95            $10.13          $10.12
----------------------------------------------------------------------------------------------------

Total return/1/                                       4.23%             8.60%           2.75%
----------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets, end of period (000s)              $2,559,363          $566,840          $6,858
----------------------------------------------------------------------------------------------------

Ratios to average net assets
  (annualized):
  Ratios of expenses to average net assets            0.75%             0.50%           0.00%
  Ratios of net investment income to
   average net assets                                 5.62%             7.36%           4.93%
----------------------------------------------------------------------------------------------------

Portfolio turnover                                     197%              250%            N/A
----------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
   expenses                                           0.94%             1.08%           5.48%
----------------------------------------------------------------------------------------------------

Ratio of net investment income to
  average net assets prior to waived fees             5.43%             6.78%          (0.55)%
   and reimbursed expenses
----------------------------------------------------------------------------------------------------


====================================================================================================
CLASS A SHARE CALENDAR RETURNS                         1992              1991
====================================================================================================
Returns for other share classes may vary due to        4.23%            8.60%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.

/1/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.


The table below replaces Pages 30-31 of the December 15, 1997 Prospectus.


Variable Rate Government Fund  Financial Highlights
--------------------------------------------------------------------------------
================================================================================
FOR SHARES OUTSTANDING
================================================================================

                                                          Class C Share -  Commenced on July 1, 1993
                                                -------------------------------------------------------------------
For Period Ended:                              Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                                                1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period            $13.83       $13.97       $13.74       $14.93       $15.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    0.70         0.68         0.73         0.57         0.27
  Net realized and unrealized gain
    (loss) on investments                         0.04        (0.14)        0.23        (1.19)       (0.07)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                  0.74         0.54         0.96        (0.62)        0.20
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income           (0.70)       (0.63)       (0.73)       (0.57)       (0.27)
  Distributions from net realized gain            0.00        (0.05)        0.00         0.00         0.00
-------------------------------------------------------------------------------------------------------------------
Total from distributions:                        (0.70)       (0.68)       (0.73)       (0.57)       (0.27)
  Net asset value, end of period                $13.87       $13.83       $13.97       $13.74       $14.93
-------------------------------------------------------------------------------------------------------------------
Total Return/1/                                   5.44%        3.95%        7.08%       (4.25)%       1.32%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)              $4,458       $5,516       $7,730      $12,220      $11,319
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
  Ratios of expenses to average net
    assets                                        1.31%        1.38%        1.35%        1.29%        1.26%
  Ratio of net investment income to
    average net assets                            5.05%        4.85%        5.23%        3.94%        3.41%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  92%         277%         317%         164%         201%
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                        1.77%        1.67%        1.64%        1.55%        1.75%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to waived fees
  and reimbursed expenses                         4.59%        4.56%        4.95%        3.68%        2.92%
-------------------------------------------------------------------------------------------------------------------
/1/  Total returns do not include any sales charges.  Total returns for periods less than one year are not annualized.

Additional Updates:

--------------------------------------------------------------------------------
The Short-Term Government Corporate Fund is closed to new investment except for the reinvestment of the Fund's distributions, if any.

Effective February 1, 1998, Scott Smith replaces Tamyra Thomas as portfolio manager for the Intermediate Bond Fund.

For Class A shares of the Variable Rate Government Fund and the Single Class shares of the Short-Term Government-Corporate Income, the "Shareholder Servicing Plan" section under "Organization and Management of the Funds" is clarified to indicate that the Class A shares of these Funds have a Shareholder Administrative Servicing Plan, and that where fees are paid pursuant to this Plan, no fees are paid pursuant to any Distribution Plans applicable to these shares.

Effective February 1, 1998, Wells Fargo Bank's compensation as Administrator of the Funds is reduced to 0.03% and Stephens Inc.'s compensation as Co-Administrator is increased to 0.04%. All references to these fees in the Prospectuses and SAIs for the Funds, and the expense tables, shall be amended to reflect these changes.

The following should be read in conjunction with, and, to the extent inconsistent therewith, as superseding the section of the Prospectus entitled "Additional Services and Other Information--Taxes." In general, all distributions will be taxable to you when paid, regardless of whether they are paid in cash or additional Fund shares. However, distributions declared in October, November or December of one year and paid in January of the next year are treated as if they were paid in the first year. Capital gain distributions paid to noncorporate shareholders may qualify for taxation at preferential rates.

Capital gain distributions, if any, will be made annually for each Fund.

SC IC SUP (5/98)

May 1, 1998



                                                            STAGECOACH FUNDS/R/



Stagecoach
     Income Funds
Prospectus
     Wrapper




Institutional Shares         This wrapper updates information in the February 1,
                             1998 Prospectus, including Financial Highlights and the Expense Tables as indicated. Please keep this update with your prospectus.

The table below replaces Expenses shown for U.S. Government Income Fund on Pages 6-7 of the February 1, 1998 Prospectus, which is hereby incorporated by reference.

Income Institutional Funds                                  Summary of Expenses
================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Fund" for more details.
--------------------------------------------------------------------------------
                                                         U.S. Government Income
                                                         -----------------------
                                                              Institutional
--------------------------------------------------------------------------------
Maximum Sales charge on a purchase
 (as a percentage of offering price).                             None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
 dividends.                                                       None
--------------------------------------------------------------------------------
Maximum sales charge imposed on a:
 Redemption during first year                                     None
 Redemption after first year                                      None
--------------------------------------------------------------------------------
Exchange Fees                                                     None
================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
Expenses shown "before waivers" are based on contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice.
--------------------------------------------------------------------------------
                                                         U.S. Government Income
                                                         ----------------------
                                                             Institutional
--------------------------------------------------------------------------------
Management Fee
 (after waivers or reimbursement)                                 0.50%
--------------------------------------------------------------------------------
Other expenses
 (after waivers or reimbursement)                                 0.34%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
 (after waivers or reimbursement)                                 0.84%
--------------------------------------------------------------------------------
Management Fee
 (before waivers or reimbursement)                                0.50%
--------------------------------------------------------------------------------
Other expenses
 (before waivers or reimbursement)                                0.66%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
 (before waivers or reimbursement)                                1.16%
================================================================================
EXAMPLES OF EXPENSES
================================================================================
You would pay the following expenses on a $1,000 investment assuming a 5%
annual return, and that you redeem your shares at the end of each period.
--------------------------------------------------------------------------------
                                                         U.S. Government Income
                                                         ----------------------
                                                             Institutional
--------------------------------------------------------------------------------
1 Year                                                            $    9
--------------------------------------------------------------------------------
3 Years                                                           $   27
--------------------------------------------------------------------------------
5 Years                                                           $   47
--------------------------------------------------------------------------------
10 Years                                                          $  104
--------------------------------------------------------------------------------

The table below replaces Page 18 of the February 1, 1998 Prospectus.

US Government Income Fund                                  Financial Highlights
================================================================================
FOR SHARES OUTSTANDING
================================================================================
                                          INSTITUTIONAL CLASS SHARES--COMMENCED
                                          ON DECEMBER 15,1997
--------------------------------------------------------------------------------
For the period ended:                                        Dec. 31, 1997
--------------------------------------------------------------------------------
Net asset value, beginning of period                            $15.73
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                     0.05
 Net realized and unrealized gain (loss)
  on investments                                                 (0.02)
--------------------------------------------------------------------------------
Total from investment operations                                  0.03
--------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                            (0.05)
 Distributions from net realized gain                             0.00
--------------------------------------------------------------------------------
Total from distributions:                                        (0.05)
--------------------------------------------------------------------------------
Net asset value, end of period                                  $15.71
--------------------------------------------------------------------------------
Total return /1/                                                  0.18%
--------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)                               $7,255
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
 Ratios of expenses to average net assets                         0.77%
 Ratio of net investment income
  to average net assets                                           6.58%
 Portfolio turnover                                                306%
--------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses                                                         1.16%
--------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets prior to waived fees
 and reimbursed expenses                                          6.19%
--------------------------------------------------------------------------------

================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS
================================================================================
Returns for other share classes may vary due to
different fees and expenses. This return reflects                 0.18%
fee waivers and reimbursements, does not reflect
sales loads, is not a guarantee of future
performance, and has not been audited.
--------------------------------------------------------------------------------
/1/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

The following should be read in conjunction with, and, to the extent inconsistent therewith, as superseding the section of the Prospectus entitled "Other Information--Taxes." In general, all distributions will be taxable to you when paid, even though they are paid in additional Fund shares. However, distributions declared in October, November or December of one year and paid in January of the next year are treated as if they were paid in the first year. Capital gain distributions paid to noncorporate shareholders may qualify for taxation at preferential rates.

Capital gain distributions, if any, will be made annually for each Fund.

                                                               SC ICI SUP (5/98)

May 1, 1998



                                                           STAGECOACH FUNDS/R/

Stagecoach
        Overland Express
        Sweep Fund
Prospectus
        Wrapper



                This wrapper updates information in the February 1, 1998 Prospectus, including Financial Highlights and Expense Tables as indicated. Please keep this update with your prospectus.

The table below replaces page 5 of the February 1, 1998 Prospectus. Said prospectus is hereby incorporated by reference.


Overland Express Sweep Fund                             Summary of Expenses
================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Fund" for more details.
--------------------------------------------------------------------------------
                                                        Overland Express Sweep
--------------------------------------------------------------------------------
Maximum sales charge on a purchase
 (as a percentage of offering price)                            None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested dividends                    None
--------------------------------------------------------------------------------
Maximum sales charge imposed on redemption                      None
--------------------------------------------------------------------------------
Exchange fees                                                   None
================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
Expenses shown "before waivers" are based on contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice.
--------------------------------------------------------------------------------
                                                        Overland Express Sweep
--------------------------------------------------------------------------------
Rule 12b-1 fee                                                  0.30%
--------------------------------------------------------------------------------
Management fee
 (after waivers or reimbursement)                               0.45%
--------------------------------------------------------------------------------
Other expenses
 (after waivers or reimbursement)                               0.49%
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
 (after waivers or reimbursement)                               1.24%
--------------------------------------------------------------------------------
Management fee
 (before waivers or reimbursement)                              0.45%
--------------------------------------------------------------------------------
Other expenses
 (before waivers or reimbursement)                              0.81%
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
 (before waivers or reimbursement)                              1.26%
================================================================================
EXAMPLES OF EXPENSES
================================================================================
You would pay the following expenses on a $1,000 investment assuming a 5%
annual return, and that you redeem your shares at the end of each period.
--------------------------------------------------------------------------------
                                                        Overland Express Sweep
--------------------------------------------------------------------------------
1 Year                                                          $     13
--------------------------------------------------------------------------------
3 Years                                                         $     39
--------------------------------------------------------------------------------
5 Years                                                         $     68
--------------------------------------------------------------------------------
10 Years                                                        $    150
--------------------------------------------------------------------------------


The table below replaces Page 8-9 of the February 1, 1998 Prospectus.

Overland Express Sweep Funds                                                              Financial Highlights
===============================================================================================================
FOR SHARES OUTSTANDING
===============================================================================================================
For the period ended:           COMMENCED ON OCTOBER 1, 1991
                                -------------------------------------------------------------------------------
                                 DEC. 31,      DEC. 31,     DEC. 31,    DEC. 31,   DEC. 31,   DEC. 31,  DEC. 31,
                                  1997          1996         1995         1994      1993       1992      1991
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                     $     1.00   $     1.00   $     1.00   $   1.00   $   1.00   $   1.00   $  1.00
---------------------------------------------------------------------------------------------------------------
Income from investment
    operations:
  Net investment income
    (loss)                            0.04         0.04         0.05       0.03       0.02       0.03      0.01
---------------------------------------------------------------------------------------------------------------
  Net realized and
    unrealized gain (loss)
    on investments                    0.00         0.00         0.00       0.00       0.00       0.00      0.00
---------------------------------------------------------------------------------------------------------------
Total from investment
  operations                          0.04         0.04         0.05       0.03       0.02       0.03      0.01
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income                (0.04)       (0.04)       (0.05)     (0.03)     (0.02)     (0.03)    (0.01)
---------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gain                     0.00         0.00         0.00       0.00       0.00       0.00      0.00
---------------------------------------------------------------------------------------------------------------
Total from distributions:            (0.04)       (0.04)       (0.05)     (0.03)     (0.02)     (0.03)    (0.01)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period                        $     1.00   $     1.00   $     1.00   $   1.00   $   1.00   $   1.00   $  1.00
---------------------------------------------------------------------------------------------------------------
Total return                          4.47%        4.29%        4.80%      3.11%      1.97%      2.31%     0.93%
---------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of
    period (000s)               $2,956,090   $2,002,725   $1,209,183   $812,559   $528,072   $253,617   $14,010
---------------------------------------------------------------------------------------------------------------
Ratios to average net
    assets (annualized)1:
  Ratio of expenses to
    average net assets/1/             1.24%        1.24%        1.25%      1.25%      1.25%      1.24%     1.23%
---------------------------------------------------------------------------------------------------------------
  Ratio of net investment
    income to average
    net assets/1/                     4.40%        4.20%        4.70%      2.92%      1.67%      2.20%     3.46%
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  prior to waived
  fees and reimbursed
  expenses/1/                         1.26%        1.26%        1.28%      1.33%      1.31%      1.51%     6.92%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income to average net
  assets prior to waived fees
  and reimbursed expenses/1/          4.38%        4.18%        4.67%      2.84%      1.61%      1.93%    (2.23)%
---------------------------------------------------------------------------------------------------------------
===============================================================================================================
CALENDAR-YEAR RETURNS                1997          1996         1995       1994       1993       1992     1991
===============================================================================================================
These returns reflect fee waivers
and reimbursements, and are not a     4.47%        4.29%        4.80%      3.11%      1.97%      2.31%     0.93%
guarantee of future performance.
---------------------------------------------------------------------------------------------------------------

/1/ Rations include activity of the Cash Investment Trust Master Portfolio prior to December 15, 1997.

The following should be read in conjunction with, and, to the extent inconsistent therewith, as superseding the section of the Prospectus entitled "Other Information--Taxes." In general, all distributions will be taxable to you when paid, even though they are paid in additional Fund shares. However, distributions declared in October, November or December of one year and paid in January of the next year are treated as if they were paid in the first year. Corporate shareholders of the Fund are not expected to be able to exclude a portion of distributions from their taxable income. As long as the Fund continually maintains a $1,000 NAV, you ordinarily will not recognize taxable gain or loss on the redemption of your Fund shares. Capital gain distributions, if any, will be made annually for each Fund.

                                                               SC OEX SUP (5/98)

May 1, 1998


                                                           STAGECOACH FUNDS/R/

Stagecoach
     Tax-Free Income Funds
Prospectus
     Wrapper



Class A           This wrapper updates information in the December 15, 1997
Class B           Prospectus, including Financial Highlights and Expense Tables
Class C           as indicated. Please keep this update with your Prospectus.

The table below replaces the Expense Information on pages 6-9 of the December 15, 1997 Prospectus for the Funds indicated. Said Prospectus is hereby incorporated by reference.

Tax Free Retail Funds                                      Summary of Expenses
================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Fund" for more details.
--------------------------------------------------------------------------------
                                             CA Tax Free Bond    S/T Muni. Inc.
                                          --------------------------------------
                                           Class A   Class B   Class C   Class A
--------------------------------------------------------------------------------
Maximum sales charge on a purchase
  (as a percentage of offering price).      4.50%     None      None      3.00%
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends.                                None      None      None      None
--------------------------------------------------------------------------------
Maximum sales charge imposed on a:
  Redemption during first year              None      5.00%     1.00%     None
  Redemption after first year               None      4.00%     None      None
--------------------------------------------------------------------------------
Exchange fees                               None      None      None      None
--------------------------------------------------------------------------------

================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
Expenses shown "before waivers" are based on contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice. Long-term shareholders of Class B and Class C shares may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers.
--------------------------------------------------------------------------------
                                             CA Tax Free Bond    S/T Muni. Inc.
                                          --------------------------------------
                                           Class A   Class B   Class C   Class A
--------------------------------------------------------------------------------
Rule 12b-1 fee                              0.05%     0.70%     0.75%     0.25%
--------------------------------------------------------------------------------
Management fee
  (after waivers or reimbursement)          0.50%     0.50%     0.50%     0.00%
--------------------------------------------------------------------------------
Other expenses
  (after waivers or reimbursement)          0.20%     0.25%     0.20%     0.16%
--------------------------------------------------------------------------------
Total fund operating expenses
  (after waivers or reimbursement)          0.75%     1.45%     1.45%     0.41%
--------------------------------------------------------------------------------
Management fee
  (before waivers or reimbursement)         0.50%     0.50%     0.50%     0.50%
--------------------------------------------------------------------------------
Other expenses
  (before waivers or reimbursement)         0.34%     0.56%     0.38%     0.77%
--------------------------------------------------------------------------------
Total fund operating expenses
  (before waivers or reimbursement)         0.89%     1.76%     1.63%     1.52%
--------------------------------------------------------------------------------

================================================================================
EXAMPLES OF EXPENSES
================================================================================
                                             CA Tax Free Bond    S/T Muni. Inc.
--------------------------------------------------------------------------------
You would pay the following expenses on
a $1,000 investment assuming a 5%
annual return, and that you redeem         Class A   Class B   Class C   Class A
your shares at the end of each period.
--------------------------------------------------------------------------------
1 Year                                      $  52     $  65     $  25    $  34
--------------------------------------------------------------------------------
3 Years                                     $  68     $  76     $  46    $  43
--------------------------------------------------------------------------------
5 Years                                     $  85     $  99     $  79    $  52
--------------------------------------------------------------------------------
10 years                                    $ 134     $ 136     $ 174    $  80
--------------------------------------------------------------------------------
                                             CA Tax Free Bond    S/T Muni. Inc.
--------------------------------------------------------------------------------
You would pay the following expenses on
a $1,000 investment assuming a 5%          Class A   Class B   Class C   Class A
annual return, and that you do not redeem
your shares at the end of each period.
--------------------------------------------------------------------------------
1 Year                                      $ 52      $ 15      $ 15     $ 34
--------------------------------------------------------------------------------
3 Years                                     $ 68      $ 46      $ 46     $ 43
--------------------------------------------------------------------------------
5 Years                                     $ 85      $ 79      $ 79     $ 52
--------------------------------------------------------------------------------
10 years                                    $134      $136      $174     $ 80
--------------------------------------------------------------------------------


The tables below replace pages 16-19 of the December 15, 1997 Prospectus.

California Tax Free Bond/1/                                                                         Financial Highlights
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
FOR SHARES OUTSTANDING
========================================================================================================================
For Period Ended:               CLASS A SHARES-COMMENCED
                                ON OCTOBER 6, 1988
------------------------------------------------------------------------------------------------------------------------
                                Dec. 31,        Dec. 31         Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,
                                 1997             1996            1995           1994             1993            1992
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                     $  10.97       $  11.34        $  10.67        $  12.00        $  11.43       $  11.23
------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
     Net investment income
      (loss)                       0.54           0.57            0.63            0.67            0.66           0.71
     Net realized and
      unrealized gain
      (loss) on investments        0.42          (0.13)           1.08           (1.18)          0.78            0.27
------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                        0.96           0.44            1.71           (0.51)          1.44            0.98
------------------------------------------------------------------------------------------------------------------------
Less Distributions:
     Dividends from net
      investment income           (0.54)         (0.57)          (0.63)          (0.67)         (0.66)          (0.71)
     Distributions from
      net realized gain           (0.07)         (0.24)          (0.41)          (0.15)         (0.21)          (0.07)
------------------------------------------------------------------------------------------------------------------------
Total from distributions          (0.61)         (0.81)          (1.04)          (0.82)         (0.87)          (0.78)
------------------------------------------------------------------------------------------------------------------------
Net Asset value, end of
 period                        $  11.32       $  10.97        $  11.34        $  10.67       $  12.00        $  11.43
------------------------------------------------------------------------------------------------------------------------
Total return/2/                    9.16%          4.03%          16.38%          (4.32)%        12.98%           9.01%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
     Net assets, end of
      period (000s)            $509,844       $239,703        $268,352        $273,105       $361,779        $375,376
------------------------------------------------------------------------------------------------------------------------
Ratios to average net
 assets (annualized):
     Ratio of expenses to
      average net assets           0.74%          0.71%  %        0.58%           0.50%          0.69%           0.50%
     Ratio of net
      investment income to
      average net  assets          4.84%          5.08%  %        5.59%           5.87%          5.54%           6.24%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                   12%            19%             38%              4%            10%             24%
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
     prior to waived fees
      and reimbursed
      expenses                     0.89%          0.82%  %         .78%           0.95%          0.85%           0.85%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
     assets prior to
      waived fees  and
      reimbursed expenses          4.69%          4.97%           5.39%           5.42%          5.38%           5.89%
------------------------------------------------------------------------------------------------------------------------
========================================================================================================================
CLASS A SHARES CALENDAR-YEAR
RETURNS                            1997           1996           1995            1994           1993             1992
========================================================================================================================
Returns for other share classes    9.16%          4.03%          16.38%          -4.32%         12.98%           9.01%
may vary due to different fees
and expenses. These returns
reflect fee waivers and
reimbursement, do not reflect
sales loads and are not a guarantee
of future performance.
------------------------------------------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of Overland Express Funds, Inc. and Stagecoach Funds, Inc.

/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

-----------------------------------------------------------------------------------------------
                                 Dec. 31,            Dec. 31,          Dec. 31,        Dec. 31,
                                  1991                 1990             1989            1988
-----------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                      $  10.75           $   10.83        $ 10.49           $ 10.46
------------------------------------------------------------------------------------------------
Income from investment
 operations:
     Net investment income
      (loss)                        0.72                0.74           0.75              0.22
     Net realized and
      unrealized gain
      (loss) on investments         0.48               (0.08)          0.34              0.03
------------------------------------------------------------------------------------------------
Total from investment
 operations                         1.20                0.66          (1.09)             0.25%
------------------------------------------------------------------------------------------------
Less Distributions:
     Dividends from net
      investment income           (0.72)              (0.74)         (0.75)            (0.22)
     Distributions from
      net realized gain             0.00                0.00           0.00              0.00
------------------------------------------------------------------------------------------------
Total from distributions           (0.72)              (0.74)         (0.75)            (0.22)
------------------------------------------------------------------------------------------------
Net Asset value, end of
 period                         $  11.23           $   10.75        $ 10.83           $ 10.49
------------------------------------------------------------------------------------------------
Total return/2/                    11.62%               6.48%         10.73%             2.44
------------------------------------------------------------------------------------------------
Ratios/supplemental data:
     Net assets, end of
      period (000s)             $332,845           $ 201,138        $70,412           $10,577
------------------------------------------------------------------------------------------------
Ratios to average net
 assets (annualized):
     Ratio of expenses to
      average net assets            0.45%               0.29%          0.30%             0.08
     Ratio of net
      investment income to
      average net  assets           6.56%               6.97%          6.85%             6.61
------------------------------------------------------------------------------------------------
Portfolio turnover                     8%                 35%            26%             N/A
------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
     prior to waived fees
      and reimbursed
      expenses                     0.87%               0.95%          1.18%             4.07
------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
     assets prior to
      waived fees  and
      reimbursed expenses           6.14%               6.31%          N/A               N/A
------------------------------------------------------------------------------------------------
================================================================================================
                                   1991                 1990           1989
================================================================================================
                                  11.62%                6.48%          10.73%
------------------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of Overland Express Funds, Inc. and Stagecoach Funds, Inc.

/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

The table below replace pages 16-19 of the December 15, 1997 Prospectus.

California Tax-Free Bond Fund                        Financial Highlights

==========================================================================
FOR SHARES OUTSTANDING
==========================================================================
                                        CLASS B SHARES--COMMENCED ON
                                        DECEMBER 15,1997
--------------------------------------------------------------------------
For period ended:                                         Dec. 31, 1997
--------------------------------------------------------------------------
Net asset value, beginning of period                        $ 11.51
--------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 0.02
  Net realized and unrealized gain (loss) on investments       0.03
--------------------------------------------------------------------------
Total from investment operations                               0.05
--------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                        (0.02)
  Distributions from net realized gain                         0.00
--------------------------------------------------------------------------
Total from distributions:                                     (0.02)
--------------------------------------------------------------------------
Net asset value, end of period                              $ 11.54
--------------------------------------------------------------------------
Total Return/1/                                                0.45%
--------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                          $77,792
--------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                      1.44%
  Ratio of net investment income to average net assets         3.95%
--------------------------------------------------------------------------
Portfolio turnover                                               12%
--------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed expenses                 1.76%
--------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed expenses      3.63%
--------------------------------------------------------------------------
/1/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.


The table below replaces pages 16-19 of the December 15, 1997 Prospectus.

California Tax Free Bond Fund/1/                                        Financial Highlights

============================================================================================
FOR SHARES OUTSTANDING
============================================================================================
                                              CLASS C SHARES--
                                              COMMENCED ON JULY 1, 1993
                                              ----------------------------------------------
For Period Ended:                              Dec. 31,  Dec. 31,  Dec. 31, Dec. 31, Dec. 31,
                                                 1997     1996     1995     1994      1993
--------------------------------------------------------------------------------------------
Net asset value, beginning of period            $11.19   $11.57   $10.88   $ 12.24   $12.25
--------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income (loss)                 0.47     0.49     0.56      0.60     0.28
     Net realized and unrealized gain (loss)
     on investments                               0.42    (0.13)    1.10     (1.20)    0.20
--------------------------------------------------------------------------------------------
Total from investment operations                  0.89     0.36     1.66     (0.60)    0.48
--------------------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income        (0.47)   (0.49)   (0.56)    (0.60)   (0.28)
     Distributions from net realized gain        (0.07)   (0.25)   (0.41)    (0.16)   (0.21)
--------------------------------------------------------------------------------------------
Total from distributions:                        (0.54)   (0.74)   (0.97)    (0.76)   (0.49)
--------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.54   $11.19   $11.57   $ 10.88   $12.24
--------------------------------------------------------------------------------------------
Total return/2/                                   8.11%    3.24%   15.58%   (5.00)%    3.92%
--------------------------------------------------------------------------------------------
Ratios/supplemental data:
     Net assets, end of period (000s)           $5,860   $6,506   $7,063   $ 7,346   $7,641
--------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
     Ratio of expenses to average net assets      1.48%    1.46%    1.30%     1.20%    1.32%
     Ratio of net investment income to
     average net assets                           4.19%    4.33%    4.87%     5.15%    4.50%
--------------------------------------------------------------------------------------------
Portfolio turnover                                  12%      19%      38%        4%      10%
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
     prior to waived fees and reimbursed
     expenses                                     1.63%    1.59%    1.57%     1.82%    1.61%
--------------------------------------------------------------------------------------------
Ratio of net investment income to
     average net assets prior to waived fees
     and reimbursed expenses                      4.04%    4.20%    4.60%     4.53%    4.21%
--------------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of Overland Express Funds, Inc. and Stagecoach Funds, Inc.

/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.


The table below replaces page 36 of the December 15, 1997 Prospectus.

Short-Term Municipal Income Fund                                       Financial Highlights

============================================================================================
FOR SHARES OUTSTANDING
============================================================================================
                                              CLASS A SHARES--
                                              COMMENCED ON JUNE 3, 1994
                                              ----------------------------------------------
For Period Ended:                              Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                 1997       1996       1995      1994
--------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  4.97   $   4.99   $  4.92   $  5.00
--------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income (loss)                  0.19       0.20      0.22      0.09
     Net realized and unrealized gain (loss)
     on investments                                0.01      (0.02)     0.07     (0.08)
--------------------------------------------------------------------------------------------
Total from investment operations                   0.20       0.18      0.29     (0.01)
--------------------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income         (0.19)     (0.20)    (0.22)    (0.09)
     Distributions from net realized gain          0.00       0.00      0.00      0.00
--------------------------------------------------------------------------------------------
Total from distributions:                         (0.19)     (0.20)    (0.22)    (0.09)
--------------------------------------------------------------------------------------------
Net Asset value, end of period                  $  4.98   $   4.97   $  4.99   $  4.92
--------------------------------------------------------------------------------------------
Total return/1/                                    4.14%      3.62%     6.10%    (0.13)%
--------------------------------------------------------------------------------------------
Ratios/supplemental data:
     Net assets, end of period (000s)           $19,628   $ 26,714   $16,486   $11,778
--------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
     Ratio of expenses to average net assets       0.40%/2/   0.40%/4/  0.38%/4/  0.27%
     Ratio of net investment income to
     average net assets                            3.84%/2/   3.95%/4/  4.39%/4/  3.67%
--------------------------------------------------------------------------------------------
Portfolio turnover                                   67%/5/     47%/5/    46%/5/     8%/5/
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
     prior to waived fees and reimbursed
     expenses                                      1.52%/2/   1.43%/4/  1.97%/4/  1.98%/4/
--------------------------------------------------------------------------------------------
Ratio of net investment income to
     average net assets prior to waived fees
     and reimbursed expenses (loss)                2.72%/2/   2.92%/4/  2.80%/4/  1.96%/4/
--------------------------------------------------------------------------------------------
============================================================================================
CLASS A SHARES CALENDAR-YEAR RETURNS
============================================================================================
These returns reflect fee waivers and reimbursements,         4.14 %    3.62%     6.10%
do not reflect sales loads and are not a guarantee of
future performance.
--------------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.
/2/ This ratio includes activity of the Master Portfolio for the period from January 1, 1997 to December 12, 1997.
/3/ The portfolio turnover rate includes activity of the Master Portfolio from January 1, 1997 to December 12, 1997.
/4/ The ratio includes income and expenses allocated from the Master Portfolio. /5/ The portfolio turnover shown in the table is for the Master Portfolio.

The Short-Term Municipal Income Fund is closed to new investment except for the reinvestment of the Fund's distributions, if any.

Effective February 1, 1998, all Funds may invest in municipal obligations rated in the four highest credit categories as determined by nationally recognized securities rating organizations.

For shares of the Short-Term Municipal Income Fund, the "Shareholder Servicing Plan" section under "Organization and Management of the Funds" is clarified to indicate that the Class A shares of this Fund has a Shareholder Administrative Servicing Plan, and that where fees are paid pursuant to this Plan, no fees are paid pursuant to any Distribution Plan applicable to these shares.

Effective February 1, 1998, Wells Fargo Bank's compensation as Administrator of the Funds is reduced to 0.03% and Stephens Inc.'s compensation as Co-Administrator is increased to 0.04%. All references to these fees in the Prospectuses and SAIs for the Funds, and the expense tables, shall be amended to reflect these changes.

The following should be read in conjunction with, and, to the extent inconsistent therewith, as superseding the section of the Prospectus entitled "Additional Services and Other Information-Taxes." In general, all distributions (not exempt from tax) will be taxable to you when paid, regardless of whether they are paid in cash or additional Fund shares. However, distributions declared in October, November or December of one year and paid in January of the next year are treated as if they were paid in the first year. Capital gain distributions paid to noncorporate shareholders may qualify for taxation at preferential rates.

Capital gain distributions, if any, will be made annually for each Fund.

This page intentionally left blank
--------------------------------------------------------------------------------

This page intentionally left blank
--------------------------------------------------------------------------------

                                                                SC TF SUP (5/98)

May 1, 1998


                                                           STAGECOACH FUNDS/R/

Stagecoach
     Tax-Free Income Funds
Prospectus
     Wrapper



Institutional Class     This wrapper updates information in the February 1,
                        1998 Prospectus, including Financial Highlights and
                        Expense Tables as indicated. Please keep this update with your prospectus.

The table below replaces Expense Information on pages 6-7 of the February 1, 1998 Prospectus for the Fund indicated. Said Prospectus is hereby incorporated by reference.

Tax Free Institutional Funds                                Summary of Expenses
================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Fund" for more details.
--------------------------------------------------------------------------------
                                                              CA Tax Free Bond
                                                             -------------------
                                                                Institutional
--------------------------------------------------------------------------------
Maximum sales charge on a purchase
 (as a percentage of offering price).                               None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
 dividends.                                                         None
--------------------------------------------------------------------------------
Maximum sales charge imposed on
 Redemption                                                         None
--------------------------------------------------------------------------------
Exchange fees                                                       None
================================================================================
ANNUAL FUND OPERATING EXPENSE (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
Expenses shown "before waivers" are based on contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice.
--------------------------------------------------------------------------------
                                                              CA Tax Free Bond
                                                             ------------------
                                                               Institutional
--------------------------------------------------------------------------------
Management fee
 (after waivers or reimbursement)                                 0.50%
--------------------------------------------------------------------------------
Other expenses
 (after waivers or reimbursement)                                 0.20%
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
 (after waivers or reimbursement)                                 0.70%
--------------------------------------------------------------------------------
Management fee
 (before waivers or reimbursement)                                0.50%
--------------------------------------------------------------------------------
Other expenses
 (before waivers or reimbursement)                                0.42%
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
 (before waivers or reimbursement)                                0.92%
================================================================================
EXAMPLES OF EXPENSES
================================================================================
You would pay the following expenses on a $1,000 investment assuming a 5%
annual return, and that you redeem your shares at the end of each period.
--------------------------------------------------------------------------------
                                                              CA Tax Free Bond
                                                             ------------------
                                                               Institutional
--------------------------------------------------------------------------------
1 Year                                                            $    7
--------------------------------------------------------------------------------
3 Years                                                           $   22
--------------------------------------------------------------------------------
l5 Years                                                          $   39
--------------------------------------------------------------------------------
10 Years                                                          $   87
--------------------------------------------------------------------------------

The table below replaces Page 18 of the February 1, 1998 Prospectus.

California Tax-Free Bond Fund                               Financial Highlights
================================================================================
FOR SHARES OUTSTANDING
================================================================================
                                               INSTITUTIONAL SHARES-- COMMENCED
                                               ON DECEMBER 15,1997
--------------------------------------------------------------------------------
For period ended:                                                 Dec. 31, 1997
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 11.32
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments                                                     0.03
--------------------------------------------------------------------------------
Total from investment operations                                       0.06
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.03)
  Distributions from net realized gain                                 0.00
--------------------------------------------------------------------------------
Total from distributions:                                             (0.03)
--------------------------------------------------------------------------------
  Net asset value, end of period                                    $ 11.35
--------------------------------------------------------------------------------
Total return/1/                                                        0.49%
--------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                  $84,113
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
  Ratios of expenses to average net assets                             0.63%
  Ratio of net investment income to average net assets                 4.79%
  Portfolio turnover                                                     12%
--------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees
  and reimbursed expenses                                              0.92%
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets prior
  to waived fees and reimbursed expenses                               4.50%
--------------------------------------------------------------------------------

================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS
================================================================================
Returns for other share classes may vary due to different
fees and expenses. This return reflects fee waivers and                0.49%
reimbursements, does not reflect sales loads, is not a
guarantee of future performance and has not been audited.
--------------------------------------------------------------------------------
/1/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

The following should be read in conjunction with, and, to the extent inconsistent therewith, as superseding the section of the Prospectus entitled "Other Information-Taxes." In general, all distributions (not exempt from tax) will be taxable to you when paid, even though they are paid in additional Fund shares. However, distributions declared in October, November or December of one year and paid in January of the next year are treated as if they were paid in the first year. Capital gain distributions paid to noncorporate shareholders may qualify for taxation at preferential rates. Capital gain distributions, if any, will be made annually for each Fund.

                                                               SC TFI SUP (5/98)

                             STAGECOACH FUNDS, INC.
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 1998

                             INTERMEDIATE BOND FUND
                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                   SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND
                           U.S. GOVERNMENT INCOME FUND
                          VARIABLE RATE GOVERNMENT FUND

                          CLASS A, CLASS B AND CLASS C


         Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the INTERMEDIATE BOND, SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME, SHORT-TERM GOVERNMENT-CORPORATE INCOME, U.S. GOVERNMENT INCOME and VARIABLE RATE GOVERNMENT FUNDS. The Short-Intermediate U.S. Government Income Fund and the Short-Term Government-Corporate Income Fund each offer a single class of shares that is sometimes referred to in this SAI as the "Class A shares." Each of the other Funds offers Class A shares. The Intermediate Bond and U.S. Government Income Funds offer Class B shares and the U.S. Government Income and Variable Rate Government Funds also offer Class C shares. This SAI relates to all such classes of shares.

         This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained free of charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                                TABLE OF CONTENTS


                                                                              Page
                                                                              ----
Historical Fund Information......................................................1
Investment Restrictions .........................................................2
Additional Permitted Investment Activities ......................................8
Investment by Federal Credit Unions in the Variable Rate Government Fund .......18
Risk Factors ...................................................................18
Management .....................................................................20
Performance Calculations........................................................39
Determination of Net Asset Value................................................49
Additional Purchase and Redemption Information..................................49
Portfolio Transactions..........................................................50
Fund Expenses...................................................................53
Federal Income Taxes............................................................53
Capital Stock...................................................................57
Other...........................................................................61
Independent Auditors............................................................62
Financial Information...........................................................62
Appendix.......................................................................A-1

                           HISTORICAL FUND INFORMATION

         The Intermediate Bond Fund commenced operations on June 1, 1988, as an investment portfolio of Westcore Trust ("Westcore") under the name Bonds Plus Fund. On October 1, 1995, the Fund was reorganized as the Pacifica Intermediate Bond Fund, an investment portfolio of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Intermediate Bond Fund was reorganized as the Company's Intermediate Bond Fund.

         The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993, as a Fund of the Company.

         The Company's Short-Term Government-Corporate Income Fund commenced operations on September 19, 1994, as the Short-Term Government-Corporate Income Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). On July 23, 1997, the Boards of Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the consolidation of the Company and Overland (the "Consolidation"), the Fund had only nominal assets. Prior to the Consolidation, the Short-Term Government-Corporate Income predecessor portfolio pursued its investment objective by investing all of its assets in a separate Master Portfolio (a "Master Portfolio") of Master Investment Trust ("MIT") with the same investment objective as the corresponding predecessor portfolio. The Fund now invests directly in a portfolio of securities and does not invest in a corresponding Master Portfolio.

         The U.S. Government Income Fund commenced operations on January 1, 1992, as the successor to the Ginnie Mae Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on January 3, 1991. On December 12, 1997, as part of the Consolidation, the U.S. Government Income Fund of Overland was reorganized with and into the Company's U.S. Government Income Fund. For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Class A shares of the Overland Fund commenced operations on April 7, 1988. The Class D shares of the Overland Fund commenced operations on July 1, 1993. The Overland Fund did not offer Class B shares and for accounting purposes the Class B shares are considered to have commenced operations on December 12, 1997. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's U.S. Government Income Fund. Prior to December 12, 1997, the U.S.
Government Income Fund was known as the "Ginnie Mae Fund."

         The Variable Rate Government Fund commenced operations on November 1, 1990, as the Variable Rate Government Fund of Overland. On July 23, 1997, the Boards of Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the Consolidation, the Fund had only nominal assets. On December 12, 1997, the Class A and D shareholders of the predecessor Overland portfolio became the Class A and C shareholders, respectively, of the Company's Variable Rate Government Fund.

                             INVESTMENT RESTRICTIONS

         Fundamental Investment Policies
         -------------------------------

         Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Intermediate Bond Fund may not:

         (1) purchase or sell commodity contracts or invest in oil, gas or mineral exploration or development programs, except that the Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Fund may enter into futures contracts and related options;

         (2) purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

         (3) purchase securities of companies for the purpose of exercising control;

         (4) acquire any other investment company or investment company securities except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

         (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 (the "1933 Act") except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

         (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Fund may enter into transactions in options on securities, futures contracts and options on futures contracts;

         (7) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements), in excess of 5% of its total assets, are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectus are not deemed to be pledged for purposes of this limitation;

         (8) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

         (9) purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

         (10) make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets; nor

         (11) purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The Short-Intermediate U.S. Government Fund may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations;

         (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

         (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

         (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (7) make investments for the purpose of exercising control or management;

         (8) borrow money or issue senior securities, as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Fund may issue multiple Classes of shares in accordance with applicable laws, rules, regulations or orders;

         (9) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

         (10) purchase securities of any issuer (except U.S. Government Obligations) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

         (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

The Short-Term Government-Corporate Income Fund may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no such limitation with respect to: (a) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); and (c) investments by the Fund in securities issued by registered investment companies;

         (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

         (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

         (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (5) make investments for the purpose of exercising control or management;

         (6) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

         (7) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists);

         (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

         (9) lend its portfolio securities having a value that exceeds 50% of the current value of their total assets, provided that, for purposes of this restriction, the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering will not be subject to this restriction.

The U.S. Government Income Fund may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

         (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

         (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

         (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (7) make investments for the purpose of exercising control or management;

         (8) issue senior securities, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by such Fund while any the outstanding borrowings exceed 5% of the Fund's net assets);

         (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof; nor

         (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

         The Fund may make loans in accordance with its investment policies.

The Variable Rate Government Fund may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests, in oil, gas, or other mineral exploration or development programs;

         (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

         (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the 1933 Act before they may be offered or sold to the public, and illiquid securities;

         (6) make investments for the purpose of exercising control or management;

         (7) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

         (8) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing exists);

         (9) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days;

         (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets of the Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

         (11) lend its portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

         With respect to fundamental investment restriction (5), the Fund does not intend to invest, during the coming year, in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the 1933 Act before they may be offered or sold to the public, or illiquid securities. With respect to fundamental investment restriction (7), the Fund does not intend to purchase, during the coming year, puts, calls, straddles, spreads, or purchase securities with put rights in order to maintain liquidity. With respect to fundamental investment restriction (9), the Fund does not intend to invest, during the coming year, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

         Non-Fundamental Investment Policies
         -----------------------------------

         Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

         (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Currently, under the 1940 Act, a Fund's investment in such securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

         (2) Each Fund may not invest or hold more than 15% (10% for the Variable Rate Government Fund) of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market, or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

         (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

         (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets, and for the Intermediate Bond Fund, 30% of total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         Set forth below are descriptions of certain investments and additional investment policies for the Funds.

         Asset-Backed Securities
         -----------------------

         The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

         Bank Obligations
         ----------------

         The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Bonds
         -----

         Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

         Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

         Commercial Paper
         ----------------

         The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

         Custodial Receipts for Treasury Securities
         ------------------------------------------

         The Intermediate Bond Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.

         Derivative Securities
         ---------------------

         The Intermediate Bond and Short-Intermediate U.S. Government Income Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. These Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

         Floating- and Variable-Rate Obligations
         ---------------------------------------

         The Funds may purchase floating- and variable-rate obligations, demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Funds to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Funds, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% (10% for the U.S. Government Income and Variable Rate Government Funds) of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

         Foreign Obligations
         -------------------

         Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

         Investment in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

         Forward Commitment, When-Issued and Delayed-Delivery Transactions
         -----------------------------------------------------------------

         The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

         The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

         Illiquid Securities
         -------------------

         The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 15% (10% for the U.S. Government Income and Variable Rate Government Funds) of its net assets in illiquid securities.

         Loans of Portfolio Securities
         -----------------------------

         Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) such Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) such Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (30% for the Intermediate Bond Fund) of the total assets of a particular Fund.

         A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fee earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly with Wells Fargo Bank, Stephens or any of their affiliates.

         Mortgage-Related Securities
         ---------------------------

         The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         Adjustable Rate Mortgages ("ARMs") and Collateralized Mortgage Obligations ("CMOs"). The Short-Intermediate U.S. Government Income Fund and the Variable Rate Government Fund each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

         The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

         The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Short-Intermediate Government Income and Variable Rate Government Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

         Adjustable rate mortgages, a common form of residential financing, generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMs or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMs backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

         These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMs and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying ARMs. In this regard, the net asset value of a Funds' shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

         The holder of ARMs and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMs and CMOs held by it.

         CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.

         The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

         Mortgage Participation Certificates. The U.S. Government Income Fund also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security.

         The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment Advisor, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

         Other Investment Companies
         --------------------------

         The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

         Stripped Securities
         -------------------

         The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either (i) future interest payments or
(ii) future principal payments. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

         Temporary Investments
         ---------------------

         The Funds may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. Some of these short-term investments are described below.

         Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

         Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

         A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the U.S. Government Income and Variable Rate Government Funds) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

         Unrated Investments
         -------------------

         The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

         U.S. Government Obligations
         ---------------------------

         The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         Nationally Recognized Statistical Ratings Organizations
         -------------------------------------------------------

         The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Intermediate Bond Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on debt securities purchased by the Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                       INVESTMENT BY FEDERAL CREDIT UNIONS
                      IN THE VARIABLE RATE GOVERNMENT FUND

         The Variable Rate Government Fund will invest only in investments that are permissible for federal credit unions under the regulations of the National Credit Union Administration ("NCUA"). Federal credit unions may invest in CMOs that do constitute "high-risk mortgage securities" for purposes of the FFIEC Policy Statement. The Fund will enter into repurchase transactions and cash forward agreements (i.e., "when-issued" securities) only to the extent permissible for federal credit unions. Specifically, the Fund will enter into repurchase transactions only where the purchase price of the security obtained in the transaction will be at or below the market price and either: (1) the repurchase transaction will be with another financial institution or (2) the Fund will take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or be recorded as the owner of the security through the Federal Reserve Book-Entry System. In addition, the Fund will enter into a cash forward agreement to purchase a security only where:
(1) the period from the trade date to the settlement date does not exceed 120 days; (2) the Fund has written cash flow projections evidencing its ability to purchase the security; and (3) the cash forward agreement is settled on a cash basis at the settlement date.

                                  RISK FACTORS

         Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

         The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

         The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

         Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

         Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

         The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.

         Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

         S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

         The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

         Wells Fargo Bank may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of Wells Fargo Bank's intent in using the derivatives.

         The Funds may invest up to 25% of their assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

         There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

         The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street,

Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.



                                                    Principal Occupations
Name, Age and Address          Position             During Past 5 Years
---------------------          --------             -------------------
Jack S. Euphrat, 75            Director             Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46            Director, Chairman   Executive Vice President of Stephens Inc.;
                               and President        President of Stephens Insurance Services Inc.;
                                                    Senior Vice President of Stephens Sports
                                                    Management Inc.; and President of Investor
                                                    Brokerage Insurance Inc.

Thomas S. Goho, 55             Director             Associate Professor of Finance of the School of
321 Beechcliff Court                                Business and Accounting at Wake Forest University
Winston-Salem, NC  27104                            since 1982.

Peter G. Gordon, 54            Director             Chairman and Co-Founder of Crystal Geyser Water
Crystal Geyser Water Co.                            Company and President of Crystal Geyser Roxane
55 Francisco Street                                 Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57           Director             President of Westchester Community College since
75 Grasslands Road                                  1971; Adjunct Professor of Columbia University
Valhalla, NY  10595                                 Teachers College since 1976.

*W. Rodney Hughes, 71          Director             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53           Director             Private Investor; Chairman of Home Account
4 Beaufain Street                                   Network, Inc. Real Estate Developer; Chairman of
Charleston, SC 29401                                Renaissance Properties Ltd.; President of  Morse
                                                    Investment Corporation; and Co-Managing Partner of
                                                    Main Street Ventures.

Richard H. Blank, Jr., 41      Chief Operating      Vice President of Stephens Inc.; Director of
                               Officer, Secretary   Stephens Sports Management Inc.; and Director of
                               and Treasurer        Capo Inc.


                               Compensation Table
                            Year Ended March 31, 1998
                            -------------------------

                                                                  Total Compensation
                                   Aggregate Compensation           from Registrant
     Name and Position                from Registrant              and Fund Complex
     -----------------             -----------------------       --------------------
      Jack S. Euphrat                     $25,750                       $34,500
          Director

       R. Greg Feltus                     $     0                       $     0
          Director

       Thomas S. Goho                     $25,750                       $34,500
          Director

      Peter G. Gordon                     $24,250                       $30,500
          Director

      Joseph N. Hankin                    $25,750                       $34,500
          Director

      W. Rodney Hughes                    $25,250                       $33,000
          Director

      Robert M. Joses                     $ 1,500                       $ 4,000
          Director

      J. Tucker Morse                     $25,250                       $33,000
          Director


         As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940

Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

         INVESTMENT ADVISOR. Wells Fargo Bank provides investment advisory
         ------------------
services to the Funds. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

         As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                          Annual Rate
                        Fund                     (as percentage of net assets)
                        ----                     -----------------------------
        Intermediate Bond                                    0.50%
        Short-Intermediate U.S. Government                   0.50%
        Short-Term Government-Corporate                      0.50%
        U.S. Government Income                     0.50% up to $250 million
                                                    0.40% next $250 million
                                                    0.30% over $500 million
        Variable Rate Government                             0.50%

         For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


                                                             Six-Month
                                                           Period Ended
                                                              3/31/97
                                                           -------------
                 Fund                             Fees Paid       Fees Waived
                 ----                             ---------       -----------
       Intermediate Bond                         $    51,418        $ 61,866
       Short-Intermediate U.S. Government        $   134,529        $121,235
       Short-Term Government-Corporate*          $         0        $ 58,935
       U.S. Government Income*                   $   469,051        $      0
       Variable Rate Government*                 $ 1,355,943        $294,181

---------------------

* These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the corresponding Overland predecessor portfolio.

         Intermediate Bond Fund.  The Pacifica Intermediate Bond Fund was
         ----------------------
reorganized as the Company's Intermediate Bond Fund on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Intermediate Bond Fund. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Intermediate Bond Fund.

         For the fiscal year ended September 30, 1996, the Fund paid $227,965 in advisory fees and $39,513 of advisory fees were waived. These amounts include advisory fees paid by the predecessor portfolio to FICM/WFIM prior to September 6, 1996.

         Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. served as advisor to the predecessor portfolio of the Intermediate Bond Fund. For the four-month period ended September 30, 1995, and the years ended May 31, 1995, and 1994, the prior advisors for the Fund were entitled to receive advisory fees from the Fund at the same annual rates as those that were in effect for WFIM.

         For the periods indicated below, the prior advisors were entitled to receive the following amounts in advisory fees and did not waive or reimburse any advisory fees. In 1995, the Fund changed its fiscal year from May 31 to September 30.


             Four-Month
             Period Ended      Year Ended           Year Ended
                9/30/95           5/31/95             5/31/94
             -------------     ----------           -----------

                $94,698          $275,948             $318,000

         Short-Intermediate U.S. Government Income Fund. For the periods
         ----------------------------------------------
indicated below, the Short-Intermediate U.S. Government Income Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


              Nine-Month
             Period Ended                            Year Ended                             Year Ended
               9/30/96                                12/31/95                               12/31/94
             ------------                            ----------                            ------------
     Fees Paid          Fees Waived         Fees Paid          Fees Waived         Fees Paid         Fees Waived
     ---------          -----------         ---------          -----------         ---------         -----------
     $213,467               $ 0              $56,387             $60,241              $ 0              $58,270

         Short-Term Government-Corporate Income Fund. Prior to the
         -------------------------------------------
Consolidation, the Short-Term Government-Corporate predecessor portfolio invested all of its assets into a corresponding Master Portfolio of MIT and did not retain an investment advisor. Wells Fargo Bank served as investment advisor to the Master Portfolio in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.50% of the Master Portfolio's average daily net assets.

         U.S. Government Income Fund. As discussed herein under "Historical Fund
         ---------------------------
Information," on December 12, 1997 the Overland U.S. Government Income Fund was consolidated with and into the Fund. For financial reporting purposes, the Overland Fund is considered the accounting survivor of the Consolidation and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund. Prior to the Consolidation, Wells Fargo Bank served as the investment advisor to the Overland Fund and was entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets.

         Variable Rate Government Fund. Wells Fargo Bank and Stephens have
         -----------------------------
agreed to waive ten basis points (0.10%) of the fees charged to the Fund in connection with the settlement of certain litigation involving the Fund. Prior to the Consolidation, Wells Fargo Bank served as investment advisor to the Overland Fund and was entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets. As discussed herein under "Historical Fund Information," on December 12, 1997 the Overland Variable Rate Government Fund was consolidated with and into the Fund. For financial reporting purposes the Overland Fund is considered the accounting survivor of the Consolidation and the Fund has adopted the financial statements of the Overland Fund.

Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund.

         For the periods indicated below, the predecessor portfolios to the Short-Term Government-Corporate Income, U.S. Government Income and Variable Rate Government Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                         Year Ended                           Year Ended
                                          12/31/96                             12/31/95
                                         ----------                           -----------
                                  Fees             Fees                Fees                Fees
              Fund                Paid            Waived               Paid               Waived
              ----                ----            ------               ----               ------
Short-Term Government-
   Corporate Income/1/       $       0            $  55,285          $       0           $  11,944
U.S. Government Income       $   167,516          $  46,101          $   175,052         $  13,667
Variable Rate Government     $2,696,450           $   0              $3,561,101          $554,480

--------------------

/1/ The amounts shown were paid by the Master Portfolio on behalf of the Fund.

         General. Each Fund's Advisory Contract will continue in effect for more
         -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         PORTFOLIO MANAGERS. Mr. Paul Single assumed responsibility for the
         ------------------
day-to-day management of the portfolio of the U.S. Government Income Fund on May 1, 1995. Mr. Single assumed responsibility as co-manager for the day-to-day management of the Variable Rate Government Fund in November, 1990. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.

         Mr. Jeff Weaver assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Term Government-Corporate Income Fund and the Short-Intermediate U.S. Government Income Fund as of May 1, 1996 and July 16, 1996, respectively. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.

         Ms. Madeline Gish assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund and the Short-Term Government-Corporate Income Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst.

         Mr. Scott Smith assumed responsibility as a portfolio co-manager for the day-to-day management of the Intermediate Bond Fund as of September 6, 1996, and became sole manager of the Fund in February 1998. Mr. Smith, as co-manager, has also been responsible for the day-to-day management of the portfolio of the U.S. Government Income Fund since May 1, 1995 and the Variable Rate Government Fund since October 1993. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

         ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells
         ----------------------------------
Fargo Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

         Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

         Intermediate Bond and Short-Intermediate U.S. Government Income Funds.
         ---------------------------------------------------------------------
For the period indicated below, the Intermediate Bond and Short-Intermediate U.S. Government Income Funds paid to Wells Fargo Bank and Stephens the following dollar amounts for administration and co-administration fees:


                                                                Six-Month
                                                              Period Ended
                                                                3/31/97
                                                              -------------
        Fund                                   Total           Wells Fargo         Stephens
        ----                                   -----           -----------         --------
Intermediate Bond                             $12,053            $ 2,411           $ 9,642
Short-Intermediate U.S. Government Income     $64,992            $51,994           $12,929

         Intermediate Bond Fund. The Pacifica Intermediate Bond Fund was
         ----------------------
reorganized as the Company's Intermediate Bond Fund on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica Intermediate Bond predecessor portfolio provided management and administration services necessary for the operation of such Fund, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolio.

         For the year ended September 30, 1996, the Fund paid, after waivers, $55,482 for administration services. This amount reflects fees paid to Stephens, as sole Administrator to the Fund, for the period begun September 6, 1996 and ended September 30, 1996. During this time, Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets. The amount also reflects the net administration fees paid by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

         Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolio of the Intermediate Bond Fund. For its administration services, ALPS was entitled to receive the amounts indicated below for the four-month period ended September 30, 1995, and the years ended May 31, 1995, and May 31, 1994. ALPs did not waive any administration fees during this period. During 1995, the Fund changed its fiscal year-end from May 31 to September 30.

            Four-Month
           Period Ended             Year Ended                   Year Ended
           -------------            ----------                   ----------
             9/30/95                 5/31/95                     5/31/94

              $9,470                  $27,595                     $31,800

         Short-Intermediate U.S. Government Income Fund. For the periods
         ----------------------------------------------
indicated below, the Short-Intermediate U.S. Government Income Fund paid to Stephens the dollar amounts in administration fees indicated below. Stephens, as sole Administrator for the years ended December 31, 1994, and 1995, and the nine-month period September 30, 1996, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Short-Intermediate U.S. Government Fund's average daily net assets.

             Nine-Month
            Period Ended              Year Ended            Year Ended
               9/30/96                 12/31/95              12/31/94
            ------------              ----------            ----------
               $12,808                 $ 6,998                $ 3,522

         Short-Term Government-Corporate Income, U.S. Government Income and
         ------------------------------------------------------------------
Variable Rate Government Funds. Prior to the Consolidation of the Overland
------------------------------
portfolios into the Stagecoach funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland Short-Term Government-Corporate Income, U.S. Government Income and Variable Rate Government predecessor portfolios under substantially similar terms to the current Administration and Co-Administration Agreements with the Funds. Prior to February 1, 1997, Stephens served as sole Administrator to the Overland Short-Term Government-Corporate Income, U.S. Government Income and Variable Rate Government predecessor portfolios and provided the predecessor portfolios with essentially the same services described above. Stephens was entitled to receive a monthly fee from the Short-Term Government-Corporate Income and Variable Rate Government predecessor portfolios at the annual rate of 0.15% of each predecessor portfolio's average daily net assets up to $200 million and 0.10% in excess of $200 million. Stephens was entitled to receive a fee from the U.S. Government Income Fund's predecessor portfolio at the annual rate of 0.10% of the average daily net assets up to $200 million and 0.05% in excess of $200 million.

         For the periods indicated below, the Funds paid to Stephens the dollar amounts in administration fees indicated below. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolios.


                                     Year Ended       Year Ended      Year Ended
                                      12/31/97         12/31/96        12/31/95
                                     ----------       ----------      ----------
Short-Term Government-Corporate      $  11,020         $  10,073       $   3,560
U.S. Government Income               $  66,992         $  51,898       $  37,744
Variable Rate Government             $ 282,517         $ 400,616       $ 923,116


         DISTRIBUTOR. Stephens (the "Distributor"), located at 111 Center
         -----------
Street, Little Rock, Arkansas 72201, serves as the Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

         Under the Plans and pursuant to the related Distribution Agreement, the Funds may pay Stephens the amounts listed below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class or Fund.

                     Fund                                   Fee
                     ----                                   ---

      Intermediate Bond
            Class A                                        0.05%
            Class B                                        0.75%

      Short-Term Government-Corporate Income               0.25%

      U.S. Government Income
            Class B                                        0.70%
            Class C                                        0.75%

      Variable Rate Government
            Class A                                        0.25%
            Class C                                        0.50%

         The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

         Under the Plans in effect for the Class A shares of the Short-Intermediate U.S. Government Income and the U.S. Government Income Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for reimbursement of actual expenses.

         For the six-month period ended March 31, 1997, the Distributor to the Intermediate Bond and Short-Intermediate U.S. Government Income Funds received the fees listed below for distribution-related services, as set forth below, under each Fund's Plan. For the year ended December 31, 1997, the Distributor to the Short-Term Government-Corporate Income Fund, U.S. Government Income Fund and the Variable Rate Government Fund received the fees listed below for distribution-related services, as set forth below, under each Fund's Plan. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolios. The predecessor portfolio to the U.S. Government Income Fund did not offer Class B shares and therefore dollar amounts are not shown for the Class B shares.


                                                          Printing &
                                                           Mailing          Marketing        Compensation to
         Fund                              Total          Prospectus        Brochures          Underwriters
         ----                              -----          ----------        ---------        ----------------
Intermediate Bond
    Class A                           $       4,961         $4,898             $ 63                 N/A
    Class B                           $         805          N/A               N/A                 $  805

Short-Intermediate U.S.
   Government Income
    Class A                           $       6,788         $5,537            $1,250                N/A

Short-Term Government-                $      29,818          N/A               N/A                $ 29,818
   Corporate Income

U.S. Government Income
    Class A                           $       5,125          N/A               N/A                $  5,125
    Class C                           $       9,564          N/A               N/A                $  9,564

Variable Rate Government
    Class A                           $     813,311          N/A               N/A               $ 813,311
    Class C                           $      34,718          N/A               N/A               $  26,720



         Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives did not receive any compensation under the Funds' Plans for the periods described above.

         Intermediate Bond Fund. With regard to the Intermediate Bond Fund, for
         ----------------------
the year ended September 30, 1996, the Distributor did not receive any distribution-related fees for Class A or B shares.

         Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the Intermediate Bond predecessor portfolio pursuant to a Distribution Contract as of October 1, 1995. Distribution fees were payable to PFD through September 5, 1996 and to Stephens from September 6 to September 30, 1996.

         Short-Intermediate U.S. Government Income Fund. For the nine-month
         ----------------------------------------------
period ended September 30, 1996, the Short-Intermediate U.S. Government Income Fund's Distributor received the following amounts of distribution-related fees for the specified purposes set forth below under the Fund's Plan.


                                        Printing &
                                          Mailing     Marketing    Compensation to
              Fund             Total     Prospectus   Brochures     Underwriters
              ----             -----    -----------   ----------   ---------------
Short-Intermediate U.S.
  Government Income
    Class A                   $ 0            $ 0        $ 0            N/A


         For the periods indicated above, WFSI and its registered representatives did not receive any compensation under the Short-Intermediate U.S. Government Income and U.S. Government Income Plans.

         General. Each Plan will continue in effect from year to year if such
         -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

         The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

         Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

         ADMINISTRATIVE SERVICING AGENT. The Short-Term Government-Corporate
         ------------------------------
Income and Variable Rate Government Funds have each adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of their Class A shares. Pursuant to the Administrative Servicing Plan, these Funds may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Funds' Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the class of the Class A shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A distribution plan while being sold pursuant to its Administrative Servicing Plan.

         For the year ended December 31, 1997, the Short-Term Government Corporate Income Fund paid to Wells Fargo Bank or its affiliates $29,820 in administrative servicing fees, after waivers. For the year ended December 31, 1997, the Variable Rate Government Fund paid to Wells Fargo Bank or its affiliates $282,517 in administrative servicing fees, after waivers. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolios.

         The Administrative Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plan also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate class of a Fund. The Administrative Servicing Plan may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate class of such Fund, and no other material amendment to the Plan or related Administrative Servicing Agreements may be made except by a majority of the Directors.

         The Administrative Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each of the Plan.

         SHAREHOLDER SERVICING AGENT. The Intermediate Bond (Class A and B),
         ---------------------------
U.S. Government Income (Class B and C) and Variable Rate Government Funds (Class
C) have approved a Servicing Plan and have entered into related shareholder servicing agreements with financial institutions, including

Wells Fargo Bank. The Short-Intermediate Government Income Fund and U.S. Government Income (Class A) Funds have entered into shareholder servicing agreements. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan are shown below. The Servicing Plan and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

                 Fund                                            Fee
                 ----                                            ---
      Intermediate Bond
            Class A                                             0.25%
            Class B                                             0.25%

      Short-Intermediate U.S. Government Income                 0.30%

      U.S. Government Income
            Class A                                             0.30%
            Class B                                             0.30%
            Class C                                             0.25%

      Variable Rate Government
            Class A                                             0.25%
            Class C                                             0.25%


         For the period indicated below, the dollar amounts of shareholder servicing fees paid to Wells Fargo Bank or its affiliates by the Funds, after waivers, were as follows:

                                                               Six-Month
                                                             Period Ended
                 Fund                                           3/31/97
                 ----                                        -------------
      Intermediate Bond
            Class A                                             $ 2,697
            Class B                                             $   271

      Short-Intermediate U.S. Government Income                 $54,045


      U.S. Government Income*
            Class C                                             $ 4,680

      Variable Rate Government*
            Class A
            Class C                                            $ 17,359

--------------------

* These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio. The predecessor portfolio to the U.S. Government Income Fund did not offer Class B shares and did not have a Servicing Plan in place for its Class A shares. Therefore, no information is shown for the Class A and B shares of the U.S. Government Income Fund.

         Intermediate Bond Fund. For the period begun October 1, 1995 and ended
         ----------------------
September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the Intermediate Bond Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. Class A shares of the Fund paid $379 in shareholder servicing fees (after waivers and reimbursements) for the year ended September 30, 1996. The Class B Shares of the Fund did not pay any shareholder servicing fees for the same period.

         Short-Intermediate U.S. Government Income Fund.  The
         ----------------------------------------------
Short-Intermediate U.S. Government Income Fund paid $15,851, after waivers, in shareholder servicing fees to Wells Fargo Bank or its affiliates for the nine-month period ended September 30, 1996.

         General. The Servicing Plan will continue in effect from year to year
         -------
if such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested periods" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

         The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

         CUSTODIAN. Wells Fargo Bank acts as Custodian for each Fund. The
         ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

         For the six-month period ended March 31, 1997, the Intermediate Bond and Short-Intermediate U.S. Government Income Funds did not pay any custody fees.

         For the period ended September 30, 1996, the Short-Intermediate U.S. Government Income Fund did not pay any custody fees.

         For the year ended December 31, 1997, the Short-Term Government-Corporate Income, U.S. Government Income and Variable Rate Government Funds did not pay any custody fees. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolios. Prior to the Consolidation, the Short-Term Government-Corporate Income Fund invested all of its assets in a Master Portfolio with a corresponding investment objective. For the year ended December 31, 1997, the Master Portfolio did not pay any custody fees.

         Intermediate Bond Fund. FICAL, located at 707 Wilshire Blvd., Los
         ----------------------
Angeles, California 90017, acted as Custodian of the Pacifica Intermediate Bond Fund. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion.

         The predecessor portfolio to the Intermediate Bond Fund did not pay any custody fees to FICAL for the period begun October 1, 1995 and ended September 5, 1996 and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

         TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as
         --------------------------------------
Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets of each class of shares.

         For the six-month period ended March 31, 1997, the Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers:


              Fund                             Transfer Agency Fees
              ----                             --------------------
Intermediate Bond                                      $      0
Short-Int. U.S. Govt. Income                           $      0
Short-Term Govt.-Corp. Income*                         $      0
U.S. Government Income*                                $126,491
Variable Rate Government*                              $      0

--------------------

* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         Intermediate Bond Fund. Under the prior transfer agency agreement for
         ----------------------
the Intermediate Bond Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the Intermediate Bond predecessor portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

         Short-Intermediate U.S. Government Income and U.S. Government Income
         ----------------------
Funds. Under the prior transfer agency agreement with the Short-Intermediate U.S. Government Income Fund (Class A shares) and U.S. Government Income Fund (Class A and C shares), Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, a Fund was not charged any transfer agency fees.

         Variable Rate Government and Short-Term Government-Corporate Income Funds. Under a prior transfer agency agreement with the Variable Rate Government and Short-Term Government-Corporate Income predecessor portfolios, Wells Fargo Bank received a base fee and per-account fees from a Fund paid without regard to class.

         UNDERWRITING COMMISSIONS. For the six-month period ended March 31,
         ------------------------
1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243 and Stephens retained $241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

         For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

         For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions.
WFSI and its registered representatives received $399,809 of such commissions.

         For the year ended December 31, 1994, Stephens retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the year ended December 31, 1994, WFSI, and its registered representatives received $904,274, in underwriting commissions in connection with the purchase or redemption of Company's shares.

                            PERFORMANCE CALCULATIONS

         The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

         Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

         Performance shown or advertised for the Class A shares of the Stagecoach Intermediate Bond Fund for periods prior to September 6, 1996, reflects performance of the Investor Class shares of the Pacifica Intermediate Bond Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Intermediate Bond Fund. Performance shown or advertised for the Class B shares of the Stagecoach Intermediate Bond Fund for periods prior to September 6, 1996, reflects performance of the Investor Class shares of the predecessor portfolio, adjusted to reflect Class B expenses in effect on September 6, 1996.

         Performance shown or advertised for the Stagecoach Short-Term Government-Corporate Income Fund for periods prior to December 12, 1997 reflects, performance of the shares of the Overland Short-Term
Government-Corporate Income Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Fund.

         Performance shown or advertised for the Class A shares of the Stagecoach U.S. Government Income Fund for periods prior to December 12, 1997, reflects performance of the Class A shares of the Overland U.S. Government Income Fund (the accounting survivor of a merger of the funds on December 12, 1997). Performance shown or advertised for the Class B and Class C shares of the Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class B share and Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class B or Class C shares, as applicable.

         Performance shown or advertised for the Class A shares of the Stagecoach Variable Rate Government Fund for periods prior to December 12, 1997, reflects performance of the Class A shares of the Overland Express Variable Rate Government Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Variable Rate Government Fund. Performance shown or advertised for the Class C shares of the Stagecoach Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class C shares.

         AVERAGE ANNUAL TOTAL RETURN: The Funds may advertise certain total
         ---------------------------
return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.


                 Average Annual Total Return for the Applicable
                         Period Ended December 31, 1997/1/
                         -------------------------------

                  Inception      Inception     Five Year     Five Year     Three Year   Three Year      One Year     One Year
                     With           No           With           No           With           No            With          No
                    Sales         Sales          Sales         Sales         Sales         Sales         Sales        Sales
     Fund          Charge/2/      Charge        Charge        Charge         Charge        Charge       Charge        Charge
     ----          -------       --------     ---------      ---------      ----------  ---------     ---------      ---------
Short-Term
Gov.-Corp.
Income
    Class A        4.83%         5.77%          N/A             N/A         5.20%          6.26%         2.81%         5.91%
U.S.
Government
Income
    Class A        8.10%         8.61%         5.44%          6.42%        7.35%         9.03%          3.80%         8.73%
    Class B        7.90%         7.90%         5.30%          5.62%        7.49%         8.19%          3.82%         7.69%
    Class C        7.89%         7.89%         5.60%           5.60%       8.15%         8.15%          6.79%         7.56%

Variable Rate
Government
    Class A        4.27%         4.71%         3.01%          3.64%        4.78%         5.83%          2.23%         5.43%
    Class C        4.26%         4.26%         3.22%          3.22%        5.48%         5.48%          4.44%         5.44%

-------------------

/1/ Return calculations, except as indicted, reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge ("CDSC") for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund and Class is as follows: U.S. Government Income Fund - April 7, 1988; Variable Rate Government-Fund - November 1, 1990; Short-Term Government-Corporate Income Fund - September 19, 1994. The actual inception date of each class may differ from the inception date of the corresponding Fund.



                          Average Annual Total Return for the Applicable Period Ended September 30, 1997/1/
                          -------------------------------------------------------------------------------

                  Inception      Inception     Five Year     Five Year     Three Year   Three Year      One Year     One Year
                     With           No           With           No           With           No            With          No
                    Sales          Sales        Sales         Sales         Sales          Sales          Sales       Sales
     Fund          Charge/2/       Charge       Charge        Charge        Charge         Charge         Charge      Charge
     ----         ----------      --------     -------       --------      -------       ---------      --------     --------
Intermediate
Bond
    Class A           7.59%         8.13%        4.70%          5.67%         6.24%          7.87%        2.70%        7.51%
    Class B           7.22%         7.22%        4.45%          4.74%         5.98%          6.87%        1.13%        6.13%
Short-Intermediate
U.S.
Government
Income
    Class A         4.37%         5.19%           N/A           N/A         5.98%          7.08%         4.57%         7.79%

-------------------

/1/ Return calculations, except as indicted, reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Intermediate Bond Fund - June 1, 1988;
     Short-Intermediate U.S. Government Income Fund - October 27, 1993. The actual inception date of each class may differ from the inception date of the corresponding Fund.

         CUMULATIVE TOTAL RETURN. In addition to the above performance
         -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


                           Cumulative Total Return for the Applicable Period Ended December 31, 1997/1/
                           ----------------------------------------------------------------------------

                  Inception      Inception     Five Year     Five Year     Three Year   Three Year      One Year     One Year
                     With           No           With           No           With           No            With          No
                    Sales          Sales         Sales         Sales         Sales        Sales          Sales        Sales
     Fund          Charge/2/       Charge        Charge        Charge       Charge        Charge         Charge       Charge
     ----         ---------       ---------    ---------     ---------     ---------     ---------      ---------    ---------
Short-Term
Gov.-Corp.
Income
    Class A         16.79%        20.30%          N/A           N/A         16.42%        19.97%          N/A           N/A
U.S.
Government
Income
    Class A        113.67%       123.71%        30.34%        36.51%        23.70%        29.59%          N/A           N/A
    Class B        109.96%       109.96%        29.46%        31.46%        24.21%        26.64%          N/A           N/A
    Class C        109.72%       109.72%        31.30%        31.30%        26.49%        26.49%          N/A           N/A
Variable Rate
Government
    Class A         34.90%        39.08%        15.96%        19.58%        15.04%        18.55%          N/A           N/A
    Class C         34.86%        34.86%        17.15%        17.15%        17.37%        17.37%          N/A           N/A

-------------------

/1/ Return calculations, except as indicted, reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable CDSC for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: U.S. Government Income Fund - April 7, 1988; Variable Rate Government-Fund - November 1, 1990; Short-Term Government-Corporate Income Fund - September 19, 1994. The actual inception date of each class may differ from the inception date of the corresponding Fund.


              Cumulative Total Return for the Applicable Period Ended September 30, 1997/1/
              ---------------------------------------------------------------------------

                      Inception     Inception   Five Year     Five Year      Three Year    Three Year
                        With          No           With           No           With            No
                        Sales        Sales        Sales         Sales         Sales          Sales
       Fund            Charge/2/     Charge       Charge        Charge        Charge         Charge
       ----           ----------    -------     ---------    ----------     ----------    -----------
Intermediate Bond
    Class A              97.98%       107.36%       25.83%       31.78%        19.91%        25.52%
    Class B              91.68%        91.68%       24.29%       26.06%        19.05%        22.06%
Short-Intermediate
U.S. Government
Income
    Class A              18.25%        21.91%      N/A           N/A           19.03%        22.77%

-------------------

/1/ Return calculations, except as indicted, reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable CDSC for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Intermediate Bond Fund - June 1, 1988;
     Short-Intermediate U.S. Government Income Fund - October 27, 1993. The actual inception date of each class may differ from the inception date of the corresponding Fund.

         YIELD CALCULATIONS: The Funds may, from time to time, include their
         ------------------
yields and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ - 1]
                                      -----
                                       Cd

         where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share each class of shares on the last day of the period.

         EFFECTIVE YIELD: Effective yields for the Funds are based on the change
         ---------------
in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1


            Yield for the Applicable Period Ended December 31, 1997/1/
            ----------------------------------------------------------

                                                   Thirty-Day Yield
                                                   -----------------
         Fund                         After Waiver                   Before Waiver
         ----                         ------------                   -------------
Short-Term Government-
  Corporate Income
    Single Class                            5.05%                           3.53%
U.S. Government Income
    Class A                                 5.82%                           5.44%
    Class C                                  N/A                             N/A
Variable Rate Government
    Class A                                 5.11%                           4.75%
    Class C                                 4.80%                           4.46%

--------------------
/1/ The amounts shown above reflect all front-end sales charges and applicable CDSCs. "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.


            Yield for the Applicable Period Ended September 30, 1997/1/
            -----------------------------------------------------------


                                                        Thirty-Day Yield
                                                        -----------------
           Fund                                After Waiver           Before Waiver
           ----                                ------------           -------------
Intermediate Bond
     Class A                                       5.57%                  4.87%
     Class B                                       5.12%                  4.33%
Short-Intermediate U.S. Government Income
     Class A
                                                   5.66%                  5.16%
----------------------

/1/ The amounts shown above reflect all front-end sales charges and applicable
    CDSCs. "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.


         Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

         In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate

Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

         Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

         The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

         From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

         The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

         Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

         Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

         Short-Term Government-Corporate Income Fund. Purchases and sales of
         -------------------------------------------
equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         In placing orders for portfolio securities of the Short-Term Government-Corporate Income Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

         Brokerage Commissions.  For the six-month period ended March 31, 1997,
         ---------------------
the Funds paid brokerage commissions as follows:


                     Fund                                      Commissions
                     ----                                      -----------
           Intermediate Bond                                   $   0
           Short-Intermediate U.S. Government Income           $   0
           Short-Term Government-Corporate Income*             $   0
           U.S. Government Income*                             $   0
           Variable Rate Government*                           $   0

---------------------

* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         For the years ended December 31, 1996 and December 31, 1995, the Short-Term Government-Corporate Income, U.S. Government Income and Variable Rate Government predecessor portfolios and the Short-Term Government-Corporate Income Master Portfolio did not pay any brokerage commissions.

         During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995, and May 31, 1994, the predecessor portfolio of the Intermediate Bond Fund did not pay any brokerage commissions.

         For the years ended December 31, 1994 and 1995, and the period ended September 30, 1996, the Short-Intermediate U.S. Government Income Fund did not pay any brokerage commissions.

         Securities of Regular Broker/Dealers. As of March 31, 1997, each Fund
         ------------------------------------
owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents, as follows:


         Fund                                  Brokers/Dealers             Amount
         ----                                  ---------------             ------
Intermediate Bond Fund                 Goldman Sachs & Co.              $1,943,000

Short-Intermediate U.S. Government     Goldman Sachs & Co.              $1,211,000
  Income Fund
                                       JP Morgan Securities             $2,600,000

Short-Term Government-Corporate*       Goldman Sachs & Co.              $   67,000
  Income Fund

U.S. Government Income Fund*           Goldman Sachs & Co.              $1,045,000

                                       Morgan Stanley                   $3,889,000

Variable Rate Government Fund*         Goldman Sachs & Co.              $2,023,000

                                       JP Morgan Securities             $  234,000

                                       HSBC Securities                  $  354,000

---------------

*   As of December 31, 1997.

         Portfolio Turnover. The portfolio turnover rate is not a limiting
         ------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                  FUND EXPENSES

         From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

         The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

         General. The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to each Fund, rather than to the Company as a whole. Accordingly, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

         The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

         In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

         Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
         ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Taxation of Fund Investments. Except as provided herein, gains and
         ----------------------------
losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term a Fund held the debt obligation.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         Foreign Taxes. Income and dividends received by a Fund from sources
         -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

         Capital Gain Distributions. Distributions which are designated by a
         --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed a Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of a Fund's taxable year.

         The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

         Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if a Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

         Other Distributions. Although dividends will be declared daily based on
         -------------------
each Fund's daily earnings, for federal income tax purposes, a Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed a Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

         Disposition of Fund Shares. A disposition of Fund shares pursuant to
         --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum
         ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Backup Withholding. The Company may be required to withhold, subject to
         ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

         Foreign Shareholders.  Under the Code, distributions of net investment
         --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

         New Regulations. On October 6, 1997, the Treasury Department issued new
         ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

         Tax-Deferred Plans. The shares of the Funds are available for a variety
         ------------------
of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

         Other Matters. Investors should be aware that the investments to be
         -------------
made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                                  CAPITAL STOCK

         The Funds are five of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

         Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

         As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Set forth below, as of April 1, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.


                        5% OWNERSHIP AS OF APRIL 1, 1998
                        --------------------------------
                                                                    TYPE OF           PERCENTAGE       PERCENTAGE
       FUND                      NAME AND ADDRESS                   OWNERSHIP          OF CLASS       OF PORTFOLIO
       ----                      ----------------                  -----------        ----------      ------------
INTERMEDIATE BOND    Wells Fargo Bank                          Class A                   8.04%             N/A
                     FBO Retirement Plans Omnibus              Beneficially Owned
                     P.O. Box 63015
                     San Francisco, CA  94163

                     Virg. & Co.                               Class A                  44.20%            6.13%
                     c/o Wells Fargo Bank                      Record Holder
                     P.O. Box 9800 MAC 9139-027
                     Calabasas, CA  91372

SHORT-INTERMEDIATE   Wells Fargo Bank                          Class A                  27.20%            9.84%
U.S. GOVERNMENT      FBO Retirement Plans Omnibus              Beneficially Owned
INCOME               P.O. Box 63015
                     San Francisco, CA  94163

SHORT-TERM           Virginia & Co.                            Single Class             15.26%           15.26%
GOVERNMENT           c/o Wells Fargo Bank                      Record Holder
CORPORATE INCOME     Mutual Funds A-88-4
                     P.O. Box 9800
                     Calabassas, CA  91302

                     Hep & Co.                                 Single Class             35.20%           35.20%
                     c/o Wells Fargo Bank                      Record Holder
                     P.O. Box 9800
                     Calabassas, CA  91302

                     Kimball Medical Center Foundation         Single Class             12.50%           12.50%
                     600 River Avenue                          Record Holder
                     Lakewood, NJ  08701

                     Sanitary Fill Company                     Single Class             29.94%           29.94%
                     Attn:  Treasury Dept.                     Record Holder
                     5 Thomas Mellon Circle, #304
                     San Francisco, CA  94134

U.S. GOVERNMENT      Wells Fargo Bank                          Class A                  18.43%           15.60%
INCOME               FBO Retirement Plans Omnibus              Beneficially Owned
                     P.O. Box 63015
                     San Francisco, CA  94163

                     Virg. & Co.                               Class A                   6.82%            5.78%
                     c/o Wells Fargo Bank                      Beneficially Owned
                     P.O. Box 9800 MAC 9139-027
                     Calabasas, CA  91372

                     MLPF&S for the Sole Benefit of its        Class C                  32.26%             N/A
                     Customers                                 Beneficially Owned
                     Attn:  Mutual Fund Administration
                     4800 Deer Lake Drive East, 3rd Floor
                     Jacksonville, FL  32246

                     Dean Witter                               Class C                  10.85%             N/A
                     P.O. Box 250 Church Street Station        Beneficially Owned
                     New York, NY  10008-0250                  for Robert K.
                                                               Halliday

                     Sisters of St. Francis                    Class C                   9.94%             N/A
                     Attn:  Sister Marijane Hresko, OSF        Beneficially Owned
                     809 South Convent Road
                     Aston, PA  19014


VARIABLE RATE        APCO Employees Credit Union               Class A                  16.53%           16.26%
GOVERNMENT           1608 7th Ave.                             Record Holder
                     Birmingham, AL 35203

                     MLPF&S for the Sole Benefit of it         Class A                   5.93%            5.84%
                     Customers                                 Beneficially Owned
                     Attn:  Mutual Fund Administration
                     4800 Deer Lake Drive East, 3rd Floor
                     Jacksonville, F:  32246

                     Mission Federal Credit Union              Class A                   5.61%            5.52%
                     P.O. Box 919023                           Record Holder
                     San Diego, CA  92191

                     Merrill Lynch Pierce Fenner & Smith,      Class C                  25.77%             N/A
                     Inc., for the Sole Benefit of its         Record Holder
                     Customers
                     Attn:   Fund Admin.
                     4800 Deer Lake East, 3rd Floor
                     Jacksonville, FL 32246

                     City of Fairfax Minnesota                 Class C                   6.28%             N/A
                     City Clerk                                Record Holder
                     P.O. Box K
                     Fairfax, MN  55332

                     City of Waterville                        Class C                  13.06%             N/A
                     P.O. Box 9                                Record Holder
                     Waterville, MN  56096

                     City of Renville                          Class C                   5.42%             N/A
                     Renvilla Nursing Home                     Record Holder
                     City Hall
                     329 North Main
                     Renville, MN  56284

                     City of Mountain Lake                     Class C                  12.20%             N/A
                     Mountain Lake City Hall                   Record Holder
                     Mountain Lake, MN 56159

                     Firstar Trust Co. Agent                   Class C                    5.82%            N/A
                     Firstar Bank of Minnesota                 Record Holder
                     Hendricks Community
                     Hospital Reserve Fund
                     P.O. Box 1787
                     Milwaukee, WI  53201



         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

         The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

         The portfolio of investments, audited financial statements and independent auditors' report for the Variable Rate Government, Short-Term Government-Corporate Income and U.S. Government Income Funds for the year ended December 31, 1997, are hereby incorporated by reference to the Annual Reports as filed with the SEC on March 3, 1998.

         The portfolio of investments and unaudited financial statements for the Intermediate Bond and Short-Intermediate U.S. Government Income Funds for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

         The portfolio of investments, audited financial statements and independent auditors report for the Intermediate Bond and Short-Intermediate U.S. Government Income Funds for the year ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

         Annual and Semi-Annual Reports may be obtained by calling
1-800-222-8222.

                                    APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

         Corporate Bonds

         Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

         Commercial Paper

         Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                           STAGECOACH FUNDS, INC.
                         Telephone:  1-800-260-5969

                     STATEMENT OF ADDITIONAL INFORMATION

                              Dated May 1, 1998

                           INTERMEDIATE BOND FUND
               SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                         U.S. GOVERNMENT INCOME FUND

                             INSTITUTIONAL CLASS

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the INTERMEDIATE BOND, SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME and U.S. GOVERNMENT INCOME FUNDS. This SAI relates to the Institutional Class shares for each Fund.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA
94120-7066.


                              TABLE OF CONTENTS
                                                                        Page
                                                                        ----
Historical Fund Information............................................   1
Investment Restrictions................................................   1
Additional Permitted Investment Activities.............................   5
Risk Factors...........................................................  16
Management.............................................................  18
Performance Calculations...............................................  28
Determination of Net Asset Value.......................................  35
Additional Purchase and Redemption Information.........................  35
Portfolio Transactions.................................................  36
Fund Expenses..........................................................  38
Federal Income Taxes...................................................  38
Capital Stock..........................................................  43
Other..................................................................  46
Independent Auditors...................................................  46
Financial Information..................................................  46
Appendix............................................................... A-1


                         HISTORICAL FUND INFORMATION

     The Intermediate Bond Fund commenced operations on June 1, 1988, as an investment portfolio of Westcore Trust ("Westcore") under the name Bonds Plus Fund. On October 1, 1995, the Fund was reorganized as the Pacifica Intermediate Bond Fund, an investment portfolio of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Intermediate Bond Fund was reorganized as the Company's Intermediate Bond Fund.

     The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993, as a Fund of the Company. The Institutional Class shares of the Short-Intermediate U.S. Government Income Fund commenced operations on September 6, 1996.

     The U.S. Government Income Fund commenced operations on January 1, 1992, as the successor to the Ginnie Mae Fund of Wells Fargo Investment Trust for Retirement Programs, which commenced operations on January 3, 1991. The Institutional Class shares of the U.S. Government Income Fund commenced operations on September 6, 1996. On July 23, 1997, the Boards of Directors of the Company and Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, approved an Agreement and Plan of Consolidation providing for, among other things, the reorganization of the U.S. Government Income Fund of Overland with and into the Company's U.S. Government Income Fund (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's U.S. Government Income Fund. The Overland Fund did not offer Institutional Class shares. For accounting purposes, the Institutional Class shares are therefore considered a new class. Prior to December 12, 1997, the effective date of the Consolidation of the Company and Overland, the Company's U.S. Government Income Fund was known as the Ginnie Mae Fund.

                           INVESTMENT RESTRICTIONS

     Fundamental Investment Policies.
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Intermediate Bond Fund may not:

     (1) purchase or sell commodity contracts or invest in oil, gas or mineral exploration or development programs, except that the Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Fund may enter into futures contracts and related options;

     (2) purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

     (3) purchase securities of companies for the purpose of exercising control;

     (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

     (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 (the "1933 Act") except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

     (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Fund may enter into transactions in options on securities, futures contracts and options on futures contracts;

     (7) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

     (8) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     (9) purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     (10) make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets; nor

     (11) purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The Short-Intermediate U.S. Government Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7) make investments for the purpose of exercising control or management;

     (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Fund may issue multiple Classes of shares in accordance with applicable laws, rules, regulations or orders;

     (9) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

     (10) purchase securities of any issuer (except U.S. Government Obligations) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

The U.S. Government Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7) make investments for the purpose of exercising control or management;

     (8) issue senior securities, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by such Fund while any the outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

     Non-Fundamental Investment Policies.
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets, and for the Intermediate Bond Fund, 30% of total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                 ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

     Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO. Commercial paper may include variable- and floating-rate instruments.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Intermediate Bond Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.

     Derivative Securities
     ---------------------

     The Intermediate Bond and Short-Intermediate U.S. Government Income Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. These Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations, demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% (10% for the U.S. Government Income Fund) of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may hold up to 15% (10% for the U.S. Government Income Fund) of its net assets in illiquid securities.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) such Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) such the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (30% for the Intermediate Bond Fund) of the total assets of a particular Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fee earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National
Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Adjustable Rate Mortgages ("ARMs") and Collateralized Mortgage Obligations ("CMOs"). The Short-Intermediate U.S. Government Income Fund may invest in ARMs issued or guaranteed by the GNMA, FNMA or FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

     Adjustable rate mortgages, an increasingly common form of residential financing, generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMs or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMs backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

     These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMs and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages. In this regard, the net asset value of a Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

     The holder of ARMs and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMs and CMOs held by it.

     CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

     Mortgage Participation Certificates. The U.S. Government Income Fund also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security.

     The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment advisor, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Stripped Securities
     -------------------

     The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either (i) future interest payments or (ii) future principal payments. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     Temporary Investments
     ---------------------

     The Funds may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. Some of these short-term investments are described below.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the U.S. Government Income Fund) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Intermediate Bond Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by a Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio debt instruments of a Fund also may be subject to credit and interest rate risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

     The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.

     Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

     S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

     The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Wells Fargo Bank may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

     The Funds may invest up to 25% of their assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. The Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                 MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            --------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens Inc.;
                                       Chairman and        President of Stephens Insurance Services Inc.;
                                       President           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Peter G. Gordon, 54                    Director            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street                                        Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                        University Teachers College since 1976.

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901


                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            --------------------
*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

Richard H. Blank, Jr., 41              Chief Operating     Vice President of Stephens Inc.; Director of
                                       Officer,            Stephens Sports Management Inc.; and Director
                                       Secretary and       of Capo Inc.
                                       Treasurer


                              Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                         Total Compensation
                           Aggregate Compensation         from Registrant
Name and Position             from Registrant            and Fund Complex
-----------------         -----------------------       -------------------
Jack S. Euphrat                    $25,750                     $34,500
Director

R. Greg Feltus                     $     0                     $     0
Director

Thomas S. Goho                     $25,750                     $34,500
Director

Peter G. Gordon                    $24,250                     $30,500
Director

Joseph N. Hankin                   $25,750                     $34,500
Director

W. Rodney Hughes                   $25,250                     $33,000
Director

Robert M. Joses                    $ 1,500                     $ 4,000
Director

J. Tucker Morse                    $25,250                     $33,000
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts.
Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                       Annual Rate
        Fund                                    (as percentage of net assets)
        ----                                    -----------------------------
Intermediate Bond                              0.50%
Short-Intermediate U.S. Government Income      0.50%
U.S. Government Income                         0.50% up to $250 million
                                               0.40% next $250 million
                                               0.30% over $500 million

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                               Six-Month
                                                              Period Ended
                                                                3/31/97
                                                              ------------
     Fund                                           Fees Paid            Fees Waived
     ----                                           ---------            -----------
Intermediate Bond                                   $ 51,418              $ 61,866
Short-Intermediate U.S. Government Income           $134,529              $121,235
U.S. Government Income*                             $469,051              $      0

____________________

* These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

     Intermediate Bond Fund.  The Pacifica Intermediate Bond Fund was
     ----------------------
reorganized as the Company's Intermediate Bond Fund on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Intermediate Bond Fund. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Intermediate Bond Fund.

     For the fiscal year ended September 30, 1996, the Fund paid $277,965 in advisory fees and $39,513 of advisory fees were waived. These amounts include advisory fees paid by the predecessor portfolio to FICM/WFIM prior to September 6, 1996.

     Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. served as advisor to the predecessor of the Intermediate Bond Fund. For the four-month period ended September 30, 1995, and the years ended May 31, 1995, and 1994, the prior advisors for the Fund were entitled to receive advisory fees from the Fund at the same annual rates as those that were in effect for WFIM.

     For the periods indicated below, the prior advisors were entitled to receive the following amounts in advisory fees and did not waive or reimburse any advisory fees. In 1995, the Fund changed its fiscal year from May 31 to September 30.


           Four-Month
          Period Ended                   Year Ended                Year Ended
            9/30/95                       5/31/95                   5/31/94
          -------------                  ----------                --------
            $94,698                       $275,948                 $318,000


     Short-Intermediate U.S. Government Income and U.S. Government Income Funds.
     --------------------------------------------------------------------------
As discussed herein under "Historical Fund Information," on December 12, 1997 the Overland U.S. Government Income Fund was consolidated with and into the Fund. For financial reporting purposes, the Overland Fund is considered the accounting survivor of the Consolidation and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund. Prior to the Consolidation, Wells Fargo Bank served as the investment advisor to the Overland Fund and was entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets.

     For the periods indicated below, the Short-Intermediate U.S. Government Income and U.S. Government Income Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                       Nine-Month
                                      Period Ended                 Year Ended                   Year Ended
                                        9/30/96                     12/31/95                     12/31/94
                                      ------------                  --------                     --------
                                     Fees          Fees          Fees           Fees          Fees           Fees
        Fund                         Paid         Waived         Paid          Waived         Paid          Waived
        ----                      ------------  -----------  -------------  ------------  -------------  ------------
Short-Int. U.S. Govt. Income        $213,467      $     0       $ 56,387       $60,241       $      0       $58,270
U.S. Govt. Income*                  $167,516      $46,101       $840,112       $     0       $230,619       $28,872

____________________

* Indicates fees paid by the Overland predecessor portfolio. For 1996, this amount is for the year ended December 31, 1996.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     PORTFOLIO MANAGERS.  Mr. Paul Single assumed responsibility for the day-to-
     ------------------
day management of the portfolio of the U.S. Government Income Fund on May 1, 1995. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.

     Mr. Jeff Weaver assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.

     Ms. Madeline Gish assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst candidate.

     Mr. Scott Smith assumed responsibility as a portfolio co-manager for the day-to-day management of the Intermediate Bond Fund as of September 6, 1996, and became the sole manager of the Fund in February 1998. Mr. Smith, as co-manager, has also been responsible for the day-to-day management of the portfolio of the U.S. Government Income Fund since May 1, 1995. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02%, respectively, of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     Intermediate Bond and Short-Intermediate U.S. Government Income Funds.  For
     ---------------------------------------------------------------------
the period indicated below, the Funds paid to Wells Fargo Bank and Stephens the following dollar amounts for administration and co-administration fees:

                                                                       Six-Month
                                                                      Period Ended
                                                                        3/31/97
                                                                      -----------
           Fund                                       Total            Wells Fargo          Stephens
           ----                                 ------------------  ------------------  ----------------
Intermediate Bond                                          $12,053              $2,411           $ 9,642
Short-Intermediate U.S.
   Government Income                                       $19,910              $3,982           $15,928

     Intermediate Bond Fund.  The Pacifica Intermediate Bond Fund was
     ----------------------
reorganized as the Company's Intermediate Bond Fund on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC, ("Furman Selz"), of the Pacifica Intermediate Bond predecessor portfolio provided management and administration services necessary for the operation of the Fund, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolio.

     For the year ended September 30, 1996, the Fund paid, after waivers, $55,482 for administration services. This amount reflects fees paid to Stephens, as sole Administrator to the Fund, for the period begun September 6, 1996 and ended September 30, 1996. During this time, Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Intermediate Bond Fund's average daily net assets. The amount also reflects the net administration fees paid by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

     Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolio of the Intermediate Bond Fund. For its administration services, ALPS was entitled to receive the dollar amounts indicated below for the periods indicated below. ALPs did not waive any administration fees during this period. In 1995, the Fund changed its fiscal year-end from May 31 to September 30.

              Four-Month
             Period Ended                                   Year Ended                     Year Ended
               9/30/95                                       5/31/95                        5/31/94
             ------------                                   --------                        --------
                $9,470                                      $ 27,595                        $ 31,800

     Short-Intermediate U.S. Government Income Fund.  For the periods indicated
     ----------------------------------------------
below, the Short-Intermediate U.S. Government-Income Fund paid to Stephens the dollar amounts in administration fees indicated below. Stephens, as sole Administrator for the years ended December 31, 1994, and 1995, and the nine-month period ended September 30, 1996, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Short-Intermediate U.S. Government Fund's average daily net assets.

                              Nine-Month
                             Period Ended      Year Ended        Year Ended
                                9/30/96         12/31/95          12/31/94
                             -------------     ----------        ----------
                                $ 12,808        $   6,998         $   3,522

     U.S. Government Income Fund.  Prior to the Consolidation of the Overland
     ---------------------------
portfolios into the Stagecoach funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland U.S. Government Income predecessor portfolio under substantially similar terms to the current Administration and Co-Administration Agreements with the Fund. Prior to February 1, 1997, Stephens served as sole Administrator to the Overland U.S. Government Income predecessor portfolio and provided the predecessor portfolio with essentially the same services described above. Stephens was entitled to receive a fee from the U.S. Government Income Fund's predecessor portfolio at the annual rate of 0.10% of the average daily net assets up to $200 million and 0.05% in excess of $200 million.

     For the periods indicated below, the U.S. Government Income Fund paid to Stephens the dollar amounts in administration fees indicated below. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

                Year Ended                    Year Ended                  Year Ended
                 12/31/97                     12/31/96                    12/31/95
                 ---------                    ---------                   ---------
                  $66,992                     $  51,898                   $  37,744

     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as the distributor for the Funds.

     SHAREHOLDER SERVICING AGENT.  The Funds have approved a Servicing Plan and
     ---------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of the Institutional Class shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company to a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the period indicated below, the dollar amounts of shareholder servicing fees paid to Wells Fargo Bank or its affiliates by the Institutional Class of each Fund, after waivers, were as follows:

                                                                             Six-Month
                                                                            Period Ended
          Fund                                                                3/31/97
          -----                                                             ------------
Intermediate Bond                                                             $ 53,672
Short-Intermediate U.S. Government Income                                     $ 82,843
U.S. Government Income*                                                       $      0

____________________

* The Overland predecessor portfolio did not offer Institutional Class shares.

     Intermediate Bond Fund.  For the period begun October 1, 1995 and ended
     ----------------------
September 5, 1996, and under similar service agreements, payments were made to First Interstate Bancorp for the Intermediate Bond Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates.

     Short-Intermediate U.S. Government Income Fund.  The Short-Intermediate
     ----------------------------------------------
U.S. Government Income Fund did not pay any shareholder servicing fees to Wells Fargo Bank or its affiliates for the period from its commencement of operations on September 6, 1996 to September 30, 1996.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997, the Intermediate Bond and Short-Intermediate U.S. Government Income Funds did not pay any custody fees to Wells Fargo Bank.

     For the year ended December 31, 1997, the U.S. Government Income Fund did not pay any custody fees. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     Intermediate Bond Fund.  FICAL, located at 707 Wilshire Blvd., Los Angeles,
     ----------------------
California 90017, acted as Custodian of the Pacifica Intermediate Bond Fund. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion.

     The predecessor portfolio to the Intermediate Bond Fund did not pay any custody fees to FICAL for the period begun October 1, 1995 and ended September 5, 1996 and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

     Short-Intermediate U.S. Government Income Fund.  The Short-Intermediate
     ----------------------------------------------
U.S. Government Income Fund did not pay any custody fees for the period ended September 30, 1996.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of each Fund's average daily net assets of the Institutional Class shares.

     For the six-month period ended March 31, 1997, the Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing agency fees, without regard to Class and after waivers:


Fund                                                 Transfer Agency Fees
----                                                 --------------------
Intermediate Bond                                        $      0
Short-Intermediate U.S. Government Income                $      0
U.S. Government Income*                                  $126,491

_______________

* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     Intermediate Bond Fund.  Under the prior transfer agency agreement for the
     ----------------------
Intermediate Bond Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Institutional Class shares, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the Intermediate Bond predecessor portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     Short-Intermediate U.S. Government Income and U.S. Government Income Funds.
     --------------------------------------------------------------------------
Under the prior transfer agency agreement for the Short-Intermediate U.S. Government Income and U.S. Government Income Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of Institutional Class shares. Therefore no underwriting commissions were paid to Stephens as the Funds' Distributor.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Institutional Class shares of the Intermediate Bond Fund for periods prior to September 6, 1996, reflects the performance of the Institutional Class shares of the Pacifica Intermediate Bond Fund (10/95 to 9/96) and the Westcore Bonds Plus Fund (6/88 to 9/95).

     Performance shown or advertised for the Institutional Class shares of the Short-Intermediate U.S. Government Income Fund for periods prior to September 6, 1996, reflects the performance of such Fund's Class A shares (excluding sales charges).

     Performance shown or advertised for the Institutional Class shares of the U.S. Government Income Fund for periods prior to December 12, 1997, reflects the performance of the Class A shares (excluding sales charges) of the Overland predecessor portfolio.




     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

     Average Annual Total Return for the Applicable Period Ended September 30,
     -------------------------------------------------------------------------
1997/1/
----

                   Institutional                                          Five         Three          One
                       Class                            Inception/2/      Year          Year          Year
                   -------------                      --------------  ------------  ------------  ------------
Intermediate Bond                                              8.14%         5.69%         7.90%         7.57%
Short-Intermediate U.S. Government Income                      5.19%         N/A           7.08%         7.89%
U.S. Government Income/3/                                      8.61%         6.42%         9.01%         8.69%

_______________

/1/ For purposes of showing performance information, the inception date of each Fund and Class is as follows: Intermediate Bond Fund - June 1, 1988; Short-Intermediate U.S. Government Income Fund - October 27, 1993; U.S. Government Income Fund - January 1,1992. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/2/ For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Intermediate Bond Fund reflect the performance of the Institutional Class shares of such Fund's predecessor portfolios. For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Short-Intermediate U.S. Government Income Fund reflect the performance of such Fund's Class A shares. For periods prior to December 12, 1997, performance figures for the Institutional Class shares of the U.S. Government Income Fund reflect the performance of the Class A shares of the Overland predecessor portfolio.

/3/ Performance shown is for the applicable period ended December 31, 1997.

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended September 30,
     1997/1/
     --------------------------------------------------------------------------

                   Institutional                                           Five           Three
                       Class                            Inception/2/       Year           Year
                   -------------                      --------------  --------------  -------------
Intermediate Bond                                            107.50%          31.87%         25.61%
Short-Intermediate U.S. Government Income                     21.92%          N/A            22.78%
U.S. Government Income/3/                                    123.65%          36.47%         29.56%

_______________

/1/ For purposes of showing performance information, the inception date of each Fund and Class is as follows: Intermediate Bond Fund - June 1, 1988; Short-Intermediate U.S. Government Income Fund - October 27, 1993; U.S. Government Income Fund - January 1,1992. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/2/ For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Intermediate Bond Fund reflect the performance of the Institutional Class shares of such Fund's predecessor portfolios. For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Short-Intermediate U.S. Government Income Fund reflect the performance of such Fund's Class A shares. For periods prior to December 12, 1997, performance figures for the Institutional Class shares of the U.S. Government Income Fund reflect the performance of the Class A shares of the Overland predecessor portfolio.

/3/ Performance shown is for the applicable period ended December 31, 1997.

     YIELD CALCULATIONS:  The Funds may, from time to time, include their yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       Cd

     where a = dividends and interest earned during the period; b = expenses accrued for the period (net of any reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1

           Yield for the Applicable Period Ended September 30, 1997
           --------------------------------------------------------

                                                                        Thirty-Day Yield
                                                          --------------------------------------------
   Fund                                                      After Waiver/1/        Before Waiver
   ----                                                   --------------------  ----------------------
Intermediate Bond                                                        5.89%                   5.45%
Short-Intermediate U.S. Government Income                                5.90%                   5.49%
U.S. Government Income/2/                                                6.26%                   5.84%

____________________
/1/ "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

/2/ Performance shown is for the applicable period ended December 31, 1997.

     Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading on each day the Funds (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Company's Board of Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells

Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Brokerage Commissions.  For the six-month period ended March 31, 1997, the
     ---------------------
Intermediate Bond and Short-Intermediate U.S. Government Income Funds did not pay any brokerage commissions.

     For the year ended December 31, 1997, the U.S. Government Income Fund did not pay any brokerage commissions. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     For the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995, and May 31, 1994, the predecessor portfolio of the Intermediate Bond Fund did not pay any brokerage commissions.

     For the period ended September 30, 1996 and the years ended December 31, 1995 and 1994, the Short-Intermediate U.S. Government Income Fund did not pay any brokerage commissions.

     For the years ended December 31, 1996 and December 31, 1995, the U.S. Government Income predecessor portfolio did not pay any brokerage commissions.

     Securities of Regular Broker/Dealers.  As of March 31, 1997, each Fund
     ------------------------------------
owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents, as follows:


   Fund                                                   Brokers/Dealers                        Amount
   ----                                          ---------------------------------  --------------------------------
Intermediate Bond Fund                           Goldman Sachs & Co.                                      $1,943,000

Short-Intermediate U.S. Government               Goldman Sachs & Co.                                      $1,211,000
  Income Fund                                    JP Morgan Securities                                     $2,600,000

U.S. Government Income Fund*                     Goldman Sachs & Co.                                      $1,045,000
                                                 Morgan Stanley                                           $3,889,000

_______________

*    As of December 31, 1997.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to each Fund, rather than to the Company as a whole. Accordingly, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term a Fund held the debt obligation.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Foreign Taxes.  Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed a Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of a Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if a Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

     Other Distributions.  Although dividends will be declared daily based on
     -------------------
each Fund's daily earnings, for federal income tax purposes, a Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed a Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

     The Funds are three of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of the Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below, as of April 1, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Institutional Class Shares of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.


                       5% OWNERSHIP AS OF APRIL 1, 1998
                       --------------------------------

                                                          TYPE OF         PERCENTAGE       PERCENTAGE
     FUND                 NAME AND ADDRESS               OWNERSHIP         OF CLASS       OF PORTFOLIO
---------------  ----------------------------------  -----------------  ---------------  --------------
INTERMEDIATE     VIRG. & CO.                         INSTITUTIONAL               47.32%          32.54%
BOND FUND        ATTN: MF DEPT A88-4                 CLASS
                 P.O. BOX 9800                       RECORD HOLDER
                 CALABASAS, CA  91372

                 HEP & CO.                           INSTITUTIONAL               50.34%          34.62%
                 ATTN:  MF DEPT A88-4                CLASS
                 P.O. BOX 9800                       RECORD HOLDER
                 MAC 9139-027
                 CALABASAS, CA  91302


                                                          TYPE OF         PERCENTAGE       PERCENTAGE
     FUND                 NAME AND ADDRESS               OWNERSHIP         OF CLASS       OF PORTFOLIO
---------------  ----------------------------------  -----------------  ---------------  --------------
SHORT-INTERMEDI  WELLS FARGO BANK, TTEE              INSTITUTIONAL               10.50%           6.70%
ATE U.S.         CHOICEMASTER                        CLASS
GOVERNMENT       P.O. BOX 9800                       RECORD HOLDER
INCOME           CALABASAS, CA  91372-0800
FUND

                 DIM & CO.                           INSTITUTIONAL               47.96%          30.62%
                 ATTN: MF DEPT. A88-4                CLASS
                 P.O. BOX 9800                       RECORD HOLDER
                 CALABASAS, CA  91372-0800

                 VIRG & CO                           INSTITUTIONAL               23.59%          15.06%
                 ATTN: MF DEPT. A88-4                CLASS
                 P.O. BOX 9800                       RECORD HOLDER
                 CALABASAS, CA  91372-0800

                 HEP & CO                            INSTITUTIONAL               14.61%           9.32%
                 ATTN:  MF DEPT. A88-4               CLASS
                 P.O. BOX 9800 MAC 9139-027          RECORD HOLDER
                 CALABASAS, CA  91302

U.S.             WELLS FARGO BANK, TTEE              INSTITUTIONAL                5.04%       N/A
GOVERNMENT       FBO CHOICEMASTER                    CLASS
ICOME FUND       ATTN:  MUTUAL FUNDS                 BENEFICIALLY
                 P.O. BOX 9800                       OWNED
                 CALABASAS, CA  91372-0800

                                                          TYPE OF         PERCENTAGE       PERCENTAGE
     FUND                 NAME AND ADDRESS               OWNERSHIP         OF CLASS       OF PORTFOLIO
---------------  ----------------------------------  -----------------  ---------------  --------------
                 Dim & Co.                           Institutional               28.78%       N/A
                 Attn: MF Dept. A88-4                Class
                 P.O. Box 9800                       Record Holder
                 Calabasas, CA  91372-0800

                 Virg & Co                                                       34.39%       N/A
                 Attn: MF Dept. A88-4                Institutional
                 P.O. Box 9800                       Class
                 Calabasas, CA  91372-0800           Record Holder

                 Hep & Co                                                        10.63%       N/A
                 Attn:  MF Dept. A88-4
                 P.O. Box 9800 MAC 9139-027          Institutional
                 Calabasas, CA  91302                Class
                                                     Record Holder


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' report for the U.S. Government Income Fund for the year ended December 31, 1997, are hereby incorporated by reference to the Annual Reports as filed with the SEC on March 3, 1998.

     The portfolio of investments and unaudited financial statements for the Intermediate Bond and Short-Intermediate U.S. Government Income Funds for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.



     The portfolio of investments, audited financial statements and independent auditors report for the Intermediate Bond and Short-Intermediate U.S. Government Income Funds for the six-month period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.



     Annual and Semi-Annual Reports may be obtained by calling 1-800-260-5969.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

                                      A-l

     S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.
                          Telephone:  1-800-222-8222
                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated May 1, 1998

                          OVERLAND EXPRESS SWEEP FUND

Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about a fund in the Stagecoach Family of Funds (the "Fund") -- the OVERLAND EXPRESS SWEEP FUND.

This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated May 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                      Page

Historical Fund Information..........................................    1
Investment Restrictions..............................................    1
Additional Permitted Investment Activities...........................    3
Risk Factors.........................................................    5
Management...........................................................    6
Performance Calculations.............................................   14
Determination of Net Asset Value.....................................   19
Additional Purchase and Redemption Information.......................   20
Portfolio Transactions...............................................   21
Fund Expenses........................................................   22
Federal Income Taxes.................................................   23
Capital Stock........................................................   27
Other................................................................   28
Independent Auditors.................................................   28
Financial Information................................................   29
Appendix.............................................................  A-1

                          HISTORICAL FUND INFORMATION

The Overland Express Sweep Fund was originally organized on October 1, 1991, as the Overland Sweep Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to a newly created Fund of the Company named the "Overland Express Sweep Fund." Prior to December 12, 1997, the effective date of the Consolidation, the Company's Fund had only minimal assets and liabilities. Upon completion of the Consolidation, the Company's Fund assumed the assets and stated liabilities of the predecessor Overland portfolio. Prior to the Consolidation, the predecessor portfolio pursued its investment objective by investing all of its assets in the Cash Investment Trust Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"). The Fund now invests directly in a portfolio of securities and does not invest in a corresponding Master Portfolio.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Policies
-------------------------------

The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by a vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

The Overland Express Sweep Fund may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its respective total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, and (ii) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

(2) purchase or sell real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

(3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

(4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

(5)  make investments for the purpose of exercising control or management;

(6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of their respective net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of their respective net assets (but investments may not be purchased while any such borrowing in excess of 5% of their respective net assets exists);

(7) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity; nor

(8) make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering.

Non-Fundamental Investment Policies
-----------------------------------

The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.

(1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

(2) The Fund may not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

(4) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

Set forth below are descriptions of certain investments and additional investment policies for the Fund.

Floating- and Variable-Rate Instruments
---------------------------------------

Certain of the debt instruments in which the Fund may invest may bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in pools of floating- and variable-rate instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

Foreign Obligations
-------------------

The Fund may invest a portion of its assets (no more than 5%) in obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

Illiquid Securities
-------------------

The Fund may hold up to 10% of its assets in securities not registered under the Securities Act of 1933 and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

Letters of Credit
-----------------

Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations in which the Fund is permitted to invest may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted high-quality investments of the Fund.

Money Market Instruments
------------------------

Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) (U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (c) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Ratings Group ("S&P"), or, if unrated, by comparable qualify as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment; (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.

Other Investment Companies
--------------------------

The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

Repurchase Agreements
---------------------

The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other securities that are permissible investments for the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months. However, the term of any repurchase agreement on behalf of the Fund will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the market value of it's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and/or illiquid securities. The Fund will enter into repurchase agreements only with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors of the Company and that are not affiliated with Wells Fargo Bank. The Fund, subject to the conditions described above, may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

Unrated Investments
-------------------

The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as investment Advisor, such obligations are of comparable quality to other high-quality investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires an immediate sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations
---------------------------

U.S. Government obligations include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States, as with Treasury bills, or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market increase rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.

                                 RISK FACTORS

Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there is no assurance that the Fund will achieve its investment objective.

The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund seeks to reduce risk by investing in securities of various issuers and will comply with 1940 Act and Internal Revenue Code of 1986 (the "Code") diversification requirements.

Since its inception, the Fund has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment policies of the Fund's investment advisor, Wells Fargo, have always prohibited the purchase of many types of floating rate instruments commonly referred to as "derivatives" that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the
Fund:

        * capped floaters (on which interest is not paid when market rates move above a certain level);

        * leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

        * range floaters (which do not pay any interest if market interest rates move outside of a specified range);

        * dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

        * inverse floaters (which reset in the opposite direction of their index).

Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating rate instruments that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

                                  MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                                      Principal Occupations
Name, Age and Address                          Position                               During Past 5 Years
---------------------                          --------                               ---------------------
Jack S. Euphrat, 75
415 Walsh Road
Atherton, CA 94027                             Director                               Private Investor.

*R. Greg Feltus, 46                            Director,                              Executive Vice President of Stephens Inc.;
                                               Chairman and                           President of Stephens Insurance Services Inc.;
                                               President                              Senior Vice President of Stephens Sports
                                                                                      Management Inc.; and President of Investor
                                                                                      Brokerage Insurance Inc.

Thomas S. Goho, 55                                                                    Associate Professor of Finance of the School
321 Beechcliff Court                                                                  of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                       Director                               University since 1982.

Peter Gordon, 54
Crystal Geyser Water Co.                                                              Chairman and Co-Founder of Crystal Geyser
55 Francisco Street                                                                   Water Company and President of Crystal Geyser
San Francisco, CA  94133                       Director                               Roxane Water Company since 1977.

Joseph N. Hankin, 57                                                                  President of Westchester Community College
75 Grasslands Road                                                                    since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                            Director                               University Teachers College since 1976.

*W. Rodney Hughes, 71
31 Dellwood Court
San Rafael, CA 94901                           Director                               Private Investor.

*J. Tucker Morse, 53                                                                  Private Investor; Chairman of Home Account
4 Beaufain Street                                                                     Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                           Director                               of Renaissance Properties Ltd.; President of
                                                                                      Morse Investment Corporation; and Co-Managing
                                                                                      Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                      Chief Operating                        Vice President of Stephens Inc.; Director of
                                               Officer,                               Stephens Sports Management Inc.; and
                                               Secretary and                          Director of Capo Inc.
                                               Treasurer

                              Compensation Table

                           Year Ended March 31, 1998

                                                                         Total Compensation
                                  Aggregate Compensation                   from Registrant
  Name and Position                  from Registrant                       and Fund Complex
  -----------------               ----------------------                 -------------------

Jack S. Euphrat
   Director                            $25,750                                 $34,500


R. Greg Feltus
   Director                            $  0                                    $  0

Thomas S. Goho
   Director                            $25,750                                 $34,500

Peter G. Gordon
   Director                            $24,250                                 $30,500

Joseph N. Hankin
   Director                            $25,750                                 $34,500

W. Rodney Hughes
   Director                            $25,250                                 $33,000

Robert M. Joses
   Director                            $ 1,500                                 $ 4,000

J. Tucker Morse
   Director                            $25,250                                 $33,000

As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express

Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

Investment Advisor. Wells Fargo Bank provides investment advisory services to the Fund. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.45% of the Fund's average daily net assets.

For the year ended December 31, 1997, the Fund paid to Wells Fargo Bank $5,540,534 in advisory fees and Wells Fargo Bank did not waive any advisory fees. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

Prior to the Consolidation, the predecessor portfolio invested all of its assets in the Master Portfolio of MIT and did not retain an investment advisor. Wells Fargo Bank served as Investment Advisor to the Master Portfolio in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.25% of the Master Portfolio's average daily net assets. For the periods indicated below, the Master Portfolio paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                         Year Ended                           Year Ended
                          12/31/96                             12/31/95
                         ----------                           ----------

                  Fees Paid     Fees Waived           Fees Paid        Fees Waived
                  ---------     -----------           ---------        -----------
                  $3,310,083       $0                 $1,902,572       $255,082

General. The Fund's Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

Administrator and Co-Administrator. The Company has retained Wells Fargo Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of the Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02%, respectively, of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

Prior to the Consolidation, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland predecessor portfolio under substantially similar terms as those described above.

For the period indicated below, the Fund paid to Wells Fargo Bank and Stephens the dollar amounts in administration and co-administration fees indicated below. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

                                  Year Ended
                                   12/31/97
                                 -----------
             Total               Wells Fargo           Stephens
          ----------             -----------           --------
          $1,211,007               $242,201            $968,806


Prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank. Stephens was entitled to receive for its services a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.

For the periods indicated below, the Overland predecessor portfolio paid the following dollar amounts to Stephens for administration fees:

                    Year Ended           Year Ended
                     12/31/96             12/31/95
                   ------------         ------------
                     $317,668             $215,624

Distributor. Stephens (the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

Under the Plan and pursuant to the Distribution Agreement, the Fund may pay Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at the annual rate of up to 0.30% of the Fund's average daily net assets attributable to its shares.

The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Prior to the Consolidation, the predecessor portfolio had adopted a Distribution Plan on behalf of its shares providing for payment to the Distributor of up to 0.55% of the predecessor portfolio's average daily net assets.

For the year ended December 31, 1997, the Fund's Distributor received the fees indicated below for distribution-related services, as set forth below, under the Fund's Plan. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

                                                             Compensation
                       Printing &            Marketing            to
         Total     Mailing Prospectus        Brochures       Underwriters
         -----     ------------------        ---------       ------------
      $11,332,851          N/A                   N/A         $11,326,189

For the year ended December 31, 1997, Wells Fargo Securities, Inc. and its registered representatives did not receive any compensation under the Plan.

General.  The Plan will continue in effect from year to year if such continuance
-------
is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Non-Interested Directors.
Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund's shares or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the customers that the Fund's shares are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

Shareholder Servicing Agent. The Fund has approved a Servicing Plan and has entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of its shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.30%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related form of shareholder servicing agreement were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

For the year ended December 31, 1997, the Fund paid to Wells Fargo Bank or its affiliates $6,951,112 in shareholder servicing fees. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

General.  The Servicing Plan will continue in effect from year to year if such
-------
continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plan and related Servicing Agreement may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

Custodian. Wells Fargo Bank acts as Custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio.

For the year ended December 31, 1996, the predecessor portfolio did not pay any custody fees to Wells Fargo Bank. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

Transfer and Dividend Disbursing Agent. Wells Fargo Bank acts as Transfer and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets.

Under a prior transfer agency agreement with the predecessor portfolio, Wells Fargo Bank was entitled to receive a base fee and per-account fees.

For the year ended December 31, 1997, the Fund paid $510,100 in compensation for transfer and dividend disbursing agency services to Wells Fargo Bank. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

Underwriting Commissions. Front-end sales loads and contingent-deferred sales charges are not assessed in connection with the purchase and redemption of the Fund's shares. Therefore no underwriting commissions are paid to Stephens as the Fund's Distributor.

                           PERFORMANCE CALCULATIONS

The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Performance information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The performance of the Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

Performance information shown or advertised for the Fund for periods prior to December 12, 1997, reflects the performance of the Overland predecessor portfolio.

Total Return: The Fund may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

Average Annual Total Return for the Applicable Period Ended December 31, 1997
-----------------------------------------------------------------------------


                                    10/1/91           Five       Three         One
                                   Inception          Year        Year         Year
                                   ---------          ----       -----         ----
Overland Express Sweep Fund          3.54%            3.72%       4.52%        4.47%

Cumulative Total Return: In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

Cumulative Total Return for the Applicable Period Ended December 31, 1997
-------------------------------------------------------------------------

                                    10/1/91      Five       Three
                                   Inception     Year        Year
                                   ---------     ----       -----
Overland Express Sweep Fund          24.29%      20.06%      14.19%

Yield Calculations: The Fund may, from time to time, include its yields and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)/6/ -1]
                                     -----
                                       Cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Effective Yield: Effective yields for the Fund are based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1

            Yield for the Applicable Period Ended December 31, 1997

                                                           Seven-Day
                                            Seven-Day      Effective
                                              Yield          Yield
                                            ---------      ---------
Overland Express Sweep Fund                   4.58%           4.69%

From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the performance or price-earning ratio of the Fund in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

Any such comparisons may be useful to investors who wish to compare past performance of the Fund with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the
Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.

The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

Net asset value per share for the Fund is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund may be purchased on any day the Fund is open for business. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

Wells Fargo Bank, as Investment Advisor of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

Brokerage Commissions. For the year ended December 31, 1997, the Fund paid $0 in brokerage commissions. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

For the year ended December 31, 1996, the predecessor portfolio and the Master Portfolio did not pay brokerage commissions.

Securities of Regular Broker/Dealers.  As of December 31, 1997, the Fund owned
------------------------------------
securities (pooled repurchase agreements) of its "regular brokers or dealers" or their parents, as defined in the 1940 Act as follows:

               Broker/Dealers                      Amount
               --------------                      ------
            Goldman Sachs & Co.                 $337,717,806
            Morgan Stanley                      $180,959,850
            J.P. Morgan Securities              $ 10,000,000
            Merril Lynch                        $114,407,178

Portfolio Turnover.  The portfolio turnover rate is not a limiting factor when
------------------
Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on it's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the

Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning income taxes.

General.  The Company intends to qualify the Fund as a regulated investment
-------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to the Fund, rather than to the Company as a whole. Accordingly, net capital gain, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

The Fund must also distribute or be deemed to distribute to their shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund (other
----------
than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Taxation of Fund Investments.  Except as provided herein, gains and losses on
----------------------------
the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

Capital Gain Distributions.  Distributions which are designated by the Fund as
--------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least
28%.

Other Distributions.  Although dividends will be declared daily based on the
-------------------
Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

Disposition of Fund Shares.  A disposition of Fund shares pursuant to redemption
--------------------------
(including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Federal Income Tax Rates.  As of the printing of this SAI, the maximum
------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is

28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Backup Withholding.  The Company may be required to withhold, subject to certain
------------------
exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) are generally not subject to backup withholding.

Foreign Shareholders.  Under the Code, distributions of net investment income by
--------------------
the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

New Regulations.  On October 6, 1997, the Treasury Department issued new
---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

Other Matters.  Investors should be aware that the investments to be made by the
-------------
Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

Each share represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus are fully paid and non-assessable by the Company.

Set forth below, as of April 1, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Fund. [TO BE UPDATED]



                       5% OWNERSHIP AS OF APRIL 1, 1998
                                                            Class; Type            Percentage
Fund                     Name and Address                   of Ownership            of Fund
----                     ----------------                   ------------           ----------
OVERLAND                 WFB-Wholesale Sweep                 Single Class            100.00%
EXPRESS SWEEP            3440 Walnut Avenue, Building B      Record Holder
FUND                     Attn:  Mimi Johnson, MAC 0247-018
                         Fremont, CA  94538-2210



                                     OTHER

The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION



The portfolio of investments, unaudited financial statements and independent auditors' report for the Fund for the year ended December 31, 1997, are hereby incorporated by reference to the Annual Reports as filed with the SEC on March 3, 1998.

Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

Moody's: The two highest ratings for corporate bonds are "Aaa" and "Aa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Moody's applies numerical modifiers: 1, 2 and 3 in the "Aa" category in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P: The two highest ratings for corporate bonds are "AAA" and "AA." Bonds rated "AAA" have the "highest ratings" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." The ratings in the "AA" category may be modified by the addition of a plus or minus sign to show relative standing within the category.

Commercial Paper

Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations."

S&P: The "A-1" rating for corporate commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                             STAGECOACH FUNDS, INC.
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 1998

                              ARIZONA TAX-FREE FUND
                          CALIFORNIA TAX-FREE BOND FUND
                         CALIFORNIA TAX-FREE INCOME FUND
                             NATIONAL TAX-FREE FUND
                              OREGON TAX-FREE FUND
                        SHORT-TERM MUNICIPAL INCOME FUND

                          CLASS A, CLASS B AND CLASS C


         Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six funds (each, a "Fund" and collectively, the "Funds") in the Stagecoach Family of Funds -- the ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND, CALIFORNIA TAX-FREE INCOME, NATIONAL TAX-FREE, OREGON TAX-FREE and SHORT-TERM MUNICIPAL INCOME FUNDS (sometimes, collectively, the "Tax-Free Funds"). The California Tax-Free Income and Short-Term Municipal Income Funds each offer a single class of shares that is sometimes referred to as the "Class A shares." Each of the other Funds offers Class A and Class B shares. The California Tax-Free Bond and National Tax-Free Funds also offer Class C shares. This SAI relates to all such classes of shares.

         This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 1998, as supplemented. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.


                                TABLE OF CONTENTS
                                                                                      Page
                                                                                      ----
Historical Fund Information.......................................................      1

Investment Restrictions...........................................................      1

Additional Permitted Investment Activities........................................      7

Risk Factors......................................................................     20

Special Considerations Affecting Arizona Municipal Obligations....................     22

Special Considerations Affecting California Municipal Obligations.................     24

Special Considerations Affecting Oregon Municipal Obligations.....................     27

Management........................................................................     33

Performance Calculations..........................................................     51

Determination of Net Asset Value..................................................     61

Additional Purchase and Redemption Information....................................     61

Portfolio Transactions............................................................     62

Fund Expenses.....................................................................     64

Federal Income Taxes..............................................................     65

Capital Stock.....................................................................     72

Other    .........................................................................     77

Independent Auditors..............................................................     77

Financial Information.............................................................     77

Appendix .........................................................................    A-1


                           HISTORICAL FUND INFORMATION

         The California Tax-Free Bond and California Tax-Free Income Funds (sometimes referred to as the "California Funds") were originally organized as funds of the Company. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the California Tax-Free Bond of the Company (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Class A shares and the Class D shares of the Overland Fund commenced operations on October 6, 1988 and July 1, 1993, respectively. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's California Tax-Free Bond Fund.

         The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust ("Westcore") under the names Arizona Intermediate Tax-Free, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. On October 1, 1995, the Funds were reorganized as the Pacifica Arizona Tax-Exempt Fund, Oregon Tax-Exempt Fund and National Tax-Exempt Fund, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Arizona Tax-Exempt Fund, National Tax-Exempt Fund and Oregon Tax-Exempt Fund of Pacifica were reorganized as the Company's National Tax-Free Fund, Oregon Tax-Free Fund and Arizona Tax-Free Fund, respectively.

         The Company's Short-Term Municipal Income Fund was originally organized on June 3, 1994, as the Short-Term Municipal Income Fund of Overland. The Overland Fund is sometimes referred to herein as a "predecessor portfolio". On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the Consolidation, the Fund had only nominal assets. Prior to the Consolidation, the Short-Term Municipal Income predecessor portfolio pursued its investment objective by investing all of its assets in a separate Master Portfolio ("Master Portfolio") of Master Investment Trust ("MIT") with the same investment objective as the corresponding predecessor portfolio. The Fund now invests directly in a portfolio of securities and does not invest in a corresponding Master Portfolio.

                            INVESTMENT RESTRICTIONS

         Fundamental Investment Policies
         -------------------------------

         Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Arizona Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund may not:

         (1) purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Oregon Tax-Free Fund may enter into futures contracts and related options;

         (2) purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

         (3) purchase securities of companies for the purpose of exercising control;

         (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

         (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting;

         (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options;

         (7) borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

         (8) purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options;

         (9) invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable; nor

        (10) make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

The Arizona Tax-Free Fund may not:

         (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

         (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The National Tax-Free Fund may not:

         (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

         (2) purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

The Oregon Tax-Free Fund may not:

         (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

         (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The California Tax-Free Bond Fund may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers) and
(ii) obligations of the United States Government, its agencies or instrumentalities;

         (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

         (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to the Fund and except for margin payments in connection with options, futures and options on futures or make short sales of securities;

         (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (5) make investments for the purpose of exercising control or management;

         (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); nor

         (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The California Tax-Free Income Fund may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and
(ii) obligations of the United States Government, its agencies or instrumentalities;

         (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

         (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

         (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (5) make investments for the purpose of exercising control or management;

         (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

         (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

         (8) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

The Short-Term Municipal Income Fund may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to: (a) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); and provided further that there is no limitation with respect to investments by the Fund in securities issued by registered investment companies;

         (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

         (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

         (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (5) make investments for the purpose of exercising control or management;

         (6) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

         (7) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists);

         (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

         (9) lend its portfolio securities having a value that exceeds 50% of the current value of their total assets, provided that, for purposes of this restriction, the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering will not be subject to this restriction. The Fund does not intend to make loans of its portfolio securities during the coming year.

         Non-Fundamental Investment Policies
         -----------------------------------

         Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

         (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

         (2) Each Fund may not invest or hold more than 15% net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

         (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

         (4) The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of 30% of the Fund's total assets. The California Tax-Free Bond, California Tax-Free Income and Short-Term Municipal Income Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         Set forth below are descriptions of certain investments and additional investment policies for the Funds.

         Asset-Backed Securities
         -----------------------

         The Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         Bank Obligations
         ----------------

         The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Bonds
         -----

         Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

         Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

         The Short-Term Municipal Income Fund and California Tax-Free Income Fund may invest in variable-rate instruments with a maximum final maturity of up to 30 years, provided the period remaining until the next readjustment of the instrument's interest rate, or the period remaining until the principal amount can be recovered through demand, is less than 5 years.

         Commercial Paper
         ----------------

         The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

         Other Derivative Securities
         ---------------------------

         The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices of financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuers to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market value may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured of derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

         Floating- and Variable-Rate Obligations
         ---------------------------------------

         The Funds may purchase floating- and variable-rate obligations as described in the Prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

         Floating- and variable-rate demand instruments acquired by the Arizona, National and Oregon Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

         Forward Commitments, When-Issued Purchases and Delayed-Delivery
         ---------------------------------------------------------------
         Transactions
         ------------

         Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

         Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

         Illiquid Securities
         -------------------

         The Funds each will not knowingly invest more than 15% (10% for the California Tax-Free Bond Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the Advisor, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act.

         Letters of Credit
         -----------------

         Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

         Loans of Portfolio Securities
         -----------------------------

         The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

         Municipal Obligations
         ---------------------

         The Funds may invest in municipal obligations issued by governmental entities to obtain funds for various public purposes. These purposes may include the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Each Fund, subject to its respective investment objective and policies, is not limited with respect to which category of municipal bonds it may acquire. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

         The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

         There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

         The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

         Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private user. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

         The Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

         TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

         BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         Municipal Lease Obligations. The Funds may invest in municipal lease obligations. The Advisor makes determinations concerning the liquidity of a municipal lease obligation based on relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

         Certificates of Participation. The Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

         Pass-Through Obligations. Certain of the debt obligations which the Funds may purchase may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Funds. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Funds' investment Advisor nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

         For a further discussion of factors affecting purchases of municipal obligations by the State Tax-Free Funds, see "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and, "Special Considerations Affecting Oregon Municipal Securities" in this SAI.

         Stand-By Commitments. The Funds may acquire stand-by commitments with respect to municipal obligations held by such Funds. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

         Each of the Funds expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         Each of the Funds intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         Each of these Funds intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

         Tax Status. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Arizona, California and Oregon obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Arizona, California and Oregon obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Ratings of Municipal Securities. The Funds may invest in municipal bonds rated at the date of purchase "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by; Standard & Poor's Ratings Group ("S&P"), or unrated bonds that are considered by the investment Advisor to be of comparable quality. Bonds rated "Baa" and "BBB" have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.

         The highest rating assigned by S&P is "AAA" for state and municipal bonds, "SP-1" for state and municipal notes, and "A-1" for state and municipal paper. The highest rating assigned by Moody's is "Aaa," "MIG 1," and "Prime-1" for state and municipal bonds, notes and commercial paper, respectively. These instruments are judged to be the best quality and present minimal risks and a strong capacity for repayment of principal and interest. If a municipal security ceases to be rated or is downgraded below an investment grade rating after purchase by the Fund, it may retain or dispose of such security. In any event, the Short-Term Municipal Income Fund does not intend to purchase or retain any municipal security that is rated below the top four rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), or, if unrated, is considered by the investment Advisor to be of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. A description of ratings is contained in the Appendix to the SAI.

         The Funds may invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by the investment Advisor to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

         The Funds may invest in municipal commercial paper rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by the investment Advisor to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

         In the event a security purchased by a Fund is downgraded below investment grade, the Fund may retain such security, although the Fund may not have more than 5% of its assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to the Funds' SAI.

         Other Investment Companies
         --------------------------

         The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

         Taxable Investments
         -------------------

         Pending the investment of proceeds from the sale of shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment Advisor, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not, from the State Tax-Free Funds, from a respective state's personal income tax, or the following taxable high--quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

         Such temporary investments would most likely be made for cash management purposes or when there is an unexpected or abnormal level of investor purchases or redemptions of shares of the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.

         Repurchase Agreements. The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Borrowing and Reverse Repurchase Agreements. The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Unrated Investments
         -------------------

         The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Fund. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by these Funds. Neither event will require a sale of such security by the Funds. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

         U.S. Government Obligations
         ---------------------------

         The Funds may invest in various types of U.S. Government obligations in accordance with the policies described in each Fund's Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

         Warrants
         --------

         Although they have no present intention to do so, the Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

         Nationally Recognized Statistical Ratings Organizations
         -------------------------------------------------------

         The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

         Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

         The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

         The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

         Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

         Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's Advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the Advisor's intent in using the derivatives.

         Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

         Each Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. To the extent that such a Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

         Each state Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

         The concentration of the state Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

         The state Funds have constitutional and/or statutory restrictions that affect government revenues. Because of the nature of the various restrictions, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these restrictions and related measures on the ability of governmental issuers in Oregon and Arizona to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

         In addition to the risk of nonpayment of state and local governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are a number of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for Arizona Obligations, California Obligations and Oregon Obligations and the market price of such bonds may therefore be volatile. If any of the State Tax-Free Funds were forced to sell a large volume of Arizona Obligations, California Obligations or Oregon Obligations for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely affect the value of such Fund's portfolio.

         There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.


         SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

         The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

         There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

         There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions over time.

         Arizona state government general fund revenue growth in fiscal year 1997 is forecast to increase by 7.8% over fiscal year 1996. The 4.9% adjusted projected increase in sales tax revenue, adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1997 with a total general fund balance of approximately $756 million. The amount of this balance is approximately 15.4% of total general fund expenditures for fiscal year 1997. Included in the total balance is a general fund ending balance of approximately $509 million, and a budget stabilization ("rainy day") fund balance of approximately $247 million. The total general fund balance at the end of fiscal year 1998 is projected to be approximately $779 million.

         Additionally, the 1997 legislature enacted a $110 million income tax reduction package, in addition to a $200 million property tax reduction package enacted in 1996, and an income tax reduction of $200 million enacted in 1995. There may be additional legislative activity during 1998 in the area of tax reform and school finance, and the 1998 general election ballot may include one or more questions related to these issues and the State's tax structure generally. The outcomes of any legislative actions or election issues of this nature may adversely affect State fund balances and fiscal conditions.

         Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.

        SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

         The concentration of the California Tax-Free Bond and California Tax-Free Income Funds in securities issued by governmental units of only one state exposes the Funds to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

         The California Economy and General Information. From mid-1990 to late
         ----------------------------------------------
1993, the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly that related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

         The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak on June 30, 1993.

         The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aaa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AAA" to "A."

         However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and 400,000 additional jobs were created between the fourth quarter of 1996 and the fourth quarter of 1997. Some analysts project this trend to continue through the rest of the decade. Because of the improving economy and California's fiscal austerity, the state has had operating surpluses for its past five consecutive fiscal years through 1996-97. In addition, the SFEU is projected to have a positive balance of approximately $553 million as of June 30, 1998. Also, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

         Local Governments. On December 6, 1994, Orange County, California,
         -----------------
became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy. As of October 31, 1997, the county's investment rating by Standard & Poors was "B".

         On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California, causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long-term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $460 million in the 1997-98 fiscal year.

         Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

         State Finances. California tax revenues and other income are segregated
         --------------
into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed, for budgeting and accounting purposes, an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund to show the total moneys then available for General Fund purposes.

         Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

         Changes in California Constitutional and Other Laws. In 1978,
         ---------------------------------------------------
California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

         In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which requires in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval. In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the state's Constitution. Proposition 218 generally requires voter approval of most tax or fee increases by local governments and curtails local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. It remains to be seen what impact these Articles will have on the ability of obligors to make payments on existing and future California security obligations.

         Other Information. Certain debt obligations held by the Funds may be
         -----------------
obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

         Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

         There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                      * * *

         The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


          SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS

         The concentration of the Oregon Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         State Bonds and Revenues. As of December 1, 1997, $3.06 billion
         ------------------------
(rounded) in general obligation bonds issued by the State of Oregon and its agencies were outstanding, including $119.8 million (rounded) in general obligation bonds supported by the budget for the State's general fund and $2.94 billion (rounded) of self-supporting general obligation bonds. The State's self-supporting general obligation bonds include $2.20 billion (rounded) of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

         In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

         Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1997-99 biennium, approximately 97.0% of the State's revenues for the 1997-99 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's December 1, 1997 economic and revenue forecast predicts that State General Fund revenues for the 1997-99 biennium will exceed the legislatively approved budget forecast by approximately $252.4 million (or approximately 3.0%).

         The Economy.  The following is a summary of a portion of the December
         -----------
1, 1997 quarterly Economic and Revenue Forecast prepared by the State as required by ORS 291.342.



         Slowed by strikes in transportation services and health services, Oregon's job growth rate dropped to its slowest pace in 5-1/2 years in the third quarter of 1997. However, despite the weaker overall numbers, the state's high technology and construction sectors continued to grow at impressive rates.

         Although Oregon's outlook has changed little from the September forecast, downside risks have clearly increased with volatility in worldwide financial markets and the likelihood of slower growth in important Asian markets. Nevertheless, a very likely scenario is a continuation of the modest declaration that has taken place over the past year. Growth is expected to be led by further expansion of the state's high technology manufacturing industries and their suppliers along with additional gains in transportation equipment manufacturing. Expansion of these manufacturing sectors is expected to translate into job creation in the service-producing sectors. The construction sector is expected to level off after four years of extremely rapid growth, thereby slowing the state's overall growth rate.

         A pattern of slowing growth is expected for both personal income and employment. Total non-farm wage and salary employment is projected to increase
3.5 percent for 1997 as a whole, down from 4.0 percent in 1996. Job growth is expected to slow further to 2.6 percent in 1998. Personal income is expected to grow a projected 6.7 percent for 1997 and 5.6 percent for 1998. Inflation-adjusted income is expected to increase 3.7 percent in 1998, down from 4.9 percent in 1996 and a projected 4.6 percent in 1997. The state's population is forecast to increase 1.6 percent in 1998, up slightly from an estimated 1.5 percent in 1997.

         Instability among Asian economies is likely to impact Oregon's economy for two reasons. First, Asian markets are important for many Oregon exporters. Five of Oregon's top six export markets in 1996 were in Asia. They include Japan
(1st), South Korea (3rd), Singapore (4th), Hong Kong (5th) and Taiwan (6th). If weakness spreads throughout the Asian economies, Oregon will be affected across a broad spectrum of industries. Second, high technology industries have close links with Asia both in terms of markets and production. The large presence of high technology manufacturing, particularly semiconductor production, makes Oregon more sensitive to slower growth in Asia than other states.

         The Western states are expected by some analysts to continue to lead the nation in economic growth into the next decade. Oregon should benefit from the expanding markets and overall in-migration associated with a high growth regional environment. Although Oregon's overall growth rate over the next seven years is expected to be slightly less than the previous seven year period, the outlook is highly favorable compared to most similar length periods in the state's post-World War II history.

         Recent Environmental Developments. In 1991 and 1992, in response to
         ---------------------------------
concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

         Recent Developments Affecting Government Revenues. Ballot Measure 5.
         -------------------------------------------------
Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

         The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

         The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

         Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1997 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school district operating revenues.

         Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 50, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

         Ballot Measure 50. The 1997 Legislative Assembly referred to Oregon
         -----------------
voters, and the voters approved at the May 20, 1997, special election, a constitutional amendment ("Measure 50") that replaced the property tax limitations imposed by a voter initiative approved at the November 5, 1996, general election ("Measure 47"). Measure 50 repealed Measure 47 and replaced it with new ad valorem property tax limitations similar to those which would have been required to be enacted under Measure 47. Measure

50 limits the assessed value for the tax year 1997-98 to its 1995-96 "real market value," less ten percent. In implementing Measure 50, the Oregon Legislature also ordered a 17% reduction in 1997-98 in operating tax levies (which amounts vary by government entity). Thereafter, Measure 50 limits the valuation growth of property assessments on each unit of property to three percent per year for future tax years. Measure 50 preserves the general limitations on property tax rates of $5 per $1,000 for public education and $10 per $1,000 for all other governmental services. Measure 50 also requires that any new property taxes be approved by a majority of the voters in an election where at least 50% of eligible voters participate, except in the instance of a general election in even numbered years. In addition, Measure 50 requires voter approval of the use of fees, taxes, assessments or other charges as alternative funding sources to make up for revenue reductions caused by the amended property tax limits.

         Units of local government that levy and collect property taxes are most directly affected by Measure 50. The State does not levy or collect property taxes, but relies instead on state income taxes as the main source of revenue for the State's general fund. Therefore, Measure 50's main impact on the State will likely be to increase pressure on the Legislative Assembly to use State funds to replace revenues lost by local governments. Measure 50 requires the Legislative Assembly to replace the estimated $428 million in revenues that the public school system, including community colleges, is expected to lose in the 1997-99 biennium because of the property tax limitation. In this manner, Measure 50 may influence the State budgeting process.

         The Oregon Legislative Revenue Office has estimated that the total reduction in property tax revenues collected by local governments under Measure 50 will be approximately $389 million for the tax year 1997-98 and approximately $454 million for the tax year 1998-99. The first year of implementation is presently underway with the initial local property tax bills subject to Measure 50 being distributed in late November 1997. Until local governments and county tax assessors and collectors have significantly more practical experience with implementing and administering the property tax system under the guidelines and limitations of Measure 50 and its implementing legislation, the actual short term and long term financial effects of Measure 50 on local governments will be uncertain.

         One lawsuit has been filed challenging the process by which Measure 50 was referred from the legislature to the people for a vote as unconstitutional. The lawsuit was voluntarily dismissed, but the plaintiff is expected to refile an amended complaint. In addition, the Legislative Assembly has referred a constitutional amendment to Oregon voters for the May 1998 ballot which, if approved, would repeal Measure 50's requirement that new property taxes must be approved either in an election where at least 50% of eligible voters have participated or in a general election in an even numbered year.

         The Initiative Process. The Oregon Constitution reserves to the people
         ----------------------
of the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

         Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

         To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

         Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of December 1, 1997, no initiatives had qualified to be placed on the November 1998 general election ballot; however, a number of potential initiatives are in some stage of the process towards attempting to qualify to be placed on the November 1998 ballot. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 50." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

         It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

         Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 50 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes adopted relating to Measure 50 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.

         The Oregon Bond Market. There is a relatively small active market for
         ----------------------
municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.

                                  MANAGEMENT

         The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                     Principal Occupations
Name, Age and Address           Position             During Past 5 Years
---------------------           --------             -------------------
Jack S. Euphrat, 75             Director             Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46             Director, Chairman   Executive Vice President of Stephens Inc.;
                                and President        President of Stephens Insurance Services Inc.;
                                                     Senior Vice President of Stephens Sports
                                                     Management Inc.; and President of Investor
                                                     Brokerage Insurance Inc.

Thomas S. Goho, 55              Director             Associate Professor of Finance of the School of
321 Beechcliff Court                                 Business and Accounting at Wake Forest University
Winston-Salem, NC  27104                             since 1982.

Peter G. Gordon, 54             Director             Chairman and Co-Founder of Crystal Geyser Water
Crystal Geyser Water Co.                             Company and President of Crystal Geyser Roxane
55 Francisco Street                                  Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57            Director             President of Westchester Community College since
75 Grasslands Road                                   1971; Adjunct Professor of Columbia University
Valhalla, NY  10595                                  Teachers College since 1976.

*W. Rodney Hughes, 71           Director             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53            Director             Private Investor; Chairman of Home Account
4 Beaufain Street                                    Network, Inc. Real Estate Developer; Chairman of
Charleston, SC 29401                                 Renaissance Properties Ltd.; President of  Morse
                                                     Investment Corporation; and Co-Managing Partner of
                                                     Main Street Ventures.

Richard H. Blank, Jr., 41       Chief Operating      Vice President of Stephens Inc.; Director of
                                Officer, Secretary   Stephens Sports Management Inc.; and Director of
                                and Treasurer        Capo Inc.



                               Compensation Table
                            Year Ended March 31, 1998
                            -------------------------

                                                                 Total Compensation
                                Aggregate Compensation             from Registrant
     Name and Position             from Registrant                and Fund Complex
     -----------------          ----------------------           -------------------
      Jack S. Euphrat                  $25,750                         $34,500
          Director

       R. Greg Feltus                  $  0                            $  0
          Director

       Thomas S. Goho                  $25,750                         $34,500
          Director

      Peter G. Gordon                  $24,250                         $30,500
          Director

      Joseph N. Hankin                 $25,750                         $34,500
          Director

      W. Rodney Hughes                 $25,250                         $33,000
          Director

      Robert M. Joses                  $ 1,500                         $ 4,000
          Director

      J. Tucker Morse                  $25,250                         $33,000
          Director

         As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

         INVESTMENT ADVISOR. Wells Fargo Bank provides investment advisory services to the Funds. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

         As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                        Annual Rate
                    Fund                       (as percentage of net assets)
                    ----                        ----------------------------
           Arizona Tax-Free                               0.50%
           California Tax-Free Bond                       0.50%
           California Tax-Free Income                     0.50%
           National Tax-Free                              0.50%
           Oregon Tax-Free                                0.50%
           Short-Term Municipal Income                    0.50%

         For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                Six-Month
                                                              Period Ended
                                                                3/31/97
                                                              -------------
                     Fund                           Fees Paid             Fees Waived
                     ----                           ---------             -----------
           Arizona Tax-Free                        $        0            $ 52,838
           California Tax-Free Bond*               $1,259,094            $      0
           California Tax-Free Income              $   67,449            $144,315
           National Tax-Free                       $        0            $ 30,284
           Oregon Tax-Free                         $        0            $102,775
           Short-Term Municipal Income*            $        0            $115,283

---------------

* These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

         Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  The
         -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as Advisor to the Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds. As of September 6, 1996, Wells Fargo Bank became the Advisor to the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.

         For the period begun April 1, 1996 and ended September 5, 1996, the Pacifica predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                        Year Ended
                                         9/30/96
                                        -----------
          Fund                 Fees Paid        Fees Waived
          ----                 ---------        -----------
Arizona Tax-Free              $  22,457         $  98,300
National Tax-Free             $       0         $  67,463
Oregon Tax-Free               $ 173,249         $  57,377

         Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-Advisors to the predecessor portfolio of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as Advisor to the predecessor portfolio of the Oregon Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as Advisor to the predecessor portfolio of the Arizona Tax-Free Fund.

         For the periods indicated below, the prior Advisors were entitled to receive the following amounts in advisory fees and waived reimbursed fees in the indicated amounts. In 1995, the Funds changed their fiscal year from May 31 to September 30.

                                Four-Month
                               Period Ended                   Year Ended                    Year Ended
                                 9/30/95                       5/31/95                       5/31/94
                               ------------                   -----------                   -----------
                         Fees            Fees           Fees           Fees           Fees           Fees
            Fund         Paid           Waived          Paid          Waived          Paid          Waived
            ----         ----           ------          ----          ------          ----          ------
Arizona Tax-Free       $41,159          $66,373        $124,904       $166,803       $128,905       $172,383
National Tax-Free      $24,173          $68,667        $ 67,845       $145,244       $ 57,059       $141,590
Oregon Tax-Free        $84,999          $43,995        $256,430       $ 84,770       $269,574       $104,948


         California Tax-Free Bond and California Tax-Free Income Funds. For the
         -------------------------------------------------------------
periods indicated below, the California Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                        Nine-Month
                                       Period Ended               Year Ended                 Year Ended
                                         9/30/96                   12/31/95                   12/31/94
                                       -------------              -----------                -----------
                                     Fees         Fees         Fees          Fees        Fees         Fees
                    Fund             Paid        Waived        Paid         Waived       Paid        Waived
                    ----             ----        ------        ----         ------       ----        ------
    California Tax-Free Bond*     $1,276,667   $      0    $ 1,165,967    $ 248,047   $896,680    $   748,655
    California Tax-Free Income    $  281,991   $ 18,321    $   236,632    $  31,013   $      0    $   279,496

--------------------

* Indicates fees paid by the Overland predecessor portfolio. For 1996, the amount shown is for the year ended December 31, 1996.

         Short-Term Municipal Income Fund. Prior to the Consolidation, the
         --------------------------------
Overland Short-Term Municipal Income Fund invested all of its assets into a corresponding Master Portfolio of MIT and did not retain an investment advisor. Wells Fargo Bank served as investment Advisor to the Master Portfolio which had the same investment objective as the Fund and in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.50% of the predecessor portfolio's average daily net assets. The Short-Term Municipal Income Master Portfolio commenced operations on June 3, 1994.

         For the periods indicated below, the Master Portfolio paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                            Six-Month
         Year Ended              Year Ended               Period Ended
          12/31/96                12/31/95                  12/31/94
        ------------             ----------               -------------
     Fees       Fees        Fees         Fees           Fees          Fees
     Paid      Waived       Paid        Waived          Paid         Waived
     ----      ------       ----        ------          ----         ------
      $0      $104,623       $0         $62,512          $0          $7,879


         General. Each Fund's Advisory Contract will continue in effect for more
         -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         PORTFOLIO MANAGERS. Mr. Stephen Galiani assumed sole responsibility for the day-to-day portfolio management of the National Tax-Free Fund in July 1997. Mr. Galiani is also responsible as co-manager of the Arizona Tax-Free and Oregon Tax-Free Funds. Mr. Galiani joined Wells Capital Management in June of 1977 as the Senior Portfolio Manager in charge of the municipal bond group. He came to WCM from Qualivest Capital Management in Portland, Oregon, where he was the Director of Fixed Income for two years. Prior to that, he served as President and portfolio manager of his own investment advisory firm from 1990 to 1995. Earlier affiliations included Keystone Custodian Funds, where he managed the municipal bond team, and Eaton Vance Corporation. Mr. Galiani began his investment career in 1975 after earning an M.B.A. from Boston University. He holds a B.A. from Manhattan College.

         Ms. Laura Milner assumed sole responsibility for the day-to-day management of the California Tax-Free Income Fund on June 1, 1995. Ms. Milner had been a co-manager of the California Tax-Free Income Fund since November 1992. Ms. Milner is also co-manager of the California Tax-Free Bond Fund and the Short-Term Municipal Income Fund. Ms. Milner's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.

         Mr. David Klug assumed sole responsibility for the day-to-day management of the California Tax-Free Bond Fund on June 1, 1995, Mr. Klug had been a co-manager of the California Tax-Free Bond Fund since January 1992. Mr. Klug is also portfolio co-manager of the California Tax-Free Income Fund. Mr. Klug's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. He has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. Mr. Klug holds an M.B.A. from the University of Chicago, and is a member of the National Federation of Municipal Analyst and its California chapter.

         Ms. Mary Gail Walton is also responsible for the day-to-day portfolio management of the Arizona Tax-Free, National Tax-Free, Oregon Tax-Free Fund and Short-Term Municipal Income Funds. Ms. Walton joined Wells Fargo Bank in 1996 from First Interstate Capital Management and has been portfolio co-manager of the Funds since February 1, 1997. She had worked at First Interstate Bank since 1991 specializing in tax exempt portfolio management. She holds a B.A. from the University of Washington and is a chartered financial analyst candidate.

         ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

         Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

         For the period indicated below, the Funds paid to Wells Fargo Bank and Stephens the following dollar amounts for administration and co-administration fees:


                                                             Six-Month
                                                            Period Ended
                                                              3/31/97
                                                            -------------

         Fund                        Total               Wells Fargo                Stephens
         ----                        -----               -----------                --------
Arizona Tax-Free                    $  5,750               $ 1,150                  $  4,600
California Tax-Free Bond*           $217,623               $43,525                  $174,098
California Tax-Free Income          $ 16,307               $ 3,261                  $ 13,046
National Tax-Free                   $  3,222               $   644                  $  2,578
Oregon Tax-Free                     $ 10,907               $ 2,181                  $  8,726
Short-Term Municipal Income*        $ 21,791               $ 4,358                  $ 17,433

--------------------

* These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

         Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. The
         -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

         For the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during this period, was entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. The amount also reflects the net administration fees paid, after waivers, by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

                                   Year Ended
                                    9/30/96
                                   ----------
          Fund                     Fees Paid
          ----                     ----------
Arizona Tax-Free                   $24,636
National Tax-Free                  $14,138
Oregon Tax-Free                    $49,627

         Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the dollar amounts indicated below for the periods indicated in the table and waived the indicated amounts. In 1995, the Funds changed their fiscal year-end from May 31 to September 30.


                            Four-Month
                           Period Ended                   Year Ended                  Year Ended
                              9/30/95                       5/31/95                    5/31/94
                           -------------                  ----------                  ------------
                       Fees            Fees           Fees           Fees         Fees         Fees
          Fund         Paid           Waived          Paid          Waived        Paid        Waived
          ----         ----           ------          ----          ------        ----        ------
Arizona Tax-Free      $4,116           $ 0           $12,490      $    0         $12,890      $    0
National Tax-Free     $2,417           $ 0           $ 6,785      $2,018         $ 5,706      $4,210
Oregon Tax-Free       $8,500           $ 0           $25,643      $    0         $26,957      $    0


         California Tax-Free Bond and California Tax-Free Income Funds. Prior to
         -------------------------------------------------------------
the Consolidation of the Overland portfolios into the Stagecoach funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland California Tax-Free Bond and California Tax-Free Income Funds. Prior to February 1, 1997, Stephens served as sole Administrator to such Funds and was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each such Fund's average daily net assets.

         For the periods indicated below, the Funds paid to Stephens the following dollar amounts for administration fees:

                                Nine-Month
                               Period Ended       Year Ended          Year Ended
                 Fund            9/30/96           12/31/95            12/31/94
                 ----          -------------      ----------          -----------
 California Tax-Free Bond*       $357,423          $384,015            $431,734
 California Tax-Free Income      $ 18,371          $ 16,793            $      0

--------------------

* Represents amounts paid by the Overland predecessor portfolio. For 1996, the amount shown is for the year ended December 31, 1996.

         The Short-Term Municipal Income Fund. Prior to the Consolidation of the
         ------------------------------------
Overland portfolios into the Stagecoach Funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland Short-Term Municipal Income predecessor portfolio under substantially similar terms to the Administration and Co-Administration Agreements with the Funds. Prior to February 1, 1997, Stephens served as sole Administrator to the Overland Short-Term Municipal Income predecessor portfolio and provided the predecessor portfolio with essentially the same services described above. Stephens was entitled to receive a monthly fee from the predecessor portfolio at the annual rate of 0.15% of the predecessor portfolio's average daily net assets up to $200 million and 0.10% in excess of $200 million.

         For the periods indicated below, the predecessor portfolio paid to Stephens the following dollar amount for administration fees:

         Year Ended           Year Ended          Period Ended
          12/31/96             12/31/95            12/31/94*
         ----------           ----------          ------------
           $19,941             $19,436               $2,497
--------------------
* The Short-Term Municipal Income Fund commenced operations on June 3, 1994.

         DISTRIBUTOR. Stephens (the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as Distributor to the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

         Under the Plans and pursuant to the related Distribution Agreement, the Funds pay Stephens the amounts below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class or Fund.

              Fund                               Fee
              ----                               ---
    Arizona Tax-Free
          Class A                               0.05%
          Class B                               0.75%

    California Tax-Free Bond
          Class B                               0.70%
          Class C                               0.50%

    National Tax-Free
          Class A                               0.05%
          Class B                               0.75%
          Class C                               0.50%

    Oregon Tax-Free
          Class A                               0.05%
          Class B                               0.75%

    Short-Term Municipal Income                 0.25%

         The actual fee payable to the Distributor by the above-indicated Funds and classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

         Under the Plans in effect for the Class A shares of the California Tax-Free Bond and California Tax-Free Income Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of the Funds provide only for reimbursement of actual expenses.

         For the six-month period ended March 31, 1997, the Funds' Distributor received the following fees for distribution-related services, as set forth below, under each Fund's Plan:


                                              Printing &
                                               Mailing    Marketing  Compensation to
              Fund                Total       Prospectus  Brochures  Underwriters
              ----                -----      ----------- ----------  ---------------
Arizona Tax-Free
    Class A                      $  4,235     $2,687     $1,548          N/A
    Class B                      $    304     N/A        N/A        $    304

California Tax-Free Bond*
    Class A                      $120,470     N/A        N/A        $120,470
    Class C                      $ 30,313     N/A        N/A        $ 30,313

California Tax-Free Income       $ 27,275     N/A        N/A        $ 27,275


National Tax-Free
    Class A                      $  2,905     $2,780     $  125          N/A
    Class B                      $    125     N/A        N/A        $    125

Oregon Tax-Free
    Class A                      $  3,213     $2,279     $  934          N/A
    Class B                      $    318     N/A        N/A        $    381

Short-Term Municipal Income*     $ 57,493     N/A        N/A        $ 57,493

--------

* These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

         Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For the
         -------------------------------------------------------------
year ended September 30, 1996, the Funds' Distributor received the following fees for expense reimbursement under each Fund's Plan for Class A shares:

        Fund                          Class         Total
        ----                          -----         -----
Arizona Tax-Free                    Class A       $20,752
National Tax-Free                   Class A       $   146
Oregon Tax-Free                     Class A       $ 1,013

         For the period begun September 6 and ended September 30, 1996, the Distributor received compensation, for distribution-related services, in the amount of $36.00 from the Arizona Tax-Free Fund, and no compensation from the California Tax-Free Bond, National Tax-Free or Oregon Tax-Free Funds, under each such Fund's Plan for Class B shares.

         Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolios pursuant to a Distribution Contract as of October 1, 1995. The figures in the table above reflect amounts paid to PFD through September 5, 1996 and amounts paid to Stephens from September 6 to September 30, 1996. Prior to October 1, 1995, ALPS served as the Distributor to the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds. ALPS was not entitled to any compensation for its services as Distributor for these portfolios.

         Under a distribution plan adopted for the predecessor portfolios' Investor shares, PFD was entitled to be paid directly or reimbursed monthly in amounts described in the Prospectuses for costs and expenses of marketing the Investor shares of the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds.

         California Tax-Free Income Fund. For the nine-month period ended
         -------------------------------
September 30, 1996, the California Tax-Free Income Fund's Distributor received the following amounts of distribution-related fees for the specified purposes set forth below under the Fund's Plan:


                                           Printing &
                                            Mailing    Marketing       Compensation
                Fund            Total      Prospectus   Brochures    to Underwriters
                ----            -----      ----------  ----------    ----------------
California Tax-Free Income    $ 11,584        $ 55       $11,528           N/A

         General. Each plan will continue in effect from year to year if such
         -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

         The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

         Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

         ADMINISTRATIVE SERVICING PLAN. The Short-Term Municipal Income Fund has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Fund's shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the distribution plan while being sold pursuant to the Administrative Servicing Plan.

         For the year ended December 31, 1997, the Short-Term Municipal Income Fund paid to Wells Fargo Bank or its affiliates $21,791 in administrative servicing fees, after waivers. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         The Administrative Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plan also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate Fund. The Administrative Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate Fund, and no material amendment to the Plans or related Administrative Servicing Agreements may be made except by a majority of the Directors.

         The Administrative Servicing Plan requires that the Administrator shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.

         SHAREHOLDER SERVICING AGENT. The Arizona Tax-Free, Oregon Tax-Free, National Tax-Free, California Tax-Free Bond and California Tax-Free Income Funds have approved a Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of the Class A, Class B and Class C shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.


                    Fund                             Fee
                    ----                             ---
          Arizona Tax-Free
              Class A                               0.25%
              Class B                               0.25%

          California Tax-Free Bond
              Class A                               0.30%
              Class B                               0.30%
              Class C                               0.25%

          California Tax-Free Income                0.30%

          National Tax-Free
              Class A                               0.25%
              Class B                               0.25%
              Class C                               0.25%

          Oregon Tax-Free
              Class A                               0.25%
              Class B                               0.25%


         For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows:


                                                   Six-Month Period
                    Fund                            Ended 3/31/97
                    ----                           ----------------
          Arizona Tax-Free
              Class A                                 $      0
              Class B                                 $      0

          California Tax-Free Bond*
              Class C                                 $ 14,814

          California Tax-Free Income
              Class A                                 $115,476

          National Tax-Free
              Class A                                 $      0
              Class B                                 $      0

          Oregon Tax-Free
              Class A                                 $ 39,643
              Class B                                 $    123

--------------------

* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For the
         -------------------------------------------------------------
period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the Funds indicated below. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the following dollar amounts of shareholder servicing fees, after waivers, for the year ended September 30, 1996:

                                      Year Ended
                      Fund              9/30/96
                      ----            -----------
             Arizona Tax-Free
                    Class A             $   429
                    Class B                 N/A

             National Tax-Free
                    Class A             $    0
                    Class B                 N/A
                    Class C

             Oregon Tax-Free
                    Class A             $49,136
                    Class B                 N/A

         California Tax-Free Income Fund. The California Tax-Free Income Fund
         -------------------------------
did not pay any shareholder servicing fees to Wells Fargo Bank or its affiliates for the nine-month period ended September 30, 1996.

         General. The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested periods" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

         The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

         CUSTODIAN. Wells Fargo Bank acts as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

         For the six-month period ended March 31, 1997, the Funds paid to Wells Fargo Bank the following dollar amounts in custody fees, after waivers:


           Fund                                  Custody Fees
           -----                                 ------------
           Arizona Tax-Free                          $ 0
           California Tax-Free Bond*                 $ 0
           California Tax-Free Income                $ 0
           National Tax-Free                         $ 0
           Oregon Tax-Free                           $ 0
           Short-Term Municipal Income*              $ 0

----------------

* This amount is for the fiscal year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         Arizona Tax-Free, National Tax-Free, Oregon Tax-Free and Short-Term
         -------------------------------------------------------------------
Municipal Income Funds. FICAL, located at 707 Wilshire Blvd., Los Angeles,
----------------------
California 90017, acted as Custodian of the Pacifica Arizona Tax-Free, National Tax-Free, Oregon Tax-Free and Short-Term Municipal Income Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

         The predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds did not pay any custody fees, after waivers and reimbursements, to FICAL for the period begun October 1, 1995 and ended September 5, 1996, and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

         California Tax-Free Income Fund. For the nine-month period ended
         -------------------------------
September 30, 1996, the California Tax-Free Income Fund did not pay any custody fees to Wells Fargo Bank.

         TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets of each class of shares.

         For the six-month period ended March 31, 1997, the Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers:


           Fund                                 Transfer Agency Fees
           ----                                 --------------------
           Arizona Tax-Free                          $      0
           California Tax-Free Bond*                 $105,688
           California Tax-Free Income                $      0
           National Tax-Free                         $      0
           Oregon Tax-Free                           $      0
           Short-Term Municipal Income*              $      0

--------------------

* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. Under
         -------------------------------------------------------------
the prior transfer agency agreement for the Arizona Tax-Free, Oregon Tax-Free and National Tax-Free Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the New Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency-related services for Pacifica at a rate intended to represent the cost of providing such services.

         California Tax-Free Bond and California Tax-Free Income Funds. Under
         -------------------------------------------------------------
the prior transfer agency agreement for the California Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a California Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees. For the nine-month period ended September 30, 1996, the California Funds did not pay any transfer and dividend disbursing agency fees.

         The Short-Term Municipal Income Fund. Under a prior transfer agency
         ------------------------------------
agreement with the predecessor portfolio to the Short-Term Municipal Income Fund, Wells Fargo Bank was entitled to receive a base fee and per-account fees. For the year ended December 31, 1996, the predecessor portfolio did not pay any transfer and dividend disbursing agency fees.

         UNDERWRITING COMMISSIONS. For the six-month period ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions.

Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

         For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

         For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.

         For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions.
WFSI and its registered representatives retained $399,809 of such commissions.

         For the year ended December 31, 1994, Stephens retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company's shares. For the year ended December 31, 1994, WFSI and its registered representatives received $904,274, in underwriting commissions in connection with the purchase or redemption of Company shares.

                            PERFORMANCE CALCULATIONS

         The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

         Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

         Performance shown or advertised for the Class A shares of the Arizona Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the Pacifica Arizona Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Arizona Tax-Free Fund. Performance shown or advertised for the Class B shares of the Stagecoach Arizona Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 6.

         Performance shown or advertised for the Class A shares of the Stagecoach California Tax-Free Bond Fund for periods prior to December 12, 1997, reflects performance of the Class A shares of the Overland Express California Tax-Free Bond Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class C shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the sales charges and expenses of the Class C shares. Performance shown or advertised for the Class B shares of the Stagecoach Fund for periods prior to January 1, 1995, reflects performance of the Class D shares of the Overland Fund, although for periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the sales charges and expenses of the Class B shares of the Class B shares of the Stagecoach Fund.

         Performance shown or advertised for the Class A shares of the National Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the Pacifica National Tax-Free Fund, a predecessor portfolio with the same objective and policies as the Stagecoach National Tax-Free Fund. Performance shown or advertised for the Class B shares of the Stagecoach National Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 6.

         Performance shown or advertised for the Class A shares of the Oregon Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the Pacifica Oregon Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Oregon Tax-Free Fund. Performance shown or advertised for the Class B shares of the Stagecoach Oregon Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 6.

         Performance shown or advertised for the Class A shares of the Stagecoach Short-Term Municipal Income Fund reflects performance of the Class A shares of the Overland Express Short-Term Municipal Income Fund, a predecessor portfolio with the same investment objectives and policies as the Stagecoach Short-Term Municipal Income Fund.

         AVERAGE ANNUAL TOTAL RETURN: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)/n/=ERV.


      Average Annual Total Return for the Period Ended September 30, 1997/1/
      ---------------------------------------------------------------------

                  Inception/2/   Inception     Five Year     Five Year     Three Year   Three Year      One Year     One Year
                     With           No           With           No           With           No            With          No
                     Sales         Sales         Sales         Sales         Sales         Sales          Sales        Sales
     Fund           Charge        Charge        Charge        Charge        Charge        Charge         Charge       Charge
     ----         ----------     ----------    ----------    ----------    ----------    ----------     ----------   ----------
Arizona
Tax-Free
    Class A           5.81%        6.68%         5.29%         6.27%          5.48%          7.12%        3.79%        8.66%
    Class B           5.39%        5.53%         4.78%         5.11%          4.97%          5.87%        2.15%        7.15%

California
Tax-Free
Bond/3/
     Class A          7.81%        8.35%         6.42%         7.40%          8.08%          9.75%        4.29%        9.16%
     Class B          7.61%        7.61%         6.27%         6.58%          8.18%          8.92%        4.07%        8.28%
     Class C          7.59%        7.59%         6.55%         6.55%          8.86%          8.86%        7.27%        8.11%

California
Tax-Free
Income
     Class A          4.16%        4.81%          N/A           N/A           4.35%          5.41%        2.55%        5.75%

National
Tax-Free
    Class A           4.74%        5.79%          N/A           N/A           5.72%          7.34%        3.69%        8.59%

    Class B           4.27%        4.63%          N/A           N/A           5.06%          5.96%        1.13%        6.13%
    Class C           4.63%        4.63%          N/A           N/A           5.96%          5.96%        5.13%        6.13%

Oregon Tax-Free
    Class A           6.67%        7.20%         5.26%         6.24%          6.08%          7.71%        3.26%        8.11%
    Class B           6.40%        6.40%         5.07%         5.40%          5.90%          6.79%        1.98%        6.98%
Short-Term/3/
Municipal
Income
    Class A           3.04%        3.89%          N/A           N/A           3.57%          4.62%        1.09%        4.14%

--------------------

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Arizona Tax-Free - March 1, 1992; California Tax-Free Income - November 18, 1992; California Tax- Free Bond - October 6, 1988; National Tax-Free - January 15, 1993; Oregon Tax-Free
         - June 1, 1988; Short-Term Municipal Income - June 3, 1994. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/3/      Performance shown is for the applicable period ended December 31, 1997.


         CUMULATIVE TOTAL RETURN: In addition to the above performance information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


         Cumulative Total Return for the Year Ended September 30, 1997/1/
         ----------------------------------------------------------------
                  Inception      Inception/2/  Five Year       Five Year     Three Year    Three Year
                     With           No            With            No           With            No
                    Sales          Sales         Sales          Sales         Sales          Sales
     Fund           Charge         Charge        Charge         Charge        Charge         Charge
     ----         ---------      -----------   ---------       ---------     ----------    -----------
Arizona
Tax-Free
    Class A          37.04%        43.48%         29.40%        35.54%         17.37%        22.92%
    Class B          34.06%        35.06%         26.31%        28.32%         17.67%        18.68%

California
Tax-Free
Bond/3/
     Class A        100.56%       109.98%         36.51%        42.89%         26.24%        32.18%
     Class B         97.05%        97.05%         35.53%        37.53%         26.62%        29.22%
     Class C         96.75%        96.75%         37.32%        37.32%         29.02%        29.02%

California
Tax-Free
Income
     Class A         21.98%        25.26%         N/A           N/A            13.61%        17.14%

National
Tax-Free
    Class A          24.14%        30.01%         N/A           N/A            18.15%        23.68%
    Class B          21.53%        23.53%         N/A           N/A            19.95%        18.96%
    Class C          23.53%        23.53%         N/A           N/A            18.96%        18.96%

Oregon Tax-Free
    Class A          82.69%        91.34%         29.23%        35.31%         19.37%        24.98%
    Class B          78.44%        78.44%         28.04%        30.05%         18.76%        21.77%

Short-Term/3/
Municipal
Income

    Class A          11.31%        14.65%         N/A             N/A          11.11%        14.50%

--------------------
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund and Class is as follows: Arizona Tax-Free - March 1, 1992; California Tax-Free Income - November 18, 1992; California Tax- Free Bond - October 6, 1988; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988; Short-Term Municipal Income - June 3, 1994. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/3/      Performance shown is for the applicable period ended December 31, 1997.


         In addition to the above performance information, the Short-Term Municipal Income Fund may also advertise the cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         YIELD CALCULATIONS: The Funds may, from time to time, include their yields, tax-equivalent yields (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds is based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. The net investment income of the and Funds includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income.

         TAX-EQUIVALENT YIELD: Quotations of tax-equivalent yield for a Tax-Free Fund are calculated according the following formula:

                       TAX EQUIVALENT YIELD = ( E ) + t
                                               ---
                                                1 - p

                        E = Tax-exempt yield
                        p = stated income tax rate
                        t = taxable yield

         EFFECTIVE YIELD: Effective yields for the Funds are based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1


                  Yield for the Year Ended September 30, 1997/1/
                  ----------------------------------------------
                                                                     Thirty-Day Tax-Equivalent
                                              Thirty-Day Yield                 Yield/2/
                                              ----------------       -------------------------

                                             After        Before         After        Before
                       Fund                  Waiver       Waiver        Waiver        Waiver
                       ----                  ------       ------        ------        ------
           California Tax-Free Bond/3/
               Class A                       4.42%         4.04%         8.22%         7.51%
               Class B                       3.97%         3.59%         7.38%         6.68%
               Class C                        N/A           N/A           N/A           N/A

           California Tax-Free Income
               Class A                       3.52%         2.78%         6.55%         5.17%

           Arizona Tax-Free
               Class A                       3.22%         2.27%         5.65%         3.98%
               Class B                       2.66%         1.32%         4.67%         2.31%

           Oregon Tax-Free
               Class A                       3.88%         3.16%         7.06%         5.75%
               Class B                       3.41%         1.67%         6.20%         3.04%

           National Tax-Free
               Class A                       4.89%         4.57%         8.10%          N/A
               Class B                        N/A           N/A           N/A           N/A
               Class C                       4.46%         4.02%         7.38%          N/A

           Short-Term Municipal Income/3/
               Class A
                                             3.80%         2.47%          N/A           N/A

----------------------

1 Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares. "After Waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

2 Based on a combined federal and state income tax rate of 46.24% for each of the California Tax-Free Bond and California Tax-Free Income Funds, and 45.04% and 42.98% for the Oregon Tax-Free Fund and the Arizona Tax-Free Fund, respectively, and a federal income tax rate of 39.60% for the National Tax-Free Fund.

3 Performance shown is for the applicable period ended December 31, 1997.


         From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

         Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

         From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

         The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment Advisor and the total amount of assets under management by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

         Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

         Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

         Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

         Brokerage Commissions.  For the six-month period ended March 31, 1997,
         ---------------------
 the Funds paid brokerage commissions as follows:


                    Fund                           Commissions
                    ----                           -----------
           Arizona Tax-Free                              $  0
           California Tax-Free Bond*                     $  0
           California Tax-Free Income                    $  0
           National Tax-Free                             $  0
           Oregon Tax-Free                               $  0
           Short-Term Municipal Income*                  $  0

---------------

* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the-counter market.

         During the nine-month period ended September 30, 1996 and the years ended December 31, 1995 and 1994, the California Funds did not pay any brokerage commissions on portfolio transactions.

         For the year ended December 31, 1996, the Short-Term Municipal Income predecessor portfolio and the Master Portfolio did not pay any brokerage commissions.

         Securities of Regular Broker/Dealers. As of March 31, 1997, the Funds
         ------------------------------------
indicated below owned securities of their "regular brokers or dealers" or their parents as defined in the 1940 Act as follows:


Fund                  Broker/Dealer              Amount
----                  -------------              ------
Arizona Tax-Free      Goldman Sachs & Co.        $762,919
Oregon Tax-Free       Goldman Sachs & Co.        $504,001


         As of December 31, 1997, the Funds indicated below owned securities of their "regular brokers or dealers" or their parents as defined in the 1940 Act as follows:


Fund                               Broker/Dealer        Amount
----                               -------------        ------
California Tax-Free Bond           N/A                  N/A
Short-Term Municipal Income        N/A                  N/A


         Portfolio Turnover Rate. The portfolio turnover rate is not a limiting
         -----------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate s not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

         From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on a Fund's performance.

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a

Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

         The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

         General. The Company intends to qualify each Fund as a regulated
         -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to each Fund, rather than to the Company as a whole. Accordingly, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

         The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

         In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

         Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
         ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Taxation of Fund Investments. Except as provided herein, gains and
         ----------------------------
losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle." If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         Capital Gain Distributions. Distributions which are designated by a
         --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

         Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

         Other Distributions. Although dividends will be declared daily based on
         -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

         Disposition of Fund Shares. A disposition of Fund shares pursuant to
         --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum
         ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Backup Withholding. The Company may be required to withhold, subject to
         ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

         Foreign Shareholders.  Under the Code, distributions of net
         --------------------
investment income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S.

residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

         New Regulations. On October 6, 1997, the Treasury Department issued new
         ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

         Special Tax Considerations.
         ---------------------------

All Funds

         The Funds intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations, the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by a Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their own tax advisors.

         Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

Arizona Tax-Free Fund

         Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Free Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Free Fund that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Free Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Free Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

         Because shares of the Arizona Tax-Free Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Free Fund. The Company makes no representations as to Arizona state and local taxes that may be imposed on a corporate investor in the Arizona Tax-Free Fund and encourages such investors to consult with their own tax advisors.

California Tax-Free Bond and California Tax-Free Income Funds

         Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Bond Fund and California Tax-Free Income Fund that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Bond Fund and California Tax-Free Income Fund, including distributions of interest on municipal obligations issued by other issuers and all capital gains.

         Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Bond Fund and California Tax-Free Income Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

         Shareholders of the California Tax-Free Bond Fund and California Tax-Free Income Fund should consult their own tax advisors about other state and local tax consequences of their investments in the California Tax-Free Bond Fund and California Tax-Free Income Fund, such as consequences to California part-year residents, which may be different than the federal income tax consequences of such investments. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Bond Fund or California Tax-Free Income Fund and encourages such investors to consult with their own tax advisors.

Oregon Tax-Free Fund

         So long as the Oregon Tax-Free Fund qualifies to be taxed as a separate "regulated investment company" under the Code, individuals, trusts and estates will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Free Fund that represent "exempt-interest dividends" of a regulated investment company under the Code paid on municipal obligations of the State of Oregon and its political subdivisions, the U.S. Virgin Islands, Puerto Rico and Guam. Individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Free Fund, including distributions of interest on obligations issued by other issuers and all long-term and short-term capital gains. Shares of the Oregon Tax-Free Fund will not be subject to the Oregon property tax.

         Shareholders of the Oregon Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Free Fund, which may differ from the federal income tax consequences of such investments. The Company makes no representations as to Oregon state and local taxes that may be imposed on a corporate investor in the Oregon Tax-Free Fund and encourages such investors to consult with their own tax advisors.

National Tax-Free and Short-Term Municipal Income Funds

         Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.

         Other Matters. Investors should be aware that the investments to be
         -------------
made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                  CAPITAL STOCK

         The Funds are six of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

         Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

         As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

         Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Set forth below as of April 1, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.


                        5% OWNERSHIP AS OF APRIL 1, 1998
                        --------------------------------

                            NAME AND              CLASS; TYPE         PERCENTAGE       PERCENTAGE
       FUND                 ADDRESS              OF OWNERSHIP          OF CLASS          OF FUND
       ----                 --------             ------------         ----------       ----------
ARIZONA TAX-         Hep & Co.               Class A                     5.72%             N/A
  FREE FUND          c/o Wells Fargo Bank    Record Holder
                     P.O. Box 9800
                     MAC 9139-027
                     Calabasas, CA  91327

                     Donna Marie Brown       Class A                     5.48%             N/A
                     P.O. Box 2450           Record Holder
                     Pine Top, AZ  85935

CALIFORNIA           MLPF&S for Sole         Class B                    32.14%             N/A
   TAX-FREE BOND     Benefit of its          Record Holder
   FUND              Customers
                     Attn:  Mutula Fund
                     Admin.
                     4800 Deer Lake Drive
                     East                                               10.05%             N/A
                     Jacksonville, FL  322


                     Dean Witter
                     P.O. Box 250
                     Church Street Station
                     New York, NY  10008

                     Dean Witter             Class B                    13.91%             N/A
                     P.O. Box 250            Beneficially Owned
                     Church Street Station   for
                     New York, NY            Robert C. Bundy
                     10008-0250
                     Dean Witter             Class B                     5.03%             N/A
                     P.O. Box 250            Beneficially Owned
                     Church Street Station   for
                     New York, NY  10008     Owen Minton-Foster
                     Dean Witter             Class B                     7.23%             N/A
                     P.O. Box 250            Beneficially Owned
                     Church Street Station   for
                     New York, NY  10008     Walter J. Marshall
                     Dean Witter             Class B                    10.96%             N/A
                     P.O. Box 250            Beneficially Owned
                     Church Street Station   for
                     New York, NY  10008     Betty M. Richmond
                     Dean Witter             Class B                     5.03%             N/A
                     P.O. Box 250            Benefically Owned
                     Church Street Station   for Wells Fargo Bank
                     New York, NY  10008     Loan Collateral


NATIONAL TAX-        MLPF&S for the Soal     Class A                    10.25%            6.85%
  FREE FUND          Benefit of its          Beneficially Owned
                     Customers
                     Attn:  Mutual Fund
                     Administration
                     4800 Deer Lake Drive
                     EastJacksonville, FL    Class A                     5.03%             N/A
                     32246                   Beneficially Owned
                                             for
Dean Witter                                  Rupert H. Sendlein
                     P.O. Box 250 Church
                     Street                                             11.57%             N/A
                     Station                 Class B
                     New York, NY            Beneficially Owned
                     10008-0250              for
                                             Darold E. Findley
                     Dean Witter
                     P.O. Box 250 Church
                     Street
                     Station
                     New York, NY
                     10008-0250

                     Dean Witter             Class B                     7.58%             N/A
                     P.O. Box 250            Beneficially Owned
                     Church Street Station   for
                     New York, NY  10008     Lorraine Reynolds

                     Dean Witter             Class B                     5.02%             N/A
                     P.O. Box 250            Beneficially Owned
                     Church Street Station   for
                     New York, NY  10008     Virginia A. Terrell

                     Dean Witter             Class B                     5.30%             N/A
                     P.O. Box 250            Beneficially Owned
                     Church Street Station   for
                     New York, NY  10008     Viola B. Wootton

                     MLPF&S for the Sole     Class C                    44.11%            8.02%
                     Benefit of its          Beneficially Owned
                     Customers               for
                     Attn:  Mutual Fund
                     Administration
                     4800 Deer Lake Drive
                     East
                     Jacksonville, FL
                     32246

                     NFSC FEBO               Class C                     7.49%             N/A
                     2228 Swedish Drive      Beneficially Owned
                     Clearwater, FL  34623   for
                                             Lawerence E. Sirna

OREGON TAX-          Dean Witter             Class B                     7.25%             N/A
FREE FUND            P.O. Box 250 Church     Beneficially Owned
                     Street                  for
                     Station                 Ke-Chang Peter HSU &
                     New York, NY            Hsiu-Shun Hsu JTWoros
                     10008-0250                                          5.43%             N/A
                                             Class B
                     Dean Witter             Beneficially Owned
                     P.O. Box 250 Church     for
                     Street                  Joe Calcagno &
                     Station                 Adalgisa Calcagno           5.36              N/A
                     New York, NY
                     10008-0250              Class B
                                             Beneficially Owned
                     Dean Witter             for
                     P.O. Box 250 Church     Gary E. Yarosevich &
                     Street                  Esther A. Yarosevich
                     Station
                     New York, NY
                     10008-0250

SHORT-TERM           Hep & Co.               Single Class               34.50%           34.50%
MUNICIPAL INCOME     c/o Wells Fargo Bank    Record Holder
FUND                 P.O. Box 9800
                     Calabasas, CA  91302

                     Herman & Raymond        Single Class               32.44%           32.44%
                     Christensen             Record Holder
                     801 American Street
                     San Carlos, CA  94070

                     Dean Witter             Single Class                7.76%            7.76%
                     P.O. Box 250 Church     Benefically Owned for
                     Street                  Amy Lou Eckstrom
                     Station
                     New York, NY
                     10008-0250


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more that 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

         This Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                              FINANCIAL INFORMATION

         The portfolio of investments, audited financial statements and independent auditors' report for the California Tax-Free Bond and Short-Term Municipal Income Funds for the year ended December 31, 1997 are hereby incorporated by reference to the Annual Reports as filed with the SEC on March 3, 1998.

         The portfolio of investments and unaudited financial statements for the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Report as filed with the SEC on December 5, 1997.

         The portfolio of investments, audited financial statements and independent auditors' report for the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds for the fiscal year ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

         Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

         S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                            Telephone: 1-800-260-5969

                       STATEMENT OF ADDITIONAL INFORMATION

                                 Dated May 1, 1998

                              ARIZONA TAX-FREE FUND
                          CALIFORNIA TAX-FREE BOND FUND
                         CALIFORNIA TAX-FREE INCOME FUND
                             NATIONAL TAX-FREE FUND
                              OREGON TAX-FREE FUND

                               INSTITUTIONAL CLASS


         Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND, CALIFORNIA TAX-FREE INCOME, NATIONAL TAX-FREE and OREGON TAX-FREE FUNDS (sometimes, collectively, the "Tax-Free Funds").
This SAI relates to the Institutional Class shares for each Fund.

         This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.


                                TABLE OF CONTENTS
                                                                                 Page
                                                                                 ----
Historical Fund Information ....................................................    1

Investment Restrictions ........................................................    1

Additional Permitted Investment Activities .....................................    6

Risk Factors ...................................................................   19

Special Considerations Affecting Arizona Municipal Obligations .................   21

Special Considerations Affecting California Municipal Obligations ..............   22

Special Considerations Affecting Oregon Municipal Obligations ..................   26

Management .....................................................................   30

Performance Calculations .......................................................   42

Determination of Net Asset Value ...............................................   48

Additional Purchase and Redemption Information .................................   49

Portfolio Transactions .........................................................   50

Fund Expenses ..................................................................   52

Federal Income Taxes ...........................................................   52

Capital Stock ..................................................................   59

Other ..........................................................................   61

Independent Auditors ...........................................................   61

Financial Information ..........................................................   62

Appendix .......................................................................  A-1

                           HISTORICAL FUND INFORMATION

         The California Tax-Free Bond and California Tax-Free Income Funds (sometimes referred to as the "California Funds") were originally organized as funds of the Company. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the California Tax-Free Bond Fund of the Company (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's California Tax-Free Bond Fund.

         The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust ("Westcore") under the names Arizona Intermediate Tax-Free, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. The Funds commenced operations as follows: Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988. On October 1, 1995, the Funds were reorganized as the Pacifica Arizona Tax-Exempt Fund, Oregon Tax-Exempt Fund and National Tax-Exempt Fund, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Arizona Tax-Exempt Fund, National Tax-Exempt Fund and Oregon Tax-Exempt Fund of Pacifica were reorganized as the Company's National Tax-Free, Oregon Tax-Free and Arizona Tax-Free Funds.


                             INVESTMENT RESTRICTIONS

         Fundamental Investment Policies
         -------------------------------

         Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Arizona Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund may not:

         (1) purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Oregon Tax-Free Fund may enter into futures contracts and related options;

         (2) purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

         (3) purchase securities of companies for the purpose of exercising control;

         (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

         (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting;

         (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options;

         (7) borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

         (8) purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options;

         (9) invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable; nor

         (10) make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

The Arizona Tax-Free Fund may not:

         (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

         (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The National Tax-Free Fund may not:

         (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

         (2) purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

The Oregon Tax-Free Fund may not:

         (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

         (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The California Tax-Free Bond Fund may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers) and
(ii) obligations of the United States Government, its agencies or instrumentalities;

         (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

         (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to the Fund and except for margin payments in connection with options, futures and options on futures or make short sales of securities;

         (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (5) make investments for the purpose of exercising control or management;

         (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); nor

         (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The California Tax-Free Income Fund may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and
(ii) obligations of the United States Government, its agencies or instrumentalities;

         (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

         (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

         (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (5) make investments for the purpose of exercising control or management;

         (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

         (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

         (8) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

         Non-Fundamental Investment Policies
         -----------------------------------

         Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

         (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a

Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and
(iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

         (2) Each Fund may not invest or hold more than 15% net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

         (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

         (4) The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of 30% of such Fund's total assets. The California Tax-Free Bond and California Tax-Free Income Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         Set forth below are descriptions of certain investments and additional investment policies for the Funds.

         Asset-Backed Securities
         -----------------------

         The Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         Bank Obligations
         ----------------

         The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Bonds
         -----

         Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

         Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

         The California Tax-Free Income Fund may invest in variable-rate instruments with a maximum final maturity of up to 30 years, provided the period remaining until the next readjustment of the instrument's interest rate, or the period remains until the principal amount can be recovered through demand, is less than five years.

         Commercial Paper
         ----------------

         The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

         Derivative Securities
         ---------------------

         The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices of financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuers to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market value may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured of derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

         Floating- and Variable-Rate Obligations
         ---------------------------------------

         The Funds may purchase floating- and variable-rate obligations, including floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

         Floating- and variable-rate demand instruments acquired by the Arizona, National and Oregon Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the advisor has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

         Forward Commitments, When-Issued Purchases and Delayed-Delivery
         ---------------------------------------------------------------
Transactions
------------

         Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

         Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

         Illiquid Securities
         -------------------

         The Funds each will not knowingly invest more than 15% (10% for the California Tax-Free Bond Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the advisor, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under Section 4(2) of the 1933 Act.

         Letters of Credit
         -----------------

         Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

         Loans of Portfolio Securities
         -----------------------------

         The Funds, may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

         Municipal Obligations
         ---------------------

         The Funds may invest in municipal obligations issued by governmental entities to obtain funds for various public purposes. These purposes may include the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Each Fund, subject to its respective investment objective and policies, is not limited with respect to which category of municipal bonds it may acquire. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

         The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

         There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

         The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

         Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private user. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Neither California Fund may invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

         The Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

         TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

         BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         Municipal Lease Obligations. The Funds may invest in municipal lease obligations. The advisor makes determinations concerning the liquidity of a municipal lease obligation based on relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

         Certificates of Participation. The Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

         Pass-Through Obligations. Certain of the debt obligations which the Funds may purchase may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Funds. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Funds' investment advisor nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

         For a further discussion of factors affecting purchases of municipal obligations by the State Tax-Free Funds, see "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and, "Special Considerations Affecting Oregon Municipal Securities" in this SAI.

         Stand-By Commitments. The Funds may acquire stand-by commitments with respect to municipal obligations held by such Funds. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

         Each of the Funds expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         Each of the Funds intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the advisor's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         Each of the Funds intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

         Tax Status. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Arizona, California and Oregon obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Arizona, California and Oregon obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Ratings of Municipal Securities. The Funds may invest in municipal bonds rated at the date of purchase "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by; Standard & Poor's Ratings Group ("S&P"), or unrated bonds that are considered by the investment advisor to be of comparable quality. Bonds rated "Baa" and "BBB" have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.

         The highest rating assigned by S&P is "AAA" for state and municipal bonds, "SP-1" for state and municipal notes, and "A-1" for state and municipal paper. The highest rating assigned by Moody's is "Aaa," "MIG 1," and "Prime-1" for state and municipal bonds, notes and commercial paper, respectively. These instruments are judged to be the best quality and present minimal risks and a strong capacity for repayment of principal and interest. If a municipal security ceases to be rated or is downgraded below an investment grade rating after purchase by the Fund, it may retain or dispose of such security. A description of ratings is contained in the Appendix to the SAI.

         The Funds may invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by the investment advisor to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

         The Funds may invest in municipal commercial paper rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by the investment advisor to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

         In the event a security purchased by a Fund is downgraded below investment grade, the Fund may retain such security, although the Fund may not have more than 5% of its assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to this SAI.

         Other Investment Companies
         --------------------------

         The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

         Repurchase Agreements
         ---------------------

         The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission ("SEC") to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Borrowing and Reverse Repurchase Agreements. The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Taxable Investments
         -------------------

         Pending the investment of proceeds from the sale of shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not, from the State Tax-Free Funds, from a respective state's personal income tax, or the following taxable high--quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

         Such temporary investments would most likely be made for cash management purposes or when there is an unexpected or abnormal level of investor purchases or redemptions of shares of the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.

         Unrated Investments
         -------------------

         The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Fund. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by these Funds. Neither event will require a sale of such security by the Funds. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

         U.S. Government Obligations
         ---------------------------

         The Funds may invest in various types of U.S. Government obligations in accordance with the policies described in the Funds' Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

         Warrants
         --------

         Although they have no present intention to do so, the Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

         Nationally Recognized Statistical Ratings Organizations ("NRSROs")
         ------------------------------------------------------------------

         The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.


                                  RISK FACTORS

         Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

         The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

         The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

         Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

         Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the advisor's intent in using the derivatives.

         Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

         Each Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. To the extent that such a Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

         Each state Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

         The concentration of the state Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

         The state Funds have constitutional and/or statutory restrictions that affect government revenues. Because of the nature of the various restrictions, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these restrictions and related measures on the ability of governmental issuers in Oregon and Arizona to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

         In addition to the risk of nonpayment of state and local governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are a number of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for Arizona Obligations, California Obligations and Oregon Obligations and the market price of such bonds may therefore be volatile. If any of the State Tax-Free Funds were forced to sell a large volume of Arizona Obligations, California Obligations or Oregon Obligations for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely affect the value of such Fund's portfolio.

         There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.


         SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

         The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

         There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

         There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions over time.

         Arizona state government general fund revenue growth in fiscal year 1997 is forecast to increase by 7.8% over fiscal year 1996. The 4.9% adjusted projected increase in sales tax revenue, adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1997 with a total general fund balance of approximately $756 million. The amount of this balance is approximately 15.4% of total general fund expenditures for fiscal year 1997. Included in the total balance is a general fund ending balance of approximately $509 million, and a budget stabilization ("rainy day") fund balance of approximately $247 million. The total general fund balance at the end of fiscal year 1998 is projected to be approximately $779 million.

         Additionally, the 1997 legislature enacted a $110 million income tax reduction package, in addition to a $200 million property tax reduction package enacted in 1996, and an income tax reduction of $200 million enacted in 1995. There may be additional legislative activity during 1998 in the area of tax reform and school finance, and the 1998 general election ballot may include one or more questions related to these issues and the State's tax structure generally. The outcomes of any legislative actions or election issues of this nature may adversely affect State fund balances and fiscal conditions.

         Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.


        SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

         The concentration of the California Tax-Free Bond and California Tax-Free Income Funds in securities issued by governmental units of only one state exposes the Funds to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

         The California Economy and General Information. From mid-1990 to late
         ----------------------------------------------
1993, the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly that related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

         The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak on June 30, 1993.

         The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aaa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AAA" to "A."

         However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and 400,000 additional jobs were created between the fourth quarter of 1996 and the fourth quarter of 1997. This trend is projected to continue through the rest of the decade. Because of the improving economy and California's fiscal austerity, the state has had operating surpluses for its past five consecutive fiscal years through 1996-97. In addition, the SFEU is projected to have a positive balance of approximately $553 million as of June 30, 1998. Also, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

         Local Governments. On December 6, 1994, Orange County, California,
         -----------------
became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy. As of October 31, 1997, the county's investment rating by S&P was "B".

         On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California, causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long-term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $460 million in the 1997-98 fiscal year.

         Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

         State Finances. California tax revenues and other income are segregated
         --------------
into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed, for budgeting and accounting purposes, an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund to show the total moneys then available for General Fund purposes.

         Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

         Changes in California Constitutional and Other Laws. In 1978,
         ----------------------------------------------------
California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

         In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which requires in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval. In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the state's Constitution. Proposition 218 generally requires voter approval of most tax or fee increases by local governments and curtails local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. It remains to be seen what impact these Articles will have on the ability of obligors to make payments on existing and future California security obligations.

         Other Information. Certain debt obligations held by the Funds may be
         -----------------
obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

         Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

         There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                      * * *

         The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


          SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS

         The concentration of the Oregon Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         State Bonds and Revenues. As of December 1, 1997, $3.06 billion
         ------------------------
(rounded) in general obligation bonds issued by the State of Oregon and its agencies were outstanding, including $119.8 million (rounded) in general obligation bonds supported by the budget for the State's general fund and $2.94 billion (rounded) of self-supporting general obligation bonds. The State's self-supporting general obligation bonds include $2.20 billion (rounded) of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

         In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

         Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1997-99 biennium, approximately 97.0% of the State's revenues for the 1997-99 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's December 1, 1997 economic and revenue forecast predicts that State General Fund revenues for the 1997-99 biennium will exceed the legislatively approved budget forecast by approximately $252.4 million (or approximately 3.0%).

         The Economy.  The following is a summary of a portion of the December
         -----------
1, 1997 quarterly Economic and Revenue Forecast prepared by the State as required by ORS 291.342.

         Slowed by strikes in transportation services and health services, Oregon's job growth rate dropped to its slowest pace in 5-1/2 years in the third quarter of 1997. However, despite the weaker overall numbers, the state's high technology and construction sectors continued to grow at impressive rates.

         Although Oregon's outlook has changed little from the September forecast, downside risks have clearly increased with volatility in worldwide financial markets and the likelihood of slower growth in important Asian markets. Nevertheless, a very likely scenario is a continuation of the modest declaration that has taken place over the past year. Growth is expected to be led by further expansion of the state's high technology manufacturing industries and their suppliers along with additional gains in transportation equipment manufacturing. Expansion of these manufacturing sectors is expected to translate into job creation in the service-producing sectors. The construction sector is expected to level off after four years of extremely rapid growth, thereby slowing the state's overall growth rate.

         A pattern of slowing growth is expected for both personal income and employment. Total non-farm wage and salary employment is projected to increase
3.5 percent for 1997 as a whole, down from 4.0 percent in 1996. Job growth is expected to slow further to 2.6 percent in 1998. Personal income is expected to grow a projected 6.7 percent for 1997 and 5.6 percent for 1998. Inflation-adjusted income is expected to increase 3.7 percent in 1998, down from
4.9 percent in 1996 and a projected 4.6 percent in 1997. The state's population is forecast to increase 1.6 percent in 1998, up slightly from an estimated 1.5 percent in 1997.

         Instability among Asian economies is likely to impact Oregon's economy for two reasons. First, Asian markets are important for many Oregon exporters. Five of Oregon's top six export markets in 1996 were in Asia. They include Japan
(1st), South Korea (3rd), Singapore (4th), Hong Kong (5th) and Taiwan (6th). If weakness spreads throughout the Asian economies, Oregon will be affected across a broad spectrum of industries. Second, high technology industries have close links with Asia both in terms of markets and production. The large presence of high technology manufacturing, particularly semiconductor production, makes Oregon more sensitive to slower growth in Asia than other states.

         The Western states are expected by some analysts to continue to lead the nation in economic growth into the next decade. Oregon should benefit from the expanding markets and overall in-migration associated with a high growth regional environment. Although Oregon's overall growth rate over the next seven years is expected to be slightly less than the previous seven year period, the outlook is highly favorable compared to most similar length periods in the state's post-World War II history.

         Recent Environmental Developments. In 1991 and 1992, in response to
         ---------------------------------
concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

         Recent Developments Affecting Government Revenues. Ballot Measure 5.
         -------------------------------------------------
Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

         The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

         The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

         Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1997 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school district operating revenues.

         Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 50, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

         Ballot Measure 50. The 1997 Legislative Assembly referred to Oregon
         -----------------
voters, and the voters approved at the May 20, 1997, special election, a constitutional amendment ("Measure 50") that replaced the property tax limitations imposed by a voter initiative approved at the November 5, 1996, general election ("Measure 47"). Measure 50 repealed Measure 47 and replaced it with new ad valorem property tax limitations similar to those which would have been required to be enacted under Measure 47. Measure 50 limits the assessed value for the tax year 1997-98 to its 1995-96 "real market value," less ten percent. In implementing Measure 50, the Oregon Legislature also ordered a 17% reduction in 1997-98 in operating tax levies (which amounts vary by government entity). Thereafter, Measure 50 limits the valuation growth of property assessments on each unit of property to three percent per year for future tax years. Measure 50 preserves the general limitations on property tax rates of $5 per $1,000 for public education and $10 per $1,000 for all other governmental services. Measure 50 also requires that any new property taxes be approved by a majority of the voters in an election where at least 50% of eligible voters participate, except in the instance of a general election in even numbered years. In addition, Measure 50 requires voter approval of the use of fees, taxes, assessments or other charges as alternative funding sources to make up for revenue reductions caused by the amended property tax limits.

         Units of local government that levy and collect property taxes are most directly affected by Measure 50. The State does not levy or collect property taxes, but relies instead on state income taxes as the main source of revenue for the State's general fund. Therefore, Measure 50's main impact on the State will likely be to increase pressure on the Legislative Assembly to use State funds to replace revenues lost by local governments. Measure 50 requires the Legislative Assembly to replace the estimated $428 million in revenues that the public school system, including community colleges, is expected to lose in the 1997-99 biennium because of the property tax limitation. In this manner, Measure 50 may influence the State budgeting process.

         The Oregon Legislative Revenue Office has estimated that the total reduction in property tax revenues collected by local governments under Measure 50 will be approximately $389 million for the tax year 1997-98 and approximately $454 million for the tax year 1998-99. The first year of implementation is presently underway with the initial local property tax bills subject to Measure 50 being distributed in late November 1997. Until local governments and county tax assessors and collectors have significantly more practical experience with implementing and administering the property tax system under the guidelines and limitations of Measure 50 and its implementing legislation, the actual short term and long term financial effects of Measure 50 on local governments will be uncertain.

         One lawsuit has been filed challenging the process by which Measure 50 was referred from the legislature to the people for a vote as unconstitutional. The lawsuit was voluntarily dismissed, but the plaintiff is expected to refile an amended complaint. In addition, the Legislative Assembly has referred a constitutional amendment to Oregon voters for the May 1998 ballot which, if approved, would repeal Measure 50's requirement that new property taxes must be approved either in an election where at least 50% of eligible voters have participated or in a general election in an even numbered year.

         The Initiative Process. The Oregon Constitution reserves to the people
         ----------------------
of the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

         Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

         To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

         Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of December 1, 1997, no initiatives had qualified to be placed on the November 1998 general election ballot; however, a number of potential initiatives are in some stage of the process towards attempting to qualify to be placed on the November 1998 ballot. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 50." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

         It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

         Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 50 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes adopted relating to Measure 50 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.

         The Oregon Bond Market. There is a relatively small active market for
         -----------------------
municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it or for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.

                                   MANAGEMENT

         The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

Name, Age and Address                       Position             During Past 5 Years
---------------------                       --------             -------------------
Jack S. Euphrat, 75                         Director             Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                         Director, Chairman   Executive Vice President of Stephens Inc.;
                                            and President        President of Stephens Insurance Services Inc.;
                                                                 Senior Vice President of Stephens Sports
                                                                 Management Inc.; and President of Investor
                                                                 Brokerage Insurance Inc.

Thomas S. Goho, 55                          Director             Associate Professor of Finance of the School of
321 Beechcliff Court                                             Business and Accounting at Wake Forest University
Winston-Salem, NC  27104                                         since 1982.

Peter G. Gordon, 54                         Director             Chairman and Co-Founder of Crystal Geyser Water
Crystal Geyser Water Co.                                         Company and President of Crystal Geyser Roxane
55 Francisco Street                                              Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57                        Director             President of Westchester Community College since
75 Grasslands Road                                               1971; Adjunct Professor of Columbia University
Valhalla, NY  10595                                              Teachers College since 1976.

*W. Rodney Hughes, 71                       Director             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                        Director             Private Investor; Chairman of Home Account
4 Beaufain Street                                                Network, Inc. Real Estate Developer; Chairman of
Charleston, SC 29401                                             Renaissance Properties Ltd.; President of  Morse
                                                                 Investment Corporation; and Co-Managing Partner of
                                                                 Main Street Ventures.

Richard H. Blank, Jr., 41                   Chief Operating      Vice President of Stephens Inc.; Director of
                                            Officer, Secretary   Stephens Sports Management Inc.; and Director of
                                            and Treasurer        Capo Inc.

                               Compensation Table
                            Year Ended March 31, 1998

                                                                       Total Compensation
                                    Aggregate Compensation             from Registrant
     Name and Position                from Registrant                  and Fund Complex
     -----------------             ----------------------             -------------------
      Jack S. Euphrat                    $25,750                            $34,500
          Director

       R. Greg Feltus                    $     0                            $     0
          Director

       Thomas S. Goho                    $25,750                            $34,500
          Director

      Peter G. Gordon                    $24,250                            $30,500
          Director

      Joseph N. Hankin                   $25,750                            $34,500
          Director

      W. Rodney Hughes                   $25,250                            $33,000
          Director

      Robert M. Joses                    $ 1,500                            $ 4,000
          Director

      J. Tucker Morse                    $25,250                            $33,000
          Director


         As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

         INVESTMENT ADVISOR. Wells Fargo Bank provides investment advisory
         ------------------
services to the Funds. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

         As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                      Annual Rate
         Fund                               (as percentage of net assets)
         ----                               -----------------------------
Arizona Tax-Free                                        0.50%
California Tax-Free Bond                                0.50%
California Tax-Free Income                              0.50%
National Tax-Free                                       0.50%
Oregon Tax-Free                                         0.50%

         For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                         Six-Month
                                                       Period Ended
                                                          3/31/97
                                                       -------------
          Fund                           Fees Paid                     Fees Waived
          -----                          ---------                     -----------
Arizona Tax-Free                        $        0                      $  52,838
California Tax-Free Bond*               $1,259,094                      $       0
California Tax-Free Income              $   67,449                      $ 144,315
National Tax-Free                       $        0                      $  30,284
Oregon Tax-Free                         $        0                      $ 102,775

---------------

* These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

         Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. The
         -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the predecessor portfolios. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.

         For the period begun April 1, 1996 and ended September 5, 1996, the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                            Year Ended
                                              9/30/96
                                            -----------
          Fund               Fees Paid                     Fees Waived
          ----               ---------                     -----------
Arizona Tax-Free            $  22,457                      $  98,300
National Tax-Free           $       0                      $  67,463
Oregon Tax-Free             $ 173,249                      $  57,377


         Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-advisors to the predecessor portfolio of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as advisor to the predecessor portfolio of the Oregon Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as advisor to the predecessor portfolio of the Arizona Tax-Free Fund.

         For the periods indicated below, the prior advisors were entitled to receive the following amounts in advisory fees and waived reimbursed fees in the indicated amounts. In 1995, the Funds changed their fiscal year from May 31 to September 30.

                           Four-Month
                          Period Ended            Year Ended                  Year Ended
                             9/30/95               5/31/95                     5/31/94
                          -------------           -----------                 -----------
                      Fees         Fees       Fees            Fees        Fees         Fees
            Fund      Paid        Waived      Paid           Waived       Paid        Waived
            ----      ----        ------      ----           ------       ----        ------
Arizona Tax-Free    $41,159       $66,373   $124,904        $166,803    $128,905     $172,383
National Tax-Free   $24,173       $68,667   $ 67,845        $145,244    $ 57,059     $141,590
Oregon Tax-Free     $84,999       $43,995   $256,430        $ 84,770    $269,574     $104,948



         California Tax-Free Bond and California Tax-Free Income Funds. For the
         -------------------------------------------------------------
periods indicated below, the California Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


                                        Nine-Month
                                       Period Ended                Year Ended                  Year Ended
                                         9/30/96                    12/31/95                    12/31/94
                                       ------------                ----------                  -----------
                                    Fees          Fees          Fees         Fees         Fees           Fees
             Fund                   Paid         Waived         Paid        Waived        Paid          Waived
             ----                ----------     --------     ----------    --------     --------        -------
California Tax-Free Bond*        $1,276,667     $     0     $1,165,967    $248,047     $896,680       $748,655
California Tax-Free Income       $  281,991     $18,321     $  236,632    $ 31,013     $      0       $279,496

------------------

* Indicates fees paid by, or on behalf of, the Overland predecessor portfolio. For 1996, the amount shown is for the year ended December 31, 1996.

         General. Each Fund's Advisory Contract will continue in effect for more
         -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         PORTFOLIO MANAGERS. Mr. Stephen Galiani assumed sole responsibility for
         ------------------
the day-to-day portfolio management of the National Tax-Free Fund in July 1997. Mr. Galiani is also responsible as co-manager of the Arizona Tax-Free and Oregon Tax-Free Funds. Mr. Galiani joined Wells Capital Management in June of 1997 as the Senior Portfolio Manager in charge of the municipal bond group. He came to WCM from Qualivest Capital Management in Portland, Oregon, where he was the Director of Fixed Income for two years. Prior to that, he served as President and portfolio manager of his own investment advisory firm from 1990 to 1995. Earlier affiliations included Keystone Custodian Funds, where he managed the municipal bond team, and Eaton Vance Corporation. Mr. Galiani began his investment career in 1975 after earning an M.B.A. from Boston University. He holds a B.A. from Manhattan College.

         Ms. Laura Milner assumed responsibility for the day-to-day management of the California Tax-Free Income Fund on June 1, 1995. Ms. Milner had been a co-manager of the

California Tax-Free Income Fund since November 1992. Ms. Milner is also co-manager of the California Tax-Free Bond Fund. Ms. Milner's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.

         Mr. David Klug assumed sole responsibility for the day-to-day management of the California Tax-Free Bond Fund on June 1, 1995. Mr. Klug had been a co-manager of the California Tax-Free Bond Fund since January 1992. Mr. Klug is also portfolio co-manager of the California Tax-Free Income Fund. Mr. Klug's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. He has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. Mr. Klug holds an M.B.A. from the University of Chicago, and is a member of the National Federation of Municipal Analyst and its California chapter.

         Ms. Mary Gail Walton is also responsible for the day-to-day portfolio management of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. Ms. Walton joined Wells Fargo Bank in 1996 from First Interstate Capital Management and has been portfolio co-manager of the Funds since February 1, 1997. She had worked at First Interstate Bank since 1991 specializing in tax exempt portfolio management. She holds a B.A. from the University of Washington and is a chartered financial analyst candidate.

         ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells
         ----------------------------------
Fargo Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02%, respectively, of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

         Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

         For the period indicated below, the Funds paid to Wells Fargo Bank and Stephens the following dollar amounts for administration and co-administration fees:

                                                        Six-Month
                                                       Period Ended
                                                         3/31/97
                                                       -------------
         Fund                         Total               Wells Fargo          Stephens
         ----                         -----               -----------          --------
Arizona Tax-Free                    $   5,750             $  1,150            $  4,600
California Tax-Free Bond*           $ 217,623             $ 43,525            $174,098
California Tax-Free Income          $  16,307             $  3,261            $ 13,046
National Tax-Free                   $   3,222             $    644            $  2,578
Oregon Tax-Free                     $  10,907             $  2,181            $  8,726
---------------

* These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

         Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. The
         -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

         For the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during this period, was entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. The amount also reflects the net administration fees paid, after waivers, by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

                                     Year Ended
                                       9/30/96
                                     -----------
          Fund                        Fees Paid
          ----                        ----------

Arizona Tax-Free                      $24,636
National Tax-Free                     $14,138
Oregon Tax-Free                       $49,627


         Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolios of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the dollar amounts indicated below for the periods indicated below and ALPS waived the indicated amounts. In 1995, the Funds changed their fiscal year-end from May 31 to September 30.


                                 Four-Month
                                Period Ended              Year Ended               Year Ended
                                   9/30/95                  5/31/95                  5/31/94
                                ------------              -----------              ------------
                               Fees        Fees        Fees         Fees        Fees         Fees
         Fund                  Paid       Waived       Paid        Waived       Paid        Waived
         ----                  ----       ------       ----        ------       ----        ------
Arizona Tax-Free              $4,116        $ 0       $12,490       $ 0        $12,890       $ 0
National Tax-Free             $2,417        $ 0       $ 6,785      $2,018      $ 5,706      $4,210
Oregon Tax-Free               $8,500        $ 0       $25,643       $ 0        $26,957       $ 0

         California Tax-Free Bond and California Tax-Free Income Funds. Wells
         -------------------------------------------------------------
Fargo Bank and Stephens currently serve as Administrator and Co-Administrator, respectively, to the Funds. Prior to the Consolidation of the Overland portfolios into the Stagecoach Funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland California Tax-Free Bond Fund. Prior to February 1, 1997, Stephens served as sole Administrator to both California Funds and was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each such Fund's average daily net assets.

         For the periods indicated below, the Funds paid to Stephens the following dollar amounts for administration fees:

                                     Nine-Month
                                    Period Ended          Year Ended           Year Ended
                    Fund               9/30/96             12/31/95             12/31/94
                    ----            -------------         ----------           -----------
California Tax-Free Bond*             $357,423             $384,015             $431,734
California Tax-Free Income            $ 18,371             $ 16,793                $ 0

------------------

* Represents amounts paid by the Overland predecessor portfolio. For 1996, the amount shown is for the year ended December 31, 1996.

         DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center
         -----------
Street, Little Rock, Arkansas 72201, serves as the distributor to the Funds.

         SHAREHOLDER SERVICING AGENT. The Funds have approved a Servicing Plan
         ---------------------------
and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of the Institutional Class shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

         For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Institutional Class of each Fund to Wells Fargo Bank or its affiliates were as follows:

                                                            Six-Month
                    Fund                                  Period Ended
                                                             3/31/97
                    ----                                  -------------
             Arizona Tax-Free                               $      0
             California Tax-Free Bond*                      $127,063
             California Tax-Free Income                     $  9,816
             National Tax Free                              $      0
             Oregon Tax-Free                                $ 10,085
------------------

* Represents amounts paid by the Institutional Class shares of the Stagecoach Fund. The Overland predecessor portfolio did not offer Institutional Class shares.

         Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For the
         -------------------------------------------------------------
period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Interstate Bancorp for the Funds indicated below. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. For the year ended September 30, 1996, the Institutional Class of each Fund paid, after waivers, the following dollar amounts of shareholder servicing fees:

                                                        Year Ended
                     Fund                                9/30/96
                     ----                               -----------
             Arizona Tax-Free                              $    0
             National Tax-Free                             $    0
             Oregon Tax-Free                               $1,295

         The California Tax-Free Income Fund. The California Tax-Free Income
         -----------------------------------
Fund did not pay any shareholder servicing fees to Wells Fargo Bank or its affiliates for the nine-month period ended September 30, 1996.

         General. The Servicing Plan will continue in effect from year to year
         -------
if such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

         The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

         CUSTODIAN. Wells Fargo Bank acts as Custodian for each Fund. The
         ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

         For the six-month period ended March 31, 1997, the Funds paid to Wells Fargo Bank the following dollar amounts in custody fees, after waivers:


                        Fund                                Custody Fees
                        ----                                -------------
             Arizona Tax-Free                                   $ 0
             California Tax-Free Bond*                          $ 0
             California Tax-Free Income                         $ 0
             National Tax-Free                                  $ 0
             Oregon Tax-Free                                    $ 0

---------------

* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. FICAL,
         -------------------------------------------------------------
located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian of the Pacifica Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

         The predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds did not pay any custody fees to FICAL, after waivers and reimbursements, for the period begun October 1, 1995 and ended September 5, 1996, and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

         California Tax-Free Income Fund. For the nine-month period ended
         -------------------------------
September 30, 1996, the California Tax-Free Income Fund did not pay any custody fees to Wells Fargo Bank.

         TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as
         --------------------------------------
Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of each Fund's average daily net assets of the Institutional Class shares.

         For the six-month period ended March 31, 1997, the Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers:


                      Fund                           Transfer Agency Fees
                      ----                           --------------------
             Arizona Tax-Free                             $      0
             California Tax-Free Bond*                    $105,688
             California Tax-Free Income                   $      0
             National Tax-Free                            $      0
             Oregon Tax-Free                              $      0

---------------

* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. Under
         -------------------------------------------------------------
the prior transfer agency agreement for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Institutional Class shares of the Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

         California Tax-Free Bond and California Tax-Free Income Funds. Under
         -------------------------------------------------------------
the prior transfer agency agreement for the California Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a California Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees. For the nine-month period ended September 30, 1996, the California Funds did not pay any transfer and dividend disbursing agency fees.

         UNDERWRITING COMMISSIONS. Front-end sales loads and contingent deferred
         ------------------------
sales charges are not assessed in connection with the purchase and redemption of Institutional Class shares. Therefore no underwriting commissions were paid to Stephens as the Funds' Distributor.


                            PERFORMANCE CALCULATIONS

         The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

         Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

         Performance shown or advertised for the Institutional Class shares of the Arizona Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica Arizona Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Arizona Tax-Free Fund.

         Performance shown or advertised for the Institutional Class shares of the Stagecoach California Tax-Free Bond Fund for periods prior to December 15, 1997, reflects performance of the Class A shares of the Overland California Tax-Free Fund (the accounting survivor of a merger of the Funds on December 12, 1997).

         Performance shown or advertised for the Institutional Class shares of the California Tax-Free Income Fund for periods prior to September 6, 1996, reflects the performance of the Fund's Class A shares.

         Performance shown or advertised for the Institutional Class shares of the National Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica National Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach National Tax-Free Fund.

         Performance shown or advertised for the Institutional Class shares of the Oregon Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica Oregon Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Oregon Tax-Free Fund.



         AVERAGE ANNUAL TOTAL RETURN: The Funds may advertise certain total
         ---------------------------
return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

Average Annual Total Return for the Applicable Period Ended September 30, 1997/1/
---------------------------------------------------------------------------------

                   Institutional                           Five         Three        One
                       Class              Inception/2/     Year          Year        Year
                   -------------          ------------     ----         ------       ----
Arizona Tax-Free                            6.76%          6.36%        7.28%       8.98%
California Tax-Free Bond/3/                 8.35%          7.40%        9.75%       9.17%
California Tax-Free Income                  4.81%           N/A         5.41%       5.73%
National Tax-Free                           5.77%           N/A         7.32%       8.52%
Oregon Tax-Free                             7.23%          6.30%        7.82%       8.32%

--------------------
/1/ For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the California Tax-Free Income Fund reflect the performance of the Class A shares of such Fund. For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Arizona, Oregon, and National Tax-Free Funds reflects the performance of such Funds' predecessor portfolios. The performance figures for the Institutional Class shares of the California Tax-Free Bond Fund reflect the performance of the Class A shares of the Overland California Tax-Free Bond Fund (the accounting survivor of the merger of the Stagecoach and Overland Funds on December 12, 1997). Institutional Class shares do not assess a sales charge.

/2/ For purposes of showing performance information, the inception date of each Fund and Class is as follows: California Tax-Free Income - November 18, 1992; Overland California Tax- Free Bond Class A October 6, 1988; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988. The actual inception date of each class may differ from the inception date of the corresponding Fund.

/3/ Performance shown is for the applicable period ended December 31, 1997.


         CUMULATIVE TOTAL RETURN: In addition to the above performance
         -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


Cumulative Total Return for the Applicable Period Ended September 30, 1997/1/
-----------------------------------------------------------------------------

                   Institutional                          Five         Three
                       Class             Inception/2/     Year          Year
                   --------------        ------------   -------       ------
Arizona Tax-Free                            44.11%       36.13%        23.46%
California Tax-Free Bond/3/               109.99%        42.90%        32.19%
California Tax-Free Income                  25.75%         N/A         17.13%
National Tax-Free                           29.94%         N/A         23.61%
Oregon Tax-Free                             91.90%       35.71%        25.34%

--------------------
/1/ For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the California Tax-Free Income Fund reflect the performance of the Class A shares of such Fund. For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Arizona, Oregon, and National Tax-Free Funds reflects the performance of such Funds' predecessor portfolios. The performance figures for the Institutional Class shares of the California Tax-Free Bond Fund reflect the performance of the Class A shares of the Overland Express California Tax-Free Bond Fund (the accounting survivor of the merger of the Stagecoach and Overland Funds on December 12, 1997). Institutional Class shares do not assess a sales charge.

/2/ For purposes of showing performance information, the inception date of each Fund and Class is as follows: California Tax-Free Income - November 18, 1992; Overland California Tax- Free Bond Class A October 6, 1988; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988. The actual inception date of each class may differ from the inception date of the corresponding Fund.

/3/ Performance shown is for the applicable period ended December 31, 1997.


         YIELD CALCULATIONS: The Funds may, from time to time, include their
         ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       Cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

         TAX-EQUIVALENT YIELD:  Quotations of tax-equivalent yield for a
         --------------------
Tax-Free Fund are calculated according the following formula:

                        TAX EQUIVALENT YIELD = ( E ) + t
                                               -----
                                               1 - p

                                               E = Tax-exempt yield
                                               p = stated income tax rate
                                               t = taxable yield

         EFFECTIVE YIELD: Effective yields for the Funds are based on the change
         ---------------
in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


        Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1

           Yield for the Applicable Period Ended September 30, 1997
           --------------------------------------------------------

                                          Thirty-Day          Thirty-Day Tax-
             Fund                           Yield             Equivalent Yield
             ----                        ------------         ----------------
      Arizona Tax-Free                      3.57%                  6.26%
      California Tax-Free Bond*             4.75%                  8.84%
      California Tax-Free Income            3.68%                  6.85%
      National Tax-Free                     4.52%                  6.28%
      Oregon Tax-Free                       4.26%                  7.75%

--------------------

* The performance figures for the Institutional Class shares of the California Tax-Free Bond Fund reflect the performance of the Class A shares of the Overland Express California Tax-Free Bond Fund (the accounting survivor of the merger of the Stagecoach and Overland Funds on December 12, 1997) for the applicable period ended December 31, 1997.

         From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

         Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

         The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor and the total amount of assets under management by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.

         The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account,

Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

         Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

         Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

         Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

         Brokerage Commissions. For the six-month period ended March 31, 1997, the Funds paid brokerage commissions as follows:


                      Fund                                Commissions
                      ----                                -----------
             Arizona Tax-Free                                 $ 0
             California Tax-Free Bond*                        $ 0
             California Tax-Free Income                       $ 0
             National Tax-Free                                $ 0
             Oregon Tax-Free                                  $ 0

---------------

* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds did not pay any brokerage commissions.

         During the nine-month period ended September 30, 1996 and the years ended December 31, 1995 and 1994, the California Funds did not pay any brokerage commissions on portfolio transactions.

         Securities of Regular Broker/Dealers. As of March 31, 1997, the Funds
         ------------------------------------
indicated below owned securities of their "regular brokers or dealers" or their parents as defined in the 1940 Act as follows:


         Fund                     Broker/Dealer                             Amount
         ----                     -------------                             ------
Arizona Tax-Free               Goldman Sachs & Co.                         $762,919
Oregon Tax-Free                Goldman Sachs & Co.                         $504,001


         As of December 31, 1997, the California Tax-Free Bond Fund did not own any securities of its "regular brokers or dealers" or their parents as defined in the 1940 Act.

         Portfolio Turnover Rate. The portfolio turnover rate is not a limiting
         -----------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate s not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                  FUND EXPENSES

         From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on a Fund's performance.

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

         The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

         General. The Company intends to qualify each Fund as a regulated
         -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to each Fund, rather than to the Company as a whole. Accordingly, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

         The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

         In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

         Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
         ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Taxation of Fund Investments. Except as provided herein, gains and
         ----------------------------
losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle." If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         Capital Gain Distributions. Distributions which are designated by a
         --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

         Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

         Other Distributions. Although dividends will be declared daily based on
         -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

         Disposition of Fund Shares. A disposition of Fund shares pursuant to
         --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum
         ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Backup Withholding. The Company may be required to withhold, subject to
         ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

         Foreign Shareholders.  Under the Code, distributions of net investment
         --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

         New Regulations. On October 6, 1997, the Treasury Department issued new
         ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

         Special Tax Considerations.
         ---------------------------

All Funds

         The Funds intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations, the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by a Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their own tax advisors.

         Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

Arizona Tax-Free Fund

         Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Free Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Free Fund that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Free Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Free Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

         Because shares of the Arizona Tax-Free Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Free Fund. The Company makes no representations as to Arizona state and local taxes that may be imposed on a corporate investor in the Arizona Tax-Free Fund and encourages such investors to consult with their own tax advisors.

California Tax-Free Bond Fund and California Tax-Free Income Fund

         Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Bond Fund and California Tax-Free Income Fund that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Bond Fund and California Tax-Free Income Fund, including distributions of interest on municipal obligations issued by other issuers and all capital gains.

         Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Bond Fund and California Tax-Free Income Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

         Shareholders of the California Tax-Free Bond Fund and California Tax-Free Income Fund should consult their own tax advisors about other state and local tax consequences of their investments in the California Tax-Free Bond Fund and California Tax-Free Income Fund, such as consequences to California part-year residents, which may be different than the federal income tax consequences of such investments. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Bond Fund or California Tax-Free Income Fund and encourages such investors to consult with their own tax advisors.

Oregon Tax-Free Fund

         So long as the Oregon Tax-Free Fund qualifies to be taxed as a separate "regulated investment company" under the Code, individuals, trusts and estates will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Free Fund that represent "exempt-interest dividends" of a regulated investment company under the Code paid on municipal obligations of the State of Oregon and its political subdivisions, the U.S. Virgin Islands, Puerto Rico and Guam. Individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Free Fund, including distributions of interest on obligations issued by other issuers and all long-term and short-term capital gains. Shares of the Oregon Tax-Free Fund will not be subject to the Oregon property tax.

         Shareholders of the Oregon Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Free Fund, which may differ from the federal income tax consequences of such investments. The Company makes no representations as to Oregon state and local taxes that may be imposed on a corporate investor in the Oregon Tax-Free Fund and encourages such investors to consult with their own tax advisors.

National Tax-Free Fund

         Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.

         Other Matters. Investors should be aware that the investments to be
         -------------
made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                                  CAPITAL STOCK

         The Funds are five of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

         Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

         As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

         Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Set forth below as of April 1, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Institutional Class shares of a Fund or 5% or more of the voting securities of a Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.



                        5% OWNERSHIP AS OF APRIL 1, 1998
                        --------------------------------


                            NAME AND              CLASS; TYPE         PERCENTAGE       PERCENTAGE
       FUND                 ADDRESS              OF OWNERSHIP          OF CLASS          OF FUND
       ----                 --------             ------------         ----------       ----------
ARIZONA TAX-         Virg & Co.              Institutional Class        97.21%           61.37%
  FREE FUND          Attn: MF Dept. A88-4    Record Holder
                     P. O. Box 9800
                     Calabasas, CA
                     91372-0800

CALIFORNIA           Dim & Co.               Institutional Class        78.34%            9.07%
TAX-FREE BOND FUND   Attn: MF Dept. A88-4    Record Holder
                     P. O. Box 9800
                     Calabasas, CA
                     91372-0800

                     Hep & Co.
                     Attn: MF Dept. A88-4    Institutional Class         5.60%             N/A
                     P. O. Box 9800          Record Holder
                     MAC 9139-027
                     Calabasas, CA 91302

CALIFORNIA           Dim & Co.               Institutional Class        65.38%            7.14%
TAX -FREE INCOME     Attn: MF Dept A88-4     Record Holder
FUND                 P. O. Box 9800
                     Calabasas, CA
                     91372-0800
                                             Institutional Class        27.72%             N/A
                     Hep & Co.               Record Holder
                     Attn: MF Dept. A88-4
                     P. O. Box 9800
                     MAC 9139-027
                     Calabasas, CA 91302

NATIONAL TAX-        Virg & Co.              Institutional Class        53.10%            6.28%
  FREE FUND          Attn: MF Dept. A88-4    Record Holder
                     P. O. Box 9800
                     Calabasas, CA
                     91372-0800

                     Hep & Co.               Institutional Class        44.01%            5.21%
                     Attn: MF Dept. A88-4    Record Holder
                     P. O. Box 9800
                     MAC 9139-027
                     Calabasas, CA 91302

OREGON               Dim & Co.               Institutional Class        12.24%             N/A
TAX-FREE FUND        Attn: MF Dept. A88-4    Record Holder
                     P. O. Box 9800
                     Calabasas, CA
                     91372-0800

                     Virg & Co.              Institutional Class        52.45%            9.63%
                     Attn: MF Dept A88-4     Record Holder
                     P. O. Box 9800
                     Calabasas, CA
                     91372-0800

                     Hep & Co.               Institutional Class        21.85%             N/A
                     Attn: MF Dept. A88-4    Record Holder
                     P. O. Box 9800 MAC
                     9139-027
                     Calabasas, CA 91302

                     Dean Witter             Institutional Class         9.23%             N/A
                     P. O. Box 250           Beneficially Owned
                     Church Street Station   for
                     New York, NY            Flavel W. Temple and
                     10008-0250              Rachael Temple


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more that 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                      OTHER

         This Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                              FINANCIAL INFORMATION

         The portfolio of investments, audited financial statements and independent auditors' report for the California Tax-Free Bond Fund for the year ended December 31, 1997, are hereby incorporated by reference to the Annual Reports as filed with the SEC on March 3, 1998.

         The portfolio of investments and unaudited financial statements for the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Report as filed with the SEC on December 5, 1997.

         The portfolio of investments, audited financial statements and independent auditors' report for the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds for the six-month period ended March 31, 1997, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

         Annual and Semi-Annual Reports may be obtained by calling
1-800-260-5969.

                                    APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

         S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                           STAGECOACH FUNDS, INC.
                  SEC Registration Nos. 33-42927; 811-6419

                                   PART C

                              OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:
          --------------------

     With respect to the California Tax-Free Bond, Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1997, are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports, as filed with the SEC on March 3, 1998.

     With respect to the International Equity Fund, 4-6 month unaudited financial statements for the period beginning September 24, 1997 (commencement of operations) and ending March 9, 1998, are incorporated by reference to Post-Effective Amendment No. 44 to the Company's Registration Statement, as filed with the SEC on April 17, 1998.

     With respect to the Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Diversified Equity Income, Equity Index, Equity Value, Government Money Market Mutual, Growth, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Strategic Growth, Treasury Money Market Mutual, U.S. Government Allocation and U.S. Government Income Funds, the portfolio of investments, unaudited financial statements and independent auditors' report for the fiscal period ended September 30, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Semi-Annual Reports, as filed with the SEC on December 5, 1997.

With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1997 are incorporated in the respective statements of additional information for such

Funds by reference to the Company's Semi-Annual Reports, as filed with the SEC on December 5, 1997.

     With respect to the Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Diversified Equity Income, Equity Index, Equity Value, Government Money Market Mutual, Growth, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Strategic Growth, Treasury Money Market Mutual, U.S. Government Allocation and U.S. Government Income Funds, the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports, as filed with the SEC on June 4, 1997.

     With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

     With respect to the National Tax Free Money Market Trust, the financial statements for such Fund will be incorporated by reference in its respective statements of additional information when available.

     With respect to the predecessor portfolios to the California Tax-Free Bond, Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland Express Funds, Inc. ("Overland") (SEC File Nos. 33-16296; 811-8275) as filed with the SEC on September 3, 1997.

     With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland as filed with the SEC on September 3, 1997.

     With respect to the predecessor portfolios to the California Tax-Free Bond, Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income,

Short-term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.


     (b)  Exhibits:
          --------

Exhibit
Number             Description
------             -----------

1(a)            -  Amended and Restated Articles of Incorporation dated
                   November 22, 1995, incorporated by reference to Post-
                   Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

1(b)            -  Articles Supplementary, incorporated by reference to Post-
                   Effective Amendment No. 43 to the Registration Statement, filed March 30, 1998.

2               -  By-Laws, incorporated by reference to Post-Effective
                   Amendment No. 31 to the Registration Statement, filed May
                   15, 1997.

3               -  Not Applicable

4               -  Not Applicable

5(a)(i)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                   Statement, filed April 17, 1992.

5(a)(ii)        -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

5(b)(i)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

5(b)(ii)        -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

5(c)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

5(d)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

5(e)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

5(f)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                   Statement, filed April 17, 1992.

5(g)(i)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

5(g)(ii)        -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

5(h)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration
                   Statement, filed May 1, 1992.

5(i)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

5(j)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                   Statement, filed November 29, 1995.

5(k)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Arizona Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                   Statement, filed January 31, 1997.

5(l)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Balanced Fund, incorporated by reference to Post-
                   Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

5(m)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Equity Value Fund, incorporated by reference to Post-
                   Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

5(n)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Government Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

5(o)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Intermediate Bond Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                   Statement, filed January 31, 1997.

5(p)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Trust Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                   Statement, filed January 31, 1997.

5(q)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                   Statement, filed January 31, 1997.

5(r)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Oregon Tax-Free Fund, incorporated by reference to Post-
                   Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

5(s)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Prime Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

5(t)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

5(u)            -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No.
                   28 to the Registration Statement, filed December 3, 1996.

5(v)            -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No.
                   32 to the Registration Statement, filed May 30, 1997.

5(v)(i)         -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Index Allocation, Short-Term Government-
                   Corporate Income, Short-Term Municipal Income, Overland
                   Express Sweep and Variable Rate Government Funds, filed
                   September 25, 1997.

5(v)(ii)        -  Form of Sub-Advisory Contract with Barclays Global Fund
                   Advisors on behalf of the Index Allocation Fund, filed
                   September 25, 1997.

5(w)            -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

6(a)            -  Amended Distribution Agreement with Stephens Inc.,
                   incorporated by reference to Post-Effective Amendment No.
                   15 to the Registration Statement, filed May 1, 1995.

6(b)            -  Selling Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective
                   Amendment No. 2 to the Registration Statement, filed April
                   17, 1992.

7               -  Not Applicable

8(a)            -  Custody Agreement with Wells Fargo Institutional Trust
                   Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

8(b)            -  Custody Agreement with Wells Fargo Institutional Trust
                   Company, N.A. on behalf of the U.S. Government Allocation
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 2 to the Registration Statement, filed April 17, 1992.

8(c)            -  Custody Agreement with Wells Fargo Institutional Trust
                   Company, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

8(d)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

8(e)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

8(f)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                   Statement, filed April 17, 1992.

8(g)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

8(h)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Fund, incorporated by reference to Post-
                   Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

8(i)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

8(j)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                   Statement, filed November 29, 1995.

8(k)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

8(l)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No.
                   24 to the Registration Statement, filed April 29, 1996.

8(m)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration
                   Statement, filed February 28, 1996.

8(n)            -  Custody Agreement with Wells Fargo Bank on behalf of the
                   Arizona Tax-Free, Balanced, Equity Value, Government Money
                   Market Mutual, Index Allocation, Intermediate Bond, Money
                   Market Trust, National Tax-Free, Oregon Tax-Free,

                   Overland Express Sweep, Prime Money Market Mutual, Short-Term Government-Corporate Income, Short-Term Municipal Income, Treasury Money Market Mutual and Variable Rate Government Funds, filed September 25, 1997.

9(a)(i)         -  Administration Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-
                   Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

9(a)(ii)        -  Co-Administration Agreement with Wells Fargo Bank, N.A. and
                   Stephens Inc. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

9(b)            -  Agency Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective
                   Amendment No. 32 to the Registration Statement, filed May
                   30, 1997.

9(c)(i)         -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the California Tax-Free Money Market Mutual
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 2 to the Registration Statement, filed April 17, 1992.

9(c)(ii)        -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

9(c)(iii)       -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

9(c)(iv)        -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No.
                   17 to the Registration Statement, filed November 29, 1995.

9(c)(v)         -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Short-Intermediate U.S. Government Income
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 8 to the Registration Statement, filed February 10,
                   1994.

9(c)(vi)        -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the National Tax-Free Money Market Mutual
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 24 to the Registration Statement, filed April 29, 1996.

9(c)(vii)       -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Asset Allocation
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 15 to the Registration Statement, filed May 1, 1995.

9(c)(viii)      -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the California Tax-Free
                   Bond Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May
                   1, 1995.

9(c)(ix)        -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Diversified Income
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 15 to the Registration Statement, filed May 1, 1995.

9(c)(x)         -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No.
                   15 to the Registration Statement, filed May 1, 1995.

9(c)(xi)        -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Growth and Income
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 15 to the Registration Statement, filed May 1, 1995.

9(c)(xii)       -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the U.S. Government
                   Allocation Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

9(c)(xiii)      -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Aggressive Growth
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 20 to the Registration Statement, filed February 28,
                   1996.

9(c)(xiv)       -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Asset
                   Allocation Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

9(c)(xv)        -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

9(c)(xvi)       -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

9(c)(xvii)      -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Ginnie
                   Mae Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May
                   1, 1995.

9(c)(xviii)     -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

9(c)(xix)       -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the U.S.
                   Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

9(c)(xx)        -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class A Shares of the Aggressive Growth
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 20 to the Registration Statement, filed February 28,
                   1996.

9(d)(i)         -  Servicing Plan on behalf of the National Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-
                   Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

9(d)(ii)        -  Servicing Plan on behalf of the Class B Shares of the Asset
                   Allocation Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

9(d)(iii)       -  Servicing Plan on behalf of the Class B Shares of the
                   California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

9(d)(iv)        -  Servicing Plan on behalf of the Class B Shares of the
                   Diversified Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

9(d)(v)         -  Servicing Plan on behalf of the Class B Shares of the
                   Ginnie Mae Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

9(d)(vi)        -  Servicing Plan on behalf of the Class B Shares of the
                   Growth and Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

9(d)(vii)       -  Servicing Plan on behalf of the Class B Shares of the U.S.
                   Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

9(d)(viii)      -  Servicing Plan on behalf of the Class A Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-
                   Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

9(d)(ix)        -  Servicing Plan on behalf of the Class B Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-
                   Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

9(d)(x)         -  Servicing Plan on behalf of the Class B shares of the Index
                   Allocation Fund, filed September 25, 1997.

9(e)(i)         -  Servicing Plan and Form of Shareholder Servicing Agreement
                   on behalf of the Class A Shares of the Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual,
                   Intermediate Bond, International Equity, National Tax-Free,
                   Oregon Tax-Free, Prime Money Market Mutual, Small Cap and
                   Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, incorporated by reference to Post-
                   Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

9(e)(ii)        -  Servicing Plan and Form of Shareholder Servicing Agreement
                   on behalf of the Class B Shares of the Arizona Tax-Free, Balanced, Equity Value, Intermediate Bond, International
                   Equity, National Tax-Free, Oregon Tax-Free and Small Cap
                   Funds, incorporated by reference to Post-Effective
                   Amendment No. 32 to the Registration Statement, filed May
                   30, 1997.

9(e)(iii)       -  Servicing Plan and Form of Shareholder Servicing Agreement
                   on behalf of the Institutional Class Shares of the Aggressive Growth, Arizona Tax-Free, Balanced, California
                   Tax-Free Bond, California Tax-Free Income, Equity Value,
                   Ginnie Mae, Growth and Income, Intermediate Bond,
                   International Equity, Money Market Mutual, National Tax-
                   Free, Oregon Tax-Free, Prime Money Market Mutual, Short-
                   Intermediate Government, Small Cap and Treasury Money
                   Market Mutual Funds, incorporated by reference to Post-
                   Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

9(e)(iv)        -  Servicing Plan and Form of Shareholder Servicing Agreement
                   on behalf of the Service Class Shares of the Prime Money
                   Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No.
                   25 to the Registration Statement, filed June 17, 1996.

9(e)(v)         -  Servicing Plan and Form of Shareholder Servicing Agreement
                   on behalf of the Money Market Trust and California Tax-Free
                   Money Market Trust, incorporated by reference to Post-
                   Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

9(e)(vi)        -  Servicing Plan and Form of Shareholder Servicing Agreement
                   on behalf of the Class E Shares of the Treasury Money
                   Market Mutual Fund, incorporated by reference to Post-
                   Effective Amendment No. 19 to the Registration Statement, filed January 23, 1997.

9(e)(vii)       -  Servicing Plan and Form of Shareholder Servicing Agreement
                   on behalf of the Administrative Class shares of the Prime
                   Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No.
                   33 to the Registration Statement, filed August 5, 1997.

9(e)(viii)      -  Servicing Plan and Form of Shareholder Servicing Agreement
                   on behalf of the Class C shares of the Aggressive Growth, California Tax-Free Bond, Index Allocation, Ginnie Mae,
                   National Tax-Free Bond, Small Cap and Variable Rate
                   Government Funds, incorporated by reference to Post-
                   Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

9(e)(ix)        -  Servicing Plan and Form of Shareholder Servicing Agreement
                   on behalf of the Institutional Class shares of the National
                   Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

9(f)            -  Shareholder Administrative Servicing Plan and Form of
                   Administrative Servicing Agreement on behalf of Class A shares of Index Allocation and Variable Rate Government
                   Funds and shares of the Short-Term Government-Corporate
                   Income and Short-Term Municipal Income Funds, filed
                   September 25, 1997.

10              -  Opinion and Consent of Counsel, filed herewith.

11              -  Consent of Independent Auditor, filed herewith.

12              -  Not Applicable

13              -  Investment letter, incorporated by reference to Item 24(b)
                   of Pre-Effective Amendment No. 1 to the Registration
                   Statement, filed November 29, 1991.

14              -  Not Applicable

15(a)(i)        -  Distribution Plan on behalf of the California Tax-Free
                   Money Market Mutual Fund, incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

15(a)(ii)       -  Distribution Plan on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

15(a)(iii)      -  Distribution Plan on behalf of the Money Market Mutual
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 3 to the Registration Statement, filed May 1, 1992.

15(a)(iv)       -  Distribution Plan on behalf of the California Tax-Free
                   Income Fund, incorporated by reference to Post-Effective
                   Amendment No. 4 to the Registration Statement, filed
                   September 10, 1992.

15(a)(v)        -  Distribution Plan on behalf of the Short-Intermediate U.S.
                   Government Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

15(a)(vi)       -  Amended Distribution Plan on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

15(a)(vii)      -  Amended Distribution Plan on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

15(a)(viii)     -  Amended Distribution Plan on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

15(a)(ix)       -  Amended Distribution Plan on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

15(a)(x)        -  Amended Distribution Plan on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

15(a)(xi)       -  Amended Distribution Plan on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

15(a)(xii)      -  Distribution Plan on behalf of the National Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-
                   Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

15(a)(xiii)     -  Distribution Plan on behalf of the Class A Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-
                   Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

15(a)(xiv)      -  Distribution Plan on behalf of the California Tax-Free
                   Money Market Trust, incorporated by reference to Post-
                   Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

15(a)(xv)       -  Distribution Plan on behalf of the Class A Shares of the
                   Arizona Tax-Free, Balanced, Equity Value, Government Money
                   Market Mutual, Intermediate Bond, International Equity,
                   National Tax-Free, Oregon Tax-Free, Prime Money Market
                   Mutual, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No.
                   32, filed May 30, 1997.

15(a)(xvi)      -  Distribution Plan on behalf of the Class A shares of the
                   Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed September 25,
                   1997.

15(b)(i)        -  Distribution Plan on behalf of the Class B Shares of the
                   Asset Allocation Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

15(b)(ii)       -  Distribution Plan on behalf of the Class B Shares of the
                   California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

15(b)(iii)      -  Distribution Plan on behalf of the Class B Shares of the
                   Diversified Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

15(b)(iv)       -  Distribution Plan on behalf of the Class B Shares of the
                   Ginnie Mae Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

15(b)(v)        -  Distribution Plan on behalf of the Class B Shares of the
                   Growth and Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

15(b)(vi)       -  Distribution Plan on behalf of the Class B Shares of the
                   U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

15(b)(vii)      -  Distribution Plan on behalf of the Class B Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-
                   Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

15(b)(viii)     -  Distribution Plan on behalf of the Class B Shares of the
                   Arizona Tax-Free, Balanced, Equity Value, Index Allocation,
                   Intermediate Bond, International Equity, National Tax-Free,
                   Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

15(c)           -  Distribution Plan on behalf of the Class C Shares of the
                   Aggressive Growth, California Tax-Free Bond, Index
                   Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

15(d)           -  Distribution Plan on behalf of the Overland Sweep Fund, filed
                   September 25, 1997.

15(e)           -  Distribution Plan on behalf of the Class E Shares of the
                   Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 29, filed January
                   23, 1997.

16              -  Schedules for Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 15, filed May
                   1, 1995.

17              -  See Exhibit 27.

18              -  Rule 18f-3 Multi-Class Plan, as amended, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5,1997.

19              -  Powers of Attorney for R. Greg Feltus, Jack S. Euphrat,
                   Thomas S. Goho, Joseph N. Hankin, W. Rodney Hughes, Robert
                   M. Joses and J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 32, filed May 30, 1997; Power of Attorney for Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 41, filed January 30,
                   1998.

27              -  Financial Data Schedules for the Overland predecessor
                   portfolios for the period ended December 31, 1996, incorporated by reference to the Form N-SAR filed February
                   9, 1997; Financial Data Schedules for the fiscal period ended March 31, 1997, incorporated by reference to the Form
                   N-SAR, filed May 29, 1997.

Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

     As of March 1, 1998 the Funds did not directly or indirectly control, and were not under common control with, any other person or entity.

Item 26.  Number of Holders of Securities
          -------------------------------

     As of February 28, 1998, the number of record holders of each class of Securities of the Registrant was as follows:

                Title of Class                                          Number of Record Holders
                --------------                                         ------------------------
                                                     Class A*        Class B         Class C         Institutional
                                                     --------        -------         -------         -------------
                                                                                                         Class
                                                                                                         -----
Arizona Tax-Free Fund                                   185               33            N/A                6

Asset Allocation Fund                                12,266           10,615            N/A              N/A

Balanced Fund                                         1,657              509            N/A              N/A

California Tax-Free Bond Fund                        10,971            1,670             79               51

California  Tax-Free Income Fund                      3,069              N/A            N/A                8

California Tax-Free Money Market Mutual Fund          8,120              N/A            N/A              N/A

California Tax-Free Money Market Trust                    3              N/A            N/A              N/A

Diversified Equity Income Fund                       12,587            3,688            N/A              N/A

Equity Index Fund                                     2,078              N/A            N/A              N/A

Equity Value Fund                                     2,254            4,499            N/A              104

Government Money Market Fund                            133              N/A            N/A              N/A

Growth Fund                                          13,384            3,663            N/A               30

Index Allocation Fund                                 1,427              111          1,065              N/A

International Equity Fund                             1,086            2,436            N/A              N/A

Intermediate Bond Fund                                  152              245            N/A               10

Money Market Mutual Fund                              5,940              2**            N/A              N/A

Money Market Trust                                        5              N/A            N/A              N/A

National Tax-Free Fund                                  946               28            144                5

National Tax-Free Money Market Mutual Fund               51              N/A            N/A              N/A

National Tax-Free Money Market Trust                      2              N/A            N/A              N/A

Oregon Tax-Free Fund                                    639               70            N/A                9

Overland Express Sweep Fund                               4              N/A            N/A              N/A

Prime Money Market Mutual                               361           347***       696*****               74

Short-Intermediate U.S. Government Income Fund          729              N/A            N/A               49

Short-Term Government-Corporate Income Fund              22              N/A            N/A              N/A

Short-Term Municipal Income Fund                         19              N/A            N/A              N/A

Small Cap Fund                                          731            1,569            130               13

Strategic Growth Fund                                14,309            2,849          1,654              N/A

Treasury Money Market Mutual Fund                       216            99***          2****              187

U.S. Government Allocation Fund                       1,312              467            N/A              N/A

U.S. Government Income Fund                          10,948              823             80               67

Variable Rate Government                                746              N/A             49              N/A

* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
**     Designates the number of Class S
       recordholders.
***    Designates the number of Service Class recordholders.
****   Designates the number of Class E recordholders.
*****  Designates the number of Administrative Class recordholders.

Item 27.  Indemnification
          ---------------

     The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

     (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-
Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

     (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 28.  Business and Other Connections of Investment Advisor.
          ----------------------------------------------------

     Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment advisor to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

     To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.


Name and Position      Principal Business(es) and Address(es)
at Wells Fargo Bank    During at Least the Last Two Fiscal Years
-------------------    -----------------------------------------
H. Jesse Arnelle       Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director               455 Market Street
                       San Francisco, CA  94105

                       Director of Armstrong World Industries, Inc.
                       5037 Patata Street
                       South Gate, CA  90280

                       Director of Eastman Chemical Corporation
                       12805 Busch Place
                       Santa Fe Springs, CA  90670

                       Director of FPL Group, Inc.
                       700 Universe Blvd.
                       P.O. Box 14000
                       North Palm Beach, FL  33408

Michael R. Bowlin       Chairman of the Board of Directors, Chief Executive
Director                Officer, Chief Operating Officer and President of
                        Atlantic Richfield Co. (ARCO)
                        Highway 150
                        Santa Paula, CA  93060

Edward Carson           Chairman of the Board and Chief Executive Officer of
Director                First Interstate Bancorp
                        633 West Fifth Street
                        Los Angeles, CA  90071

                        Director of Aztar Corporation
                        2390 East Camelback Road  Suite 400
                        Phoenix, AZ  85016

                        Director of Castle & Cook, Inc.
                        10900 Wilshire Blvd.
                        Los Angeles, CA  90024

                        Director of Terra Industries, Inc.
                        1321 Mount Pisgah Road
                        Walnut Creek, CA  94596

William S. Davilla      President (Emeritus) and a Director of
Director                The Vons Companies, Inc.
                        618 Michillinda Ave.
                        Arcadia, CA  91007

                        Director of Pacific Gas & Electric Company
                        788 Taylorville Road
                        Grass Valley, CA  95949

Rayburn S. Dezember     Director of CalMat Co.
Director                3200 San Fernando Road
                        Los Angeles, CA  90065

                        Director of Tejon Ranch Company
                        P.O. Box 1000
                        Lebec, CA  93243

                        Director of The Bakersfield Californian
                        1707 I Street
                        P.O. Box 440
                        Bakersfield, CA  93302

                        Trustee of Whittier College
                        13406 East Philadelphia Ave.
                        P.O. Box 634
                        Whittier, CA  90608

Paul Hazen              Chairman of the Board of Directors of
Chairman of the Board   Wells Fargo & Company
of Directors            420 Montgomery Street
                        San Francisco, CA  94105

                        Director of Phelps Dodge Corporation
                        2600 North Central Ave.
                        Phoenix, AZ  85004

                        Director of Safeway, Inc.
                        4th and Jackson Streets
                        Oakland, CA  94660

Robert K. Jaedicke      Professor (Emeritus) of Accounting
Director                Graduate School of Business at Stanford University
                        MBA Admissions Office
                        Stanford, CA  94305

                        Director of Bailard Biehl & Kaiser
                        Real Estate Investment Trust, Inc.
                        2755 Campus Dr.
                        San Mateo, CA  94403

                        Director of Boise Cascade Corporation
                        1111 West Jefferson Street
                        P.O. Box 50
                        Boise, ID  83728

                        Director of California Water Service Company
                        1720 North First Street
                        San Jose, CA  95112

                        Director of Enron Corporation
                        1400 Smith Street
                        Houston, TX  77002

                        Director of GenCorp, Inc.
                        175 Ghent Road
                        Fairlawn, OH  44333

                        Director of Homestake Mining Company
                        650 California Street
                        San Francisco, CA  94108

Thomas L. Lee           Chairman and Chief Executive Officer of
Director                The Newhall Land and Farming Company
                        10302 Avenue 7 1-2
                        Firebaugh, CA  93622

                        Director of Calmat Co.
                        501 El Charro Road
                        Pleasanton, CA  94588

                        Director of First Interstate Bancorp
                        633 West Fifth Street
                        Los Angeles, CA  90071

Ellen Newman            President of Ellen Newman Associates
Director                323 Geary Street
                        Suite 507
                        San Francisco, CA  94102

                        Chair (Emeritus) of the Board of Trustees
                        University of California at San Francisco Foundation 250 Executive Park Blvd.
                        Suite 2000
                        San Francisco, CA  94143

                        Director of the California Chamber of Commerce 1201 K Street
                        12th Floor
                        Sacremento, CA  95814

Philip J. Quigley       Chairman, President and Chief Executive Officer of
Director                Pacific Telesis Group
                        130 Kearney Street  Rm.  3700
                        San Francisco, CA  94108

Carl E. Reichardt       Director of Columbia/HCA Healthcare Corporation
Director                One Park Plaza
                        Nashville, TN  37203

                        Director of Ford Motor Company
                        The American Road
                        Dearborn, MI  48121

                        Director of Newhall Management Corporation
                        23823 Valencia Blvd.
                        Valencia, CA  91355

                        Director of Pacific Gas and Electric Company
                        77 Beale Street
                        San Francisco, CA  94105

                        Retired Chairman of the Board of Directors and Chief Executive Officer of Wells Fargo & Company 420 Montgomery Street

                        San Francisco, CA  94105

Donald B. Rice          President and Chief Executive Officer of Teledyne, Inc.
Director                2049 Century Park East
                        Los Angeles, CA  90067

                        Retired Secretary of the Air Force

                        Director of Vulcan Materials Company
                        One MetroPlex Drive
                        Birmingham, AL  35209

Richard J. Stegemeier   Chairman (Emeritus) of Unocal Corp
Director                44141 Yucca Avenue
                        Lancaster, CA  93534

                        Director of Foundation Health Corporation
                        166 4th
                        Fort Irwin, CA  92310

                        Director of Halliburton Company
                        3600 Lincoln Plaza
                        500 North Alcard Street
                        Dallas, TX  75201

                        Director of Northrop Grumman Corp.
                        1840 Century Park East
                        Los Angeles, CA  90067

                        Director of Outboard Marine Corporation
                        100 SeaHorse Drive
                        Waukegan, IL  60085

                        Director of Pacific Enterprises
                        555 West Fifth Street
                        Suite 2900
                        Los Angeles, CA  90031

                        Director of First Interstate Bancorp
                        633 West Fifth Street
                        Los Angeles, CA  90071

Susan G. Swenson        President and Chief Executive Officer of Cellular One
Director                651 Gateway Blvd.
                        San Francisco, CA  94080

David M. Tellep         Retired Chairman of the Board and Chief Executive
Director                Officer of Martin Lockheed Corp
                        6801 Rockledge Drive

                        Bethesda, MD  20817

                        Director of Edison International
                        and Southern California Edison Company
                        2244 Walnut Grove Ave.
                        Rosemead, CA  91770

                        Director of First Interstate
                        633 West Fifth Street
                        Los Angeles, CA  90071

Chang-Lin Tien          Chancellor of the University of California at Berkeley
Director
                        Director of Raychem Corporation
                        300 Constitution Drive
                        Menlo Park, CA  94025

John A. Young           President, Chief Executive Officer and Director
Director                of Hewlett-Packard Company
                        3000 Hanover Street
                        Palo Alto, CA  9434

                        Director of Chevron Corporation
                        225 Bush Street
                        San Francisco, CA  94104

                        Director of Lucent Technologies
                        25 John Glenn Drive
                        Amherst, NY  14228

                        Director of Novell, Inc.
                        11300 West Olympic Blvd.
                        Los Angeles, CA  90064

                        Director of Shaman Pharmaceuticals Inc.
                        213 East Grand Ave. South
                        San Francisco, CA  94080

William F. Zuendt       President of Wells Fargo & Company
President               420 Montgomery Street
                        San Francisco, CA  94105

                        Director of 3Com Corporation
                        5400 Bayfront Plaza, P.O. Box 58145
                        Santa Clara, CA  95052

                        Director of the California Chamber of Commerce

     Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. From May 1, 1996 to December 15, 1997 BGFA BGFA served as sub-advisor to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invested substantially all of their assets. These Funds currently invest directly in a portfolio of securities and no longer invest in the Master Portfolios. BGFA currently serves as sub-advisor to these Funds.

     The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-advisor to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Name and Position               Principal Business(es) During at
at BGFA                         Least the Last Two Fiscal Years
-------                         ---------------------------------
Frederick L.A. Grauer           Director of BGFA and Co-Chairman and Director of BGI
Director                        45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                   Director of BGFA and C-Chairman and Director of BGI
Director                        45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint                Chairman of the Board of Directors of BGFA
Chairman and Director           and Chief Executive Officer of BGI
                                45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher               Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer         45 Fremont Street, San Francisco, CA 94105
                                Managing Director and Principal Accounting Officer at
                                Bankers Trust Company from 1988 - 1997
                                505 Market Street, San Francisco, CA  94105

     Prior to January 1, 1996 WFNIA served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as advisor or sub-advisor to various other open-end management investment companies.

     For additional information, "Organization and Management of the Fund(s)" in the Prospectuses for the Funds as well as "Management" in the Statements of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisors Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.  Principal Underwriters.
          ----------------------

     (a) Stephens Inc., distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Life & Annuity Trust, MasterWorks Funds, Inc. Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

     (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

     (c)  Not applicable.

Item 30.  Location of Accounts and Records.
          --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

     (b) Wells Fargo Bank maintains all Records relating to its services as investment advisor, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

     (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

     (d) BGFA and BGI maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

     (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.  Management Services.
          -------------------

     Other than as set forth under the captions "Organization and Management of the Fund(s)" in the Prospectuses for the Funds as well as "Management" in the Statements of

Additional Information of such Funds, the Registrant is not a party to any management-related service contract.

Item 32.  Undertakings.
          ------------

        (a)  Not applicable.

        (b)  Not applicable.

        (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

        (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES
                                  ----------

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 30th day of April, 1998.

                         STAGECOACH FUNDS, INC.


                         By    /s/ Richard H. Blank, Jr.
                             --------------------------------
                             Richard H. Blank, Jr.
                             Secretary and Treasurer
                             (Principal Financial Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


   Signature                       Title                                               Date
   ---------                       -----                                               ----
       *                           Director, Chairman and President
----------------------------
(R. Greg Feltus)                   (Principal Executive Officer)


   /s/Richard H. Blank, Jr.        Secretary and Treasurer                            4/30/98
----------------------------
(Richard H. Blank, Jr.)            (Principal Financial Officer)


       *                           Director
----------------------------
(Jack S. Euphrat)


       *                           Director
----------------------------
(Thomas S. Goho)


       *                           Director
----------------------------
(Peter G. Gordon)


       *                           Director
----------------------------
(Joseph N. Hankin)


       *                           Director
----------------------------
(W. Rodney Hughes)


       *                           Director
----------------------------
(Tucker Morse)


*By   /s/Richard H. Blank, Jr.
      ---------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact
      April 30, 1998


                            STAGECOACH FUNDS, INC.
                         FILE NOS. 33-42927; 811-6419
                                 EXHIBIT INDEX


Exhibit Number                                       Description
EX-99.B10                                   Opinion and Consent of Counsel

EX-99.B11                                   Independent Auditor's Consent
